As filed with the Securities and Exchange Commission on September 28, 2026

Securities Act File No. 333-

Investment Company Act file No. 811-22554

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT	☒

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 24	☒

Carlyle Credit Income Fund

(Exact name of registrant as specified in its charter)

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

(212) 813-4900

(Address and telephone number, including area code, of principal executive offices)

Joshua Lefkowitz, Esq.

Carlyle Credit Income Fund

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

(Name and address of agent for service)

WITH COPIES TO:

Rajib Chanda, Esq.

Steven Grigoriou, Esq.

Jonathan H. Pacheco, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington DC 20001

(202) 636-5500

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Preliminary Prospectus Dated September 28, 2026

PRELIMINARY PROSPECTUS

$250,000,000

Carlyle Credit Income Fund

Common Shares

Preferred Shares

Subscription Rights

Debt Securities

Carlyle Credit Income Fund (the “Fund”) is a non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.”

Investment Objective. The Fund’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation.

Principal Investment Strategies. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities issued by other securitization vehicles. LAFs are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. LAFs typically incur leverage between four and six times equity value prior to a CLO’s pricing. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged ten times), which magnifies our risk of loss on such investments. See “Risk Factors—Risks Related to Our Investments—We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

Under normal circumstances, we invest at least 80% of the aggregate of the Fund’s net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, the Fund considers credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, LAFs and securities issued by other securitization vehicles; (ii) secured and unsecured floating rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) convertible debt securities; (vii) certificates of deposit, bankers’ acceptances and time deposits; and (viii) other credit-related instruments. The Fund’s investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments will be counted towards its 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.

Our 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by our board of trustees without Shareholder approval. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

Investment Adviser. The investment adviser to the Fund is Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”). CGCIM is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). CGCIM is a wholly owned subsidiary of Carlyle Investment Management L.L.C. (“CIM” and together with CGCIM, “Carlyle”).

Securities Offered. Our shares of beneficial interest (the “common shares”), preferred shares of beneficial interest (“preferred shares”), debt securities or subscription rights to purchase our securities (collectively, the “securities”) may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities. The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” in this prospectus. We may not sell any of the securities pursuant to this registration statement through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “CCIF.” Prior to July 27, 2023, the Fund’s common shares traded on NYSE under the symbol “VCIF.” As of September 25, 2026, the last reported sales price of our common shares on the NYSE was $2.42 per share. The net asset value per common share at August 31, 2026 (the last date prior to the date of this prospectus for which we reported net asset value) was $3.23.

As of September 16, 2026, the aggregate market value of our outstanding common shares held by non-affiliates, or the public float, was approximately $40,636,449, which was calculated based on approximately 16,189,820 shares of outstanding common shares held by non-affiliates and on a price per share of $2.51, the closing price of our common shares on September 16, 2026. Pursuant to certain SEC rules, in no event will we sell our securities in a public primary offering with a value exceeding more than one-third of our public float in any 12-month period so long as our public float remains below $75.0 million. We have not offered any securities pursuant to the SEC rules noted above during the 12 calendar months prior to and including the date of this prospectus.

Common shares of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their net asset value (“NAV”). If our common shares trade at a discount to our NAV, it will likely increase the risk of loss for purchasers of our securities.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any securities, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page 24 of this prospectus.

This prospectus contains important information you should know before investing in our securities. Please read this prospectus and retain it for future reference. We file annual and semi-annual shareholder reports, proxy statements and other information with the Securities and Exchange Commission, or the “SEC.” To obtain this information free of charge or make other inquiries pertaining to us, please visit our website (www.carlylecreditincomefund.com) or call (866) 277-8243 (toll-free). You may also obtain a copy of any information regarding us filed with the SEC from the SEC’s website (www.sec.gov). Information on our website and the SEC’s website is not incorporated into or a part of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is     , 2026

******

We have not authorized any person to provide you with different information from that contained in or incorporated by reference in this prospectus. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition and results of operations may have changed since that date. We will notify security holders promptly of any material change to this prospectus during the period in which we are required to deliver the prospectus.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $250,000,000 of our securities on the terms to be determined at the time of the offering, subject to, if applicable, the SEC rules referred to on the cover page of this Registration Statement. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision.

ii

PROSPECTUS SUMMARY

The following summary highlights some of the information contained in this prospectus. It is not complete and may not contain all the information that is important to a decision to invest in our securities. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and any applicable prospectus supplement. Except where the context suggests otherwise, the terms:

•

The “Fund,” “we,” “us,” and “our” refer to Carlyle Credit Income Fund, a Delaware statutory trust; and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

•	The “Adviser” refers to Carlyle Global Credit Investment Management L.L.C. (“CGCIM”); and is an SEC-registered investment adviser.

•	The “Administrator” refers to SS&C Technologies, Inc.

•

“Risk-adjusted returns” refers to the profile of expected asset returns across a range of potential macroeconomic scenarios, and does not imply that a particular strategy or investment should be considered low-risk.

Carlyle Credit Income Fund

The Fund is a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code.” Prior to 2023, the Fund was known as Vertical Capital Income Fund.

The Fund’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs”, that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities issued by other securitization vehicles. We may also acquire securities issued by exchange-traded funds (“ETFs”), and may otherwise invest indirectly in securities consistent with our investment objectives, including through a joint venture vehicle in which the Fund shares equal control of the vehicle with another party. The amount that we will invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-U.S. loans or securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. From time to time, the Fund may receive rebates of fees paid by the Fund from the CLO issuer in connection with the acquisition of CLO equity.

The CLO securities in which we primarily seek to invest are rated below investment grade or, in the case of CLO equity securities, are unrated, and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged ten times), which magnifies our risk of loss on such investments. LAFs are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. LAFs typically incur leverage between four and six times equity value prior to a CLO’s pricing.

These investment objectives and strategies are not fundamental policies of ours and may be changed by our board of trustees (the “Board”) without prior approval of our Shareholders. See “Regulation as a Closed-End Management Investment Company.”

The Adviser pursues a differentiated strategy within the CLO market focused on:

•	proactive sourcing and identification of investment opportunities;

•	utilization of the Adviser’s methodical investment analysis and due diligence process;

•	active involvement at the CLO structuring and formation stage; and

•	taking, in many instances, significant stakes in CLO equity and junior debt tranches.

In conducting its investment activities, the Fund believes that it will benefit from the significant scale and resources of Carlyle and its affiliates.

The Fund will seek to source opportunities through Carlyle’s extensive global relationships and proprietary network and through the deep infrastructure Carlyle has developed in each of the Fund’s credit strategies, including:

•	Carlyle’s well-established sponsor, bank and lending relationships cultivated over 30+ years, including ~1,000 lending relationships across the firm.

•	Scale of capital with approximately $211 billion of assets under management in Carlyle’s Global Credit group and 200+ dedicated credit investment professionals.

•	A broad network of dealer, investor, and manager relationships that Carlyle has developed during its 20+-year track record managing CLOs.

•	Integrated efforts with cross-platform sourcing capabilities and referrals from both internal and external Carlyle networks.

•	Ability to leverage the OneCarlyle platform[1] with 775+ origination and underwriting resources and global knowledge base across Global Credit, Global Private Equity, and Carlyle AlpInvest.

We believe that the Adviser’s (1) direct and often longstanding relationships with CLO collateral managers, CLO primary desks of investment banks, and CLO secondary trading desks of investment banks and broker-dealers, (2) CLO structural expertise and (3) relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO opportunities.

When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence the CLO’s key terms and conditions. We may acquire a majority position in a CLO tranche directly, or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “Conflicts of Interest.”

We seek to construct a portfolio of CLO securities that provides varied exposure across a number of key categories, including:

•	number of borrowers underlying each CLO;

[1]

The OneCarlyle platform consists of Carlyle’s global network of professionals, senior advisors, portfolio company resources, and industry contacts. Within the firm, the platform includes 1,000 Investor Services professionals who are dedicated resources to Carlyle’s limited partners. Additionally, Carlyle’s Global Credit business operates its three business segments, Liquid Credit, Private Credit and Real Assets Credit, in an integrated manner which Carlyle believes provides significant competitive advantages through shared information, resources and investment capabilities.

•	industry type of a CLO’s underlying borrowers;

•	number and investment style of CLO collateral managers; and

•	CLO vintage period.

The Adviser has a long-term investment horizon and invests primarily with a buy-and-hold mentality. However, on an ongoing basis, the Adviser actively monitors each investment and may sell positions if circumstances change from the time of investment or if the Adviser believes it is in our best interest to do so.

“Names Rule” Policy

In accordance with the requirements of the 1940 Act, we have adopted a policy to invest at least 80% of our assets in the particular type of investments suggested by our name. Accordingly, under normal circumstances, we invest at least 80% of the aggregate of our net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, the Fund considers credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, LAFs and securities issued by other securitization vehicles; (ii) secured and unsecured floating rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) convertible debt securities; (vii) certificates of deposit, bankers’ acceptances and time deposits; and (viii) other credit-related instruments. The Fund’s investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments will be counted towards its 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.

Our 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by the Board without prior approval of our Shareholders. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

Carlyle Global Credit Investment Management L.L.C.

CGCIM serves as the Fund’s investment adviser. CGCIM is registered as an investment adviser with the SEC under the Advisers Act. CGCIM is a wholly-owned subsidiary of CIM.

Carlyle is a global investment firm with approximately $485 billion of assets under management as of June 30, 2026 across 700+ active investment vehicles. The firm also has a large and diversified investor base with 3,300+ active fund investors located in approximately 88 countries.

Carlyle combines global vision with local insight, relying on a team of 775+ investment professionals operating out of 28 offices in 17 countries to uncover superior opportunities in Africa, Asia, Australia, Europe, Latin America, the Middle East and North America.

Principal Investment Strategies

CLO Overview

Our investment portfolio is comprised primarily of investments in the equity and junior debt tranches of CLOs that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. CLOs are generally backed by an asset or a pool of assets that serve as collateral. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. Generally, a CLO’s indenture requires that the maturity dates of a CLO’s assets, typically five to eight years from the date of issuance of a senior secured loan, be shorter than the maturity date of the CLO’s liabilities, typically 12 to 13 years from the date of issuance. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and that is subject to a variety of asset concentration limitations. Most CLOs are non-static, revolving structures that generally allow for reinvestment over a specific period of time (the “reinvestment period”) which is typically up to five years. The terms and covenants of a typical CLO structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price or fair value) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt securities in the form of multiple, primarily floating rate, debt tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the junior level by Moody’s Investors Service, Inc., or “Moody’s,” S&P Global Ratings, or “S&P,” and/or Fitch Ratings, Inc., or “Fitch.” The interest rate on the CLO debt tranches is the lowest at the AAA-level and generally increases at each level down the rating scale. The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. Below investment grade and unrated securities are sometimes referred to as “junk” securities. The diagram below is for illustrative purposes only and highlights a hypothetical structure intended to depict a typical CLO. A minority of CLOs also include a B-rated debt tranche (in which we may invest), and the structure of CLOs in which we invest may otherwise vary from this example. The left column represents the CLO’s assets, which support the liabilities and equity in the right column. The right column shows the various classes of debt and equity issued by the hypothetical CLO in order of seniority as to rights in payments from the assets. The percentage ranges appearing below the rating of each class represents the percent such class comprises of the overall “capital stack” (i.e., total debt and equity issued by the CLO).

CLO BALANCE SHEET
CLO Assets
CLO Liabilities and Equity
Primarily Floating Rate Loan Collateral
Portfolio of Primarily Senior Secured Loans
Typically B-Rated on Average
AAA-Rated Debt Tranche 60-65%
AA-Rated Debt Tranche 9-13%
A-Rated Debt Tranche 5-9%
BBB-Rated Debt Tranche 4-6%
BB-Rated Debt Tranche 4-6%
Unrated Equity Tranche 8-11%
Primarily Floating Rate CLO Debt
CCIF's Focus

CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s equity and debt investors. The interest waterfall applies to interest payments received on a CLO’s underlying collateral.

The principal waterfall applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and collateral management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests.

A CLO’s indenture typically requires that the maturity dates of a CLO’s assets, typically five to eight years from the date of issuance of a senior secured loan, be shorter than the maturity date of the CLO’s liabilities, typically 12 to 13 years from the date of issuance. However, CLO investors do face reinvestment risk with respect to a CLO’s underlying portfolio. In addition, in most CLO transactions, CLO debt investors are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause the CLO’s outstanding CLO debt securities to be repaid at par. See “Risk Factors—Risks Related to Our Investments—We and our investments are subject to reinvestment risk.”

Financing and Hedging Strategy

Leverage by the Fund. Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred shares). For example, if the Fund has $100 in Net Assets (as defined below), it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). In addition, if the Fund has $100 in Net Assets, it may issue $100 in preferred shares, resulting in $200 in total assets (or 200% asset coverage). “Net Assets” means the total assets of the Fund minus the Fund’s liabilities. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. Over the long term, we expect to operate under normal market conditions generally with leverage within a range of 25% to 40% of total assets, although the actual amount of our leverage will vary over time. Certain instruments that create leverage are considered to be senior securities under the 1940 Act.

In the event we fail to meet our applicable asset coverage ratio requirements, we may not be able to incur additional debt and/or issue preferred shares, and could be required by law or otherwise to sell a portion of our investments to repay some debt or redeem preferred shares (if any) when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends of an amount necessary to continue to qualify for treatment as a RIC for U.S. federal income tax purposes.

We expect that we will, or that we may need to, raise additional capital in the future to fund our continued growth, and we may do so by entering into a credit facility, issuing preferred shares or debt securities or through other leveraging instruments. Subject to the limitations under the 1940 Act, we may incur additional leverage opportunistically and may choose to increase or decrease our leverage. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by our Shareholders, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. See “Risk Factors—Risks Related to Our Investments—We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

Derivative Transactions. We may engage in “Derivative Transactions,” as described below, from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit, currency and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter, or “OTC,” options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” Our use of Derivative Transactions, if any, will generally be deemed to create leverage for us and involves significant risks. No assurance can be given that our strategy and use of derivatives will be successful, and our investment performance could diminish compared with what it would have been if Derivative Transactions were not used. See “Risk Factors—Risks Related to Our Investments—We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

Temporary Defensive Position. We may take a temporary defensive position and invest all or a substantial portion of our total assets in cash or cash equivalents, government securities or short-term fixed income securities during periods in which we believe that adverse market, economic, political or other conditions make it advisable to maintain a temporary defensive position. As the CLOs and LAFs in which we invest are generally illiquid in nature, we may not be able to dispose of such investments and take a defensive position. To the extent that we invest defensively, we likely will not achieve our investment objectives.

Operating and Regulatory Structure

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code.

Pursuant to the Investment Advisory Agreement, by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.75% of the month-end value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s Net Assets equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a derivative or swap (“Net Interest”), which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. For purposes of the Incentive Fee, Net Assets are calculated for the relevant quarter as the weighted average of the NAV of the Fund as of the first business day of each month therein. The weighted average NAV shall be calculated for each month by multiplying the NAV as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter.

The “catch-up” provision is intended to provide the Adviser with an incentive fee of 17.5% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.424% of Net Assets in any calendar quarter.

Thus, each calendar quarter the Fund will compare its pre-incentive fee net investment income, expressed as a percentage of the Fund’s Net Assets in respect of the relevant calendar quarter, to a hurdle rate of 2.00%. If the Fund’s pre-incentive fee net investment income is less than the hurdle rate, then the Adviser will not be paid the Incentive Fee in respect of that quarter. If the Fund’s pre-incentive fee net investment income is between 2.00% and 2.424% (the “Catch-up Range”), then the Adviser will be paid the Incentive Fee in respect of that quarter in an amount equal to 100% of the Fund’s pre-incentive fee net investment income within the Catch-up Range (the “Catch-up Amount”). If the Fund’s pre-incentive fee net investment income exceeds 2.424%, then the Adviser will be paid the Incentive Fee in respect of that quarter in an amount equal to the Catch-up Amount plus 17.5% of net investment income above 2.424%. See “Management and Incentive Fees.”

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund.

Conflicts of Interest

An affiliated investment fund, account or other similar arrangement currently formed or formed in the future and managed by the Fund’s Adviser or its affiliates may have overlapping investment objectives and strategies with the Fund’s own and, accordingly, may invest in asset classes similar to those targeted by the Fund. This creates potential conflicts in allocating investment opportunities among the Fund and such other investment funds, accounts and similar arrangements, particularly in circumstances where the availability or liquidity of such investment opportunities is limited or where co-investments by the Fund and other funds, accounts or arrangements are not permitted under applicable law, as discussed below.

For example, Carlyle sponsors several investment funds, accounts and other similar arrangements, including, without limitation, structured credit funds as well as closed-end registered investment companies, business development funds (“BDCs”), funds that provide carried interest (i.e., the right to a share of the profits) to investors (“carry funds”), managed accounts and structured credit funds it may sponsor in the future. The SEC has granted exemptive relief that permits the Fund and certain of its affiliates to co-invest in suitable negotiated investments (the “Exemptive Relief”). If Carlyle is presented with investment opportunities that generally fall within the Fund’s investment objective and other board-established criteria and those of other Carlyle funds, accounts or other similar arrangements (including existing and future affiliated BDCs and registered closed-end funds) whether focused on a credit strategy or otherwise, Carlyle allocates such opportunities among the Fund and such other Carlyle funds, accounts or other similar arrangements in a manner consistent with the Exemptive Relief, the Adviser’s allocation policies and procedures and Carlyle’s other allocation policies and procedures, where applicable, as discussed below.

More specifically, investment opportunities in suitable negotiated investments for investment funds, accounts and other similar arrangements (including proprietary accounts) managed by the Adviser, and other funds, accounts or similar arrangements managed by affiliated investment advisers that seek to co-invest with the Fund or other Carlyle BDCs or registered closed-end funds, are allocated in accordance with the Exemptive Relief, the Adviser’s allocation policies and procedures and Carlyle’s other allocation policies and procedures, where applicable. Investment opportunities for all other investment funds, accounts and other similar arrangements not managed by the Adviser are allocated in accordance with their respective investment advisers’ and Carlyle’s other allocation policies and procedures. Such policies and procedures may result in certain investment opportunities that are attractive to the Fund being allocated to other funds that are not managed by the Adviser. Carlyle’s, including the Adviser’s, allocation policies and procedures are designed to allocate investment opportunities fairly and equitably among its clients over time, taking into account a variety of factors which may include the sourcing of the transaction, the nature of the investment focus of each such other Carlyle fund, account or other similar arrangement, each fund’s, account’s or similar arrangement’s desired level of investment, the relative amounts of capital available for investment, the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals, any requirements contained in the limited partnership agreements and other governing agreements of the Carlyle funds, accounts or other similar arrangements and other considerations deemed relevant by Carlyle in good faith, including suitability considerations and reputational matters. The application of these considerations may cause differences in the performance of different Carlyle funds, accounts and similar arrangements that have similar strategies.

The Fund’s executive officers and trustees, other current and future principals of the Adviser and certain members of the Adviser’s investment committee may serve as officers, trustees or principals of other entities and affiliates of the Adviser and funds managed by the Fund’s affiliates that operate in the same or a related line of business as the Fund does. Currently, the Fund’s executive officers, as well as the other principals of the Adviser, manage other funds affiliated with Carlyle, including other existing and future affiliated BDCs and registered closed-end funds, including Carlyle Secured Lending, Inc., Carlyle Credit Solutions, Inc. and Carlyle Tactical Private Credit Fund. In addition, the Adviser’s investment team has responsibilities for sourcing and managing private debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, the Fund and its Shareholders. Although the professional staff of the Adviser will devote as much time to management of the Fund as appropriate to enable the Adviser to perform its duties in accordance with the Investment Advisory Agreement, the investment professionals of the Adviser may have conflicts in allocating their time and services among the Fund, on the one hand, and investment vehicles managed by Carlyle or one or more of its affiliates on the other hand.

Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner in accordance with its allocation policies and procedures, it is possible that, in the future, the Fund may not be given the opportunity to participate in investments made by investment funds managed by the Adviser or an investment manager affiliated with the Adviser, including Carlyle.

In the course of the Fund’s investing activities, it pays management and incentive fees to the Adviser and reimburses the Adviser for certain expenses it incurs in accordance with the Investment Advisory Agreement. Accordingly, a conflict may arise where the Adviser has an incentive to structure transactions to generate the higher management or incentive fees or reimbursements for the Adviser. Investors in the Fund’s common shares invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments.

During periods of unusual market conditions, the Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only investment funds, accounts or similar arrangements that are typically managed on a side-by-side basis with levered and/or long-short investment funds, accounts or similar arrangements.

Summary Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in our securities. An investment in our securities may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that returns, if any, on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.

The following is a summary of certain principal risks of an investment in us. See “Risk Factors” for a more complete discussion of the risks of investing in our securities, including certain risks not summarized below.

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CLO-Specific Risks. Investments in CLO securities involve certain risks. CLOs are generally backed by an asset or a pool of assets that serve as collateral. The Fund and other investors in CLO securities ultimately bear the credit risk of the underlying collateral. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. CLOs may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs. For example, investments in junior debt and equity securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently.

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General Risks of Investing in CLOs and Other Structured Debt Securities. CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

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Subordinated Securities. CLO equity and junior debt securities are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Fund will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which we are invested.

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High Yield Investment Risk. The CLO equity and junior debt securities are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Fund’s performance.

•	Default Risk. The Fund will be subject to risks associated with defaults on an underlying asset held by a CLO.

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A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that the Fund receives from its investments, adversely affect the fair value of the Fund’s assets and could adversely impact the Fund’s ability to pay dividends. Furthermore, the holders of the junior equity and debt tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the senior most class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. The Fund could experience a complete loss of its investment in such a scenario.

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In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of the Fund’s portfolio.

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Prepayment Risk. The assets underlying the CLO securities are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments are subject to prepayment risk. If the Fund or a CLO collateral manager is unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Fund’s investment performance will be adversely impacted.

•	Non-Diversification Risk. The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

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Leverage Risk. The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify our risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which we invest are subject to a higher degree of loss since the use of leverage magnifies losses.

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Credit Risk. If (1) a CLO in which we invest, (2) an underlying asset of any such CLO or (3) any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV and/or market price would be adversely impacted.

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Loan Repricing Risk. In the last few years, we have seen a record amount of broadly syndicated loans being repriced at lower spreads. As these broadly syndicated loans are repriced at lower spreads, this negatively impacts CLO equity as it reduces the income CLO equity generates. Such repricing trend has been a principal reason for the decline in the Fund’s income and NAV. If such repricing trend continues, it could continue to adversely impact the Fund’s performance.

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Senior Management Personnel of the Adviser. Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Adviser. The Adviser evaluates, negotiates, structures, executes, monitors and services the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Adviser and its senior management team. The departure of any members of the Adviser’s senior management team could have a material adverse effect on the Fund’s ability to achieve its investment objective.

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Conflicts of Interest Risk. The Fund’s executive officers and trustees, other current and future principals of the Adviser and certain members of the Adviser’s investment committee may serve as officers, trustees or principals of other entities and affiliates of the Adviser and funds managed by the Fund’s affiliates that operate in the same or a related line of business as the Fund does. Currently, the Fund’s executive officers, as well as the other principals of the Adviser, manage other funds affiliated with Carlyle, including other existing and future affiliated BDCs and registered closed-end funds, including Carlyle Secured Lending, Inc., Carlyle Credit Solutions, Inc. and Carlyle Tactical Private Credit Fund. In addition, the Adviser’s investment team has responsibilities for sourcing and managing private debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, the Fund and its Shareholders. Although the professional staff of the Adviser will devote as much time to management of the Fund as appropriate to enable the Adviser to perform its duties in accordance with the Investment Advisory Agreement, the investment professionals of the Adviser may have conflicts in allocating their time and services among the Fund, on the one hand, and investment vehicles managed by Carlyle or one or more of its affiliates on the other hand.

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Liquidity Risk. Generally, there is no public market for the CLO investments we target. As such, we may not be able to sell such investments quickly, or at all. If we are able to sell such investments, the prices we receive may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by us.

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The Adviser’s Incentive Fee Risk. The Investment Advisory Agreement entitles the Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter. Any Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received. The Incentive Fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. In addition, the fact that the Management Fee is payable based upon the Fund’s Managed Assets, which would include any borrowings for investment purposes, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

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Portfolio Fair Value Risk. Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the CLO investments we target. As a result, the Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and implementing the portfolio. See “Determination of Net Asset Value.”

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Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. We can offer no assurances that sufficient investment opportunities for our capital will be available. See “Investment Objective, Opportunities and Principal Strategies.”

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Market Risk. The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers and tariffs, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, an escalation in conflict in the Middle East or between Russia and Ukraine or other systemic issuer or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

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Inflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Shareholders.

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LAFs Risk. We may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose the Fund primarily to credit and/or mark-to-market losses, and other risks.

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Hedging Risk. Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks.

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Foreign Currency Risk. A portion of the Fund’s investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund.

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Reinvestment Risk. CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

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Interest Rate Risk. General interest rate fluctuations and changes in credit spreads may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.

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Refinancing Risk. If we incur debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If we fail to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow, and holders of our common shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

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Risks Relating to Fund’s RIC Status. Although the Fund intends to qualify to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes dividends each tax year for U.S. federal income tax purposes to the Fund’s shareholders of an amount generally at least equal to 90% of the sum of its net ordinary income, net tax-exempt interest income, if any, and net short-term capital gains in excess of net long-term capital losses, if any.

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Derivatives Risk. Derivative instruments in which we may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to Derivative Transactions include counterparty, correlation, liquidity, leverage, volatility, OTC trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of Derivative Transactions, we could lose the entire amount of our investment; in other types of Derivative Transactions the potential loss is theoretically unlimited.

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Counterparty Risk. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.

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Global Economy Risk. Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

•	Price Risk. Investors who buy common shares at different times will likely pay different prices.

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Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

•	Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

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Market Disruptions Risk. The U.S. capital markets have experienced extreme volatility and disruption following the spread of COVID-19 in the United States and the conflict between Russia and Ukraine. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests in. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to the Fund or an issuer fails, the Fund or the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by the Fund and issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Summary of Certain Aspects of the Delaware Control Share Statute

Because the Fund is organized as a Delaware statutory trust, it is subject to the Control Share Statute. The Control Share Statute provides for a series of voting power thresholds above which shares are considered “control beneficial interests” (referred to here as “control shares”). Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of fund shares in the election of trustees. Once a threshold is reached, an acquirer has no voting rights under the Delaware Statutory Trust Act (the “DSTA”) or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders of the Fund or exempted by the Board. Approval by the shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. The Board is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. However, Section 1.9 of the Fund’s By-Laws, provides that the voting restrictions under the Control Share Statute shall not apply to (i) any acquisition of preferred shares that may be issued by the Fund and (ii) any acquisition or proposed acquisition of shares by any company that, in accordance with the 1940 Act or SEC exemptive order or other regulatory relief or guidance, votes the shares held by it in the same proportion as the vote of all other holders of such security or all securities. Shares of the Fund held by an affiliate of CGCIM were exempted from the Control Share Statute by the Board.

The Control Share Statute became automatically applicable to listed closed-end funds organized as Delaware statutory trusts, such as the Fund, upon its effective date of August 1, 2022. The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to August 1, 2022. However, such shares will be aggregated with any shares acquired after August 1, 2022 for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute may protect the long-term interests of Fund shareholders by limiting the ability of certain investors to use their ownership to attempt to disrupt the Fund’s long-term strategy such as by forcing a liquidity event. However, the Control Share Statute may also serve to entrench the Board and make it less responsive to shareholder requests. The totality of positive or negative effects is difficult to predict as the Control Share Statute has been in effect for a relatively short period of time. See “Description of our Securities-Certain Aspects of the Delaware Control Share Statute.”

Our Corporate Information

The principal office of the Fund is located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 and its telephone number is (866) 277-8243.

SUMMARY OF FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common shares will bear, directly or indirectly, based on the assumptions set forth below. The expenses shown in the table under “Annual Expenses” are estimated amounts based on annualizing estimates for the six-month period ending March 31, 2026. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this table contains a reference to our fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, shareholders will indirectly bear such fees or expenses as investors in the Fund.

SHAREHOLDER TRANSACTION FEES
Sales load	-%(1)
Offering expenses borne by the Fund	-%(2)
Dividend reinvestment plan expenses	-%(3)
Total shareholder transaction fees	-%(4)

ANNUAL FUND EXPENSES (as a percentage of net assets attributable to common shares)
Management Fee	3.13%(5)
Incentive Fee payable under Investment Advisory Agreement (17.5%)	1.23%(6)
Interest payments and fees on borrowed funds	8.73%(7)
Other Expenses	3.03%(8)
Total annual fund expenses	16.12%(9)

(1)	In the event that the Fund sells its securities publicly through underwriters or agents the related prospectus supplement will disclose the applicable sales load.
(2)

In the event that the Fund sells its securities publicly through underwriters or agents the related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on the Fund’s behalf), the offering price and the offering expenses borne by the Fund as a percentage of the offering price.

(3)

The expenses of administering the dividend reinvestment plan (the “DRP”) are included in “Other Expenses.” You will pay brokerage charges if you direct your broker or the DRP Plan agent to sell your Common Shares that you acquired pursuant to the DRP. See “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total Shareholder transaction expenses as a percentage of the offering price.
(5)

The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.75% of the month-end value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

(6)

The Fund shall pay CGCIM an Incentive Fee calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the

Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a derivative or swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. Net assets means the total assets of the Fund minus the Fund’s liabilities. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter.

The calculation of the Incentive Fee for each calendar quarter is as follows:

•

No Incentive Fee is payable to CGCIM if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 2.00%;

•

100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 2.4242% (the “catch-up”) is payable to CGCIM if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the hurdle rate but is less than or equal to 2.4242% (9.6968% annualized). The “catch-up” provision is intended to provide CGCIM with an incentive fee of 17.5% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.4242% of net assets; and

•

17.5% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the “catch-up” is payable to CGCIM if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds 2.4242% (9.6968% annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 17.5% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to CGCIM.

(7)

The Fund may issue preferred shares or debt securities. The above figure assumes an aggregate of $3.5 million of the Fund’s Series B Convertible Preferred Shares with an interest rate of 7.125% per annum, $30.0 million of the Fund’s Series D Term Preferred Shares with an interest rate of 7.375%, and $17.5 million of the Fund’s Series E Convertible Preferred Shares with an interest rate of 7.25%. In the event that the Fund were to issue additional preferred shares or debt securities, the Fund’s borrowing costs, and correspondingly its total annual expenses, including, in the case of such preferred shares, the base management fee as a percentage of the Fund’s net assets attributable to common shares, would increase.

(8)

“Other expenses” includes the Fund’s overhead expenses, including payments under the Administration Agreement based on the Fund’s allocable portion of overhead and other expenses incurred by Administrator, and payment of fees in connection with outsourced administrative functions, and are based on estimated amounts for the current fiscal year. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Fund, compensation of independent trustees, and cost and expenses relating to rating agencies.

(9)	Estimated.

The following examples illustrate the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to common shares remain unchanged and common shares earn a 5% annual return:

Example -	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$165	$441	$657	$1,012

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Management and Incentive Fees-Fund Expenses.”

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance. The financial information for the fiscal years ended September 30, 2025, September 30, 2024 and September 30, 2023 have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose unqualified report on such financial statements appears in the Fund’s annual report to shareholders for the year ended September 30, 2025, which is incorporated by reference into this prospectus. The information below for the fiscal years ended September 30, 2016 through September 30, 2022 was audited by another independent registered public accounting firm. Information for the Fund’s six-month period ended March 31, 2026 is included in the Fund’s Semi-Annual Report for the period ended March 31, 2026, which is incorporated herein by reference.

The Fund’s financial highlights for fiscal years ended on or before September 30, 2022 relate to the Fund’s previous investment strategy under a different adviser and do not represent the Fund’s current investment strategy, as described in this prospectus. See “Investment Objective, Opportunities and Principal Strategies.”

	Year Ended September 30, 2025	Year Ended September 30,
		2024	2023	2022	2021
Per Share Operating Data
Net asset value, beginning of period	$7.64	$8.42	$10.39	$11.69	$12.05
Income (loss) from investment operations:
Net investment income	0.81	1.19	0.05	0.50	0.42
Net realized and unrealized gain (loss)	(1.13)	(0.74)	(1.20)	(0.80)	0.33

Total from investment operations	(0.32)	0.45	(1.15)	(0.30)	0.75
Dividends to shareholders from:
Net investment income	(0.55)	(0.03)	(0.43)	(0.73)	(0.89)
Net realized gains	—	—	—	(0.18)	(0.22)
Return of capital	(0.71)	(1.20)	(0.40)	(0.09)	—

Total dividends	(1.26)	(1.23)	(0.82)	(1.00)	(1.11)

Effect of shares issued	$0.07	$—	$—	$—	$—
Net asset value, end of period	$6.13	$7.64	$8.42	$10.39	$11.69

Per share market value at beginning of period	$8.23	$8.18	$8.92	$10.49	$9.93

Per share market value at end of period	$5.82	$8.23	$8.18	$8.92	$10.49

Total Return based on Net Asset Value	(3.74)%	6.07%	(11.75)%	(2.77)%	6.52%
Total Return based on Market Value	(15.09)%	17.21%	0.39%	(5.95)%	17.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129,914	$117,613	$98,751	$107,829	$121,324
Ratio of gross expenses to average net assets	13.85%	12.92%	7.42%	3.27%	3.05%
Ratio of net expenses to average net assets	13.85%	12.92%	6.72%	3.09%	2.88%
Ratio of net expenses before incentive fees to average net assets	11.36%	9.72%	N/A	N/A	N/A
Ratio of net investment income to average net assets	11.72%	15.10%	0.56%	4.53%	3.56%
Portfolio turnover rate	28.91%	17.69%	100.91%	28.39%	14.73%
Asset coverage of preferred shares and credit facility	258%	285%	N/A	N/A	N/A
Loan Outstanding, End of Year/Period (in thousands)	$6,750	N/A	N/A	$7,455	$1,923
Asset Coverage Ratio for Loan Outstanding	3143%	N/A	N/A	1546%	6409%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding	$31,434	N/A	N/A	$15,463	$64,090
Weighted Average Loans Outstanding (in thousands)	$7,542	N/A	$3,732	$8,051	$10,788
Weighted Average Interest Rate on Loans Outstanding	7.45%	N/A	7.94%	4.50%	3.75%

(1)	Per share amounts are calculated based on the average shares outstanding during the period.
(2)

Net realized and unrealized gain (loss) includes adjustments to reconcile change in net asset value (“NAV”) per share. The amount may not agree with the change in the aggregate net realized and unrealized gain (loss) due to the timing of the issuance of the Fund’s common shares in relation to fluctuating market values for the portfolio.

(3)

Management monitors available taxable earnings to determine if a tax return of capital may occur for the period. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s shareholders. The ultimate tax character of the Fund’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year.

(4)

Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5)

Annualized for periods less than one full year. For years ended September 2021, 2022, and 2023 the Fund waived certain expenses in connection with an expense limitation agreement. For the year ended September 30, 2025, there were no expenses waived. See Note 4. Related Party Transactions, for further information.

(6)

Effective at the close of business on July 14, 2023, CGCIM replaced Oakline Advisors as the Fund’s new investment adviser and the Fund’s investment strategy was changed to invest primarily in debt and equity tranches issued by collateralized loan obligations. Prior to the close of business on July 14, 2023, the investment strategy was to invest primarily in mortgage notes secured by residential real estate.

(7)

On July 11, 2025, the Fund entered into a revolving credit and security agreement (the “Credit Facility”). The weighted average loans outstanding and weighted average interest rate on loans outstanding are calculated from August 13, 2025 (initial date the Fund borrowed under the Credit Facility) through September 30, 2025. The obligations under the Credit Facility are secured by a first priority lien on substantially all of the Fund’s portfolio investments (see Note 6, Borrowings). A revolving line of credit agreement between the Fund and Nexbank was terminated on July 5, 2023.

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net Asset Value, Beginning of Year	$12.71	$12.23		$12.34		$12.49		$11.53

From Operations:
Net investment income (a)	0.36	0.30		0.43		0.39		0.36
Net gain (loss) from investments (both realized and unrealized)	(0.50)	0.72		0.06		(0.04	) (b)	1.33

Total from operations	(0.14)	1.02		0.49		0.35		1.69

Distributions to shareholders from:
Net investment income	(0.33)	(0.34)		(0.39)		(0.40)		(0.38)
Net realized gains	(0.19)	(0.20)		(0.21)		(0.10)		(0.35)

Total distributions	(0.52)	(0.54)		(0.60)		(0.50)		(0.73)

Net Asset Value, End of Year	$12.05	$12.71		$12.23		$12.34		$12.49

Market Price, End of Year	$9.93	$10.68		N/A		N/A		N/A

Total Return-NAV (c)	(1.09)%	8.62%		4.03%		2.81%		15.10%
Total Return-Market Price (c)	(2.99)%	(8.73)%		NA		NA		NA
Ratios/Supplemental Data
Net assets, end of Year (in 000’s)	$125,034	$131,945		$137,659		$160,630		$182,008
Ratio of gross expenses to average net assets (d)	3.06%	3.87	% (f)	3.03	% (e)	2.74	% (e)	2.95	% (e)
Ratio of net expenses to average net assets (d)	2.73%	3.34	% (f)	2.09	% (e)	2.04	% (e)	2.26	% (e)
Ratio of net investment income to average net assets (d)	2.95%	2.43	% (f)	3.52	% (e)	3.24	% (e)	2.98	% (e)
Portfolio turnover rate	20.13%	7.12%		5.11%		17.69%		13.72%
Loan Outstanding, End of Period (000s)	$13,000	$2,355		$6,664		$—		$—
Asset Coverage Ratio for Loan Outstanding (g)	1062%	5702%		2167%		0%		0%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding (g)	$10,618	$53,778		$20,680		$—		$—
Weighted Average Loans Outstanding (000s) (h)	$9,796	$7,500		$4,500		$14,368		$12,330
Weighted Average Interest Rate on Loans Outstanding	3.79%	5.14%		4.69%		3.88%		3.41%

(a)	Per share amounts are calculated using the annual average shares method, which more appropriately presents the per share data for the period.
(b)

The amount of net gain (loss) on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to timing of purchases and redemptions of Fund shares.

(c)

Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.

(d)	Ratio includes 0.48%, 0.46%, 0.24%, 0.14% and 0.20% for the years ended September 30, 2020, 2019, 2018, 2017, and 2016, respectively, that attributed to interest expenses and fees.
(e)	Ratio includes 0.01%, 0.05%, 0.21% and 0.21% for the years ended September 30, 2018, 2017, 2016 and the year ended 2015, respectively, that attributed to advisory transition expenses.
(f)	Ratio includes 0.77% for the year ended September 30, 2019 that attributed to reorganization (NYSE listing) expenses and contested proxy expenses.
(g)	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.
(h)	Based on monthly weighted average.

Senior Securities

The following table sets forth information about the Fund’s outstanding senior securities as of the semi-annual period ended March 31, 2026 and each of the Fund’s last two fiscal years. The Fund did not have any senior securities outstanding during the eight fiscal years prior. The information in this table for the period ended March 31, 2026 is unaudited. The information in this table for the other fiscal periods has been audited by Ernst & Young LLP.

Class and Period Ended	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
March 31, 2026
Credit Facility	$8,000,000	$16,233.31	$—	N/A
7.125% Series B Convertible Preferred Shares	$3,517,000	$2,200.49	$1,000.00	N/A
7.375% Series D Term Preferred Shares	$30,000,000	$55.01	$25.00	$25.17
7.25% Series E Convertible Preferred Shares	$17,500,000	$2,200.49	$1,000.00	N/A
September 30, 2025	$17,500,000	$2,200.49	$1,000.00	N/A
Credit Facility	$6,750,000	$31,434.17	$—	N/A
8.75% Series A Term Preferred Shares	$52,000,000	$64.48	$25.00	$25.74
7.125% Series B Convertible Preferred Shares	$3,517,000	$2,579.17	$1,000.00	N/A
7.50% Series C Convertible Preferred Shares	$20,000,000	$2,579.17	$1,000.00	N/A
September 30, 2024
8.75% Series A Term Preferred Shares	$52,000,000	$71.29	$25.00	$25.60
7.125% Series B Convertible Preferred Shares	$11,517,000	$2,851.68	$1,000.00	N/A
September 30, 2023	$—	$—	$—	$—
September 30, 2022	$—	$—	$—	$—
September 30, 2021	$—	$—	$—	$—
September 30, 2020	$—	$—	$—	$—
September 30, 2019	$—	$—	$—	$—
September 30, 2018	$—	$—	$—	$—
September 30, 2017	$—	$—	$—	$—
September 30, 2016	$—	$—	$—	$—

(1)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of the outstanding senior securities as calculated in accordance with Section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a per share liquidation preference of $25 in the case of the 8.75% Series A Term Preferred Shares and 7.375% Series D

Term Preferred Shares, and $1,000 in the case of the 7.125% Series B Convertible Preferred Shares, 7.50% Series C Convertible Preferred Shares and the 7.25% Series E Convertible Preferred Shares). With respect to the Credit Facility, the asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit.
(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.
(4)

The average market value per unit is calculated by taking the average of the closing price of the 8.75% Series A Term Preferred Shares (NYSE: CCIA) and the 7.375% Series D Term Preferred Shares (NYSE: CCID) for each day during the year for which they were listed on the NYSE. Not applicable for the 7.125% Series B Convertible Preferred Shares, the 7.50% Series C Convertible Preferred Shares, the 7.25% Series E Convertible Preferred Shares, and the Credit Facility as they do not have market quoted levels.

RISK FACTORS

Investors should carefully consider the risk factors described below, before deciding on whether to make an investment in the Fund. The risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the NAV of the Fund’s common shares could decline, and investors may lose all or part of their investment.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Risks Related to Our Investments

Our investments in CLO securities and other structured finance securities involve certain risks.

Investments in CLO securities involve certain risks. CLOs and other structured finance securities are generally backed by an asset or a pool of credit-related assets that serve as collateral. The Fund and other investors in CLO securities ultimately bear the credit risk of the underlying collateral. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. CLOs may present risks similar to those of the other types of credit investments, including default (credit), interest rate and prepayment risks and, in fact, such risks may be of greater significance in the case of CLOs. For example, investments in junior debt and equity securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently.

In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Investing in senior secured loans indirectly through CLO securities involves particular risks.

We obtain exposure to underlying senior secured loans through our investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

In addition, the portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the foregoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which we invest. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Generally, covenant-lite loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that we invest in hold covenant-lite loans, our CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Our investments in the primary CLO market involve certain additional risks.

Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO equity and debt investors to receive less than face value of their investment.

Our portfolio of investments may lack diversification among CLO securities which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.

Our portfolio may hold investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, we do not have any limitations on the ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to risk of loss if one or more of the CLOs in which we are invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, experience the loss of key portfolio management employees or sell its business.

Failure to maintain a broad range of underlying obligors across the CLOs in which we invest would make us more vulnerable to defaults.

We may be subject to concentration risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same asset manager. To the extent we invest in CLOs which have a high percentage of overlap, this may increase the likelihood of defaults on our CLO investments occurring together.

Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.

Our portfolio is focused on securities issued by CLOs and related investments, and the CLOs in which we invest may hold loans that are concentrated in a limited number of industries. As a result, a downturn in the CLO industry or in any particular industry that the CLOs in which we invest are concentrated could significantly impact the aggregate returns we realize.

Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.

The failure by a CLO in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, would lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of CLO senior debt would be entitled to additional payments that would, in turn, reduce the payments we, as holder of junior debt or equity tranches, would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Negative loan ratings migration may also place pressure on the performance of certain of our investments.

Per the terms of a CLO’s indenture, assets rated “CCC+” or lower or their equivalent in excess of applicable limits typically do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, if an asset’s credit rating were to decrease and descend to a lower credit level, also known as a negative rating migration, it could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cash flows away from the CLO equity and junior debt tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on our NAV and cash flows.

Our investments in CLOs and other investment vehicles result in additional expenses to us.

We invest in CLO securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. In addition to the management and performance fees borne by our investments in CLOs we also remain obligated to pay management and incentive fees to the Adviser with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each holder of our common shares bears his or her share of the management and incentive fee of the Adviser as well as indirectly bearing the management and performance fees charged by the underlying advisor and other expenses of any investment vehicles in which we invest.

In the course of our investing activities, we pay management and incentive fees to the Adviser and reimburse the Adviser for certain expenses it incurs. As a result, investors in our securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

Our investments in CLO securities may be less transparent to us and our Shareholders than direct investments in the collateral.

We invest primarily in equity and junior debt tranches of CLOs and other related investments. Generally, there may be less information available to us regarding the collateral held by such CLOs than if we had invested directly in the debt of the underlying obligors. As a result, our Shareholders do not know the details of the collateral of the CLOs in which we invest or receive the reports issued with respect to such CLO. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to us as a noteholder in a CLO is audited and reported upon, nor is an opinion expressed, by an independent public accountant. Our CLO investments are also subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.

CLO investments involve complex documentation and accounting considerations.

CLOs and other structured finance securities in which we invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

The accounting and tax implications of the CLO investments that we make are complicated. In particular, reported earnings from CLO equity securities are recorded under U.S. generally accepted accounting principles, or “GAAP,” based upon an effective yield calculation. Current taxable earnings on certain of these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within our fiscal year, even though the investments are generating cash flow throughout the fiscal year. The tax treatment of certain of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity.

We are dependent on the collateral managers of the CLOs in which we invest, and those CLOs are generally not registered under the 1940 Act.

We rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments; however, we, as investors of the CLO, typically do not have any direct contractual relationship with the collateral managers of the CLOs in which we invest. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We will also rely on CLO collateral managers to act in the best interests of a CLO it manages; however, such CLO collateral managers are subject to fiduciary duties owed to other classes of notes besides those in which we invest; therefore, there can be no assurance that the collateral managers will always act in the best interest of the class or classes of notes in which we are invested. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of our investments. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO collateral manager, we may not be incentivized to pursue actions against the collateral manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to us as investors in the CLO. In addition, to the extent we invest in CLO equity, liabilities incurred by the CLO manager to third parties may be borne by us to the extent the CLO is required to indemnify its collateral manager for such liabilities.

In addition, the CLOs in which we invest are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, we are not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

The collateral managers of the CLOs in which we invest may not continue to manage such CLOs.

Given that we invest in CLO securities issued by CLOs which are managed by unaffiliated collateral managers, we are dependent on the skill and expertise of such managers. We believe our Adviser’s ability to analyze and diligence potential CLO managers differentiates our approach to investing in CLO securities. However, we cannot assure you that, for any CLO we invest in, the collateral manager in place when we invest in such CLO securities will continue to manage such CLO through the life of our investment. Collateral managers are subject to removal or replacement by other holders of CLO securities without our consent, and may also voluntarily resign as collateral manager or assign their role as collateral manager to another entity. There can be no assurance that any removal, replacement, resignation or assignment of any particular CLO manager’s role will not adversely affect the returns on the CLO securities in which we invest.

Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

Some of the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire interests in PFICs that are treated as equity for U.S. federal income tax purposes (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by us to our Shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions or gains, but such elections (if available) may require us to recognize income in any year in excess of our distributions from PFICs and our proceeds from dispositions of our investments in PFICs, and such income would nevertheless be subject to the distribution requirement necessary to maintain our tax treatment as a RIC. For instance, if we were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund, or a “QEF,” under the Code, we would be required to include in income each year our share of the PFIC’s ordinary earnings and net capital gains for such year regardless of whether we receive any distributions from the PFIC. Treasury Regulations generally treat our income inclusion with respect to a PFIC with respect to which we have made a QEF election as qualifying income for purposes of determining our ability to be subject to tax as a RIC if either (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. Even if we are eligible to make a QEF election, we may choose not to do so with respect to our holdings in issuers that could be treated as PFICs in order to ensure our continued tax treatment as a RIC and/or maximize our after-tax return from these investments. As an alternative to a QEF election, we may be able to elect mark-to-market treatment for any equity investments in a PFIC. See “U.S. Federal Income Tax Matters—Taxation of the Fund.”

If we hold 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s “subpart F income” and “net CFC tested income” (formerly known as “global intangible low-taxed income”) for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, such income will be subject to the distribution requirement necessary to maintain our tax treatment as a RIC regardless of whether or not the CFC makes an actual distribution during such tax year. Treasury Regulations generally treat our income inclusion with respect to a CFC as qualifying income for purposes of determining our ability to be subject to tax as a RIC if either (i) there is a current distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. We may limit and/or manage our holdings in issuers that could be treated as CFCs in order to ensure our continued tax treatment as a RIC and/or maximize our after-tax return from these investments.

Because income from CLO securities will be subject to the distribution requirement necessary to maintain our tax treatment as a RIC, if we are required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If a CLO in which we invest is treated as engaged in a U.S. trade or business for U.S. federal income tax purposes, such CLO could be subject to U.S. federal income tax on a net basis, which could affect our operating results and cash flows.

Each CLO in which we invest will generally operate pursuant to investment guidelines intended to ensure the CLO is not treated as engaged in a U.S. trade or business for U.S. federal income tax purposes. Each CLO will generally receive an opinion of counsel, subject to certain assumptions (including compliance with the investment guidelines) and limitations, that the CLO will not be engaged in a U.S. trade or business for U.S. federal income tax purposes. If a CLO fails to comply with the investment guidelines or the Internal Revenue Service, or the “IRS,” otherwise successfully asserts that the CLO should be treated as engaged in a U.S. trade or business for U.S. federal income tax purposes, such CLO could be subject to U.S. federal income tax on a net basis, which could reduce the amount available to distribute to junior debt and equity holders in such CLO, including the Fund.

If a CLO in which we invest fails to comply with certain U.S. tax reporting requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.

The U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”) impose a withholding tax of 30% on certain U.S. source periodic payments, including interest and dividends, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, certain payments to such CLO may be subject to the 30% withholding tax, which could reduce the amount available to distribute to equity and junior debt holders in such CLO, and therefore materially and adversely affect the fair value of the CLO’s securities and our operating results and cash flows.

Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

In addition, the volume of new CLO issuances and CLO refinancings varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances and CLO refinancings, we can offer no assurances that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.

We and our investments are subject to interest rate risk.

Since we may incur leverage (including through issuance of preferred shares and/or debt securities) to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.

In a rising interest rate environment, any additional leverage that we incur may bear a higher interest rate than our current leverage. There may not, however, be a corresponding increase in our investment income. Any reduction in the level of rate of return on new investments relative to the rate of return on our current investments, and any reduction in the rate of return on our current investments, could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay distributions to our Shareholders. See “—Benchmark Floor Risk.”

The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because CLO debt securities are floating rate securities, a reduction in interest rates would generally result in a reduction in the coupon payment and cash flow we receive on our CLO debt investments. Further, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results. In the event that our interest expense were to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution to Shareholders or to make other payments on our securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

Benchmark Floor Risk. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant Benchmark will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have Benchmark floors such that, when the relevant Benchmark is below the stated Benchmark floor, the stated Benchmark floor (rather than the Benchmark itself) is used to determine the interest payable under the loans. Therefore, if the relevant Benchmark increases but stays below the average Benchmark floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

Interest Rate Environment. The senior secured loans underlying the CLOs in which we invest typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the

CLOs in which we invest. In addition, fluctuating interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. See “—Risks Related to Our Investments—Our investments are subject to prepayment risk.” Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have Benchmark floors, if the Benchmark is below the applicable Benchmark floor, there may not be corresponding increases in investment income which could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

For detailed discussions of the risks associated with a fluctuating interest rate environment, see “- Risks Related to Our Investments—We and our investments are subject to interest rate risk” and “—Risks Related to Our Investments—We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities.”

Our investments are subject to inflation risk.

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Shareholders.

Our investments are subject to credit risk.

Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. If (1) a CLO in which we invest, (2) an underlying asset of any such CLO or (3) any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both our income and NAV may be adversely impacted. Non-payment would result in a reduction of our income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in our NAV. With respect to our investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances. Heightened inflationary pressures could increase the risk of default by the Fund’s underlying obligors.

Our investments are subject to loan repricing risk.

In the last few years, we have seen a record amount of broadly syndicated loans being repriced at lower spreads. As these broadly syndicated loans are repriced at lower spreads, this negatively impacts CLO equity as it reduces the income CLO equity generates. Such repricing trend has been a principal reason for the decline in the Fund’s income and NAV. If such repricing trend continues, it could continue to adversely impact the Fund’s performance.

Our investments are subject to prepayment risk.

The assets underlying the CLO securities are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments are subject to prepayment risk. If the Fund or a CLO collateral manager is unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Fund’s investment performance will be adversely impacted.

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond our control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as a CLO collateral manager might realize excess cash from prepayments earlier than expected. If a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and the fair value of that asset.

In addition, in most CLO transactions, CLO debt investors, such as us, are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause such CLO’s outstanding CLO debt securities to be repaid at par. Such prepayments of CLO debt securities held by us also give rise to reinvestment risk if we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid.

Our investments are subject to volatility risk.

Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Our investments are subject to equity risk.

Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify our risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which we invest are subject to a higher degree of loss since the use of leverage magnifies losses.

We may incur leverage, directly or indirectly, through one or more special purpose vehicles (“SPVs”) (entities primarily engaged in investment activities in securities or other assets that are wholly owned by the Fund), indebtedness for borrowed money, as well as leverage in the form of Derivative Transactions, preferred shares, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. Any such leverage does not include leverage embedded or inherent in the CLO structures in which we invest or in derivative instruments in which we may invest. Accordingly, there is a layering of leverage in our overall structure. If the Fund elects to incur leverage through an SPV, any such vehicle will comply with all applicable statutory and regulatory requirements regarding affiliated transactions and custody under the 1940 Act. Additionally, the Fund will comply with all applicable 1940 Act provisions governing capital structure, leverage and investment policies on an aggregate basis with any potential use of an SPV. To the extent the Fund forms an SPV in the future, the Fund intends that the custodian of the SPV would be the Fund’s custodian.

The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions and other payments to our security holders. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged. Currently, the Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities in securities or other assets other than entities wholly owned by the Fund.

As a registered closed-end management investment company, we are required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings, including any notes), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stock (i.e., our preferred shares), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such preferred shares and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred shares. If legislation were passed that modifies this section of the 1940 Act and increases the amount of senior securities that we may incur, we may increase our leverage to the extent then permitted by the 1940 Act and the risks associated with an investment in us may increase.

If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred shares, and could be required by law to sell a portion of our investments to repay some debt or redeem preferred shares when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC. The amount of leverage that we employ will depend on the Adviser’s and the Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our ability to be subject to tax as a RIC under Subchapter M of the Code.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of the Fund’s leverage due to senior securities on corresponding share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

The following table assumes the Fund’s continued use of Preferred Shares represents 39.28% of the Fund’s Managed Assets, its Credit Facility represents 6.16% of the Fund’s Managed Assets as of March 31, 2026, and the Fund bears expenses relating to such Preferred Shares and borrowings at annualized average interest rates of 7.40% and 6.96%, respectively (based on dividend rates for such Preferred Shares and interest rates for such borrowings as of March 31, 2026). The table below also assumes the annual return that the Fund’s portfolio must experience (net of expenses not related to Preferred Shares and the Credit Facility) in order to cover the costs of such leverage would be 3.34%. These figures are estimates based on current market conditions and are used for illustration purposes only. Actual expenses associated with Preferred Shares and borrowings used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed Return on Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%

Corresponding Share Total Return	(24.44)%	(15.28)%	(6.12)%	3.05%	12.21%

Our investments may be highly subordinated and subject to leveraged securities risk.

Our portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Fund will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which we are invested.

We and our investments are subject to risks associated with investing in risky and unrated, or “junk,” securities.

The CLO equity and junior debt securities in which we invest are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Fund’s performance.

We invest primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a nationally recognized statistical rating organization. The primary assets underlying our CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, risky bonds, emerging market loans or bonds and structured finance securities with underlying exposure to CBO and CDO tranches, residential mortgage-backed securities, commercial mortgage-backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, we may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” Junk debt securities have greater credit and liquidity risk than investment grade obligations. Junk debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of junk debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

Risks of junk debt securities may include:

(1)	limited liquidity and secondary market support;

(2)	substantial marketplace volatility resulting from changes in prevailing interest rates;

(3)	subordination to the prior claims of banks and other senior lenders;

(4)

the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the CLO issuer to reinvest premature redemption proceeds in lower-yielding debt obligations;

(5)	the possibility that earnings of the junk debt security issuer may be insufficient to meet its debt service;

(6)	the declining creditworthiness and potential for insolvency of the issuer of such junk debt securities during periods of rising interest rates and/or economic downturn; and

(7)	greater susceptibility to losses and real or perceived adverse economic and competitive industry conditions than higher grade securities.

An economic downturn or an increase in interest rates could severely disrupt the market for high-yield debt securities and adversely affect the value of outstanding junk debt securities and the ability of the issuers thereof to repay principal and interest.

Issuers of junk debt securities may be highly leveraged and may not have available to them more traditional methods of financing. The risk associated with acquiring (directly or indirectly) the securities of such issuers generally is greater than is the case with highly rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk debt securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, timely service of debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk debt securities because such securities may be unsecured and may be subordinated to obligations owed to other creditors of the issuer of such securities. In addition, the CLO issuer may incur additional expenses to the extent it (or any investment manager) is required to seek recovery upon a default on a high yield bond (or any other debt obligation) or participate in the restructuring of such obligation.

A portion of the loans held by CLOs in which we invest may consist of second lien loans. Second lien loans are secured by liens on the collateral securing the loan that are subordinated to the liens of at least one other class of obligations of the related obligor, and thus, the ability of the CLO issuer to exercise remedies after a second lien loan becomes a defaulted obligation is subordinated to, and limited by, the rights of the senior creditors holding such other classes of obligations. In many circumstances, the CLO issuer may be prevented from foreclosing on the collateral securing a second lien loan until the related first lien loan is paid in full. Moreover, any amounts that might be realized as a result of collection efforts or in connection with a bankruptcy or insolvency proceeding involving a second lien loan must generally be turned over to the first lien secured lender until the first lien secured lender has realized the full value of its own claims. In addition, certain of the second lien loans contain provisions requiring the CLO issuer’s interest in the collateral to be released in certain circumstances. These lien and payment obligation subordination provisions may materially and adversely affect the ability of the CLO issuer to realize value from second lien loans and adversely affect the fair value of and income from our investment in the CLO’s securities.

We are subject to risks associated with loan assignments and participations.

We, or the CLOs in which we invest, may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of participation, or “Participations”). The purchaser by an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations acquired by us or the CLOs in which we invest in a portion of a debt obligation held by a selling institution, or the “Selling Institution,” typically result in a contractual relationship only with such Selling Institution, not with the obligor. We or the CLOs in which we invest would have the right to receive payments of principal, interest and any fees to which we (or the CLOs in which we invest) are entitled under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, we or the CLOs in which we invest generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and we or the CLOs in which we invest may not directly benefit from the collateral supporting the debt obligation in which it has purchased the Participation. As a result, we or the CLOs in which we invest would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, we or the CLOs in which we invest will be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff between the Selling Institution and the obligor.

The holder of a Participation in a debt obligation may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects. However, most participation agreements with respect to senior secured loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest or fees, (2) reduces principal, interest or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or (4) releases any material guarantee or security without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver).

A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from ours, and the Selling Institution might not consider our interests in connection with its vote. In addition, many participation agreements with respect to senior secured loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications or waivers, the Selling Institution may repurchase such Participation at par.

The lack of liquidity in our investments may adversely affect our business.

Generally, there is no public market for the CLO investments we target. As such, we may not be able to sell such investments quickly, or at all. If we are able to sell such investments, the prices we receive may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by us.

Prices of risky investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decided to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain risky investments because there may be a thin trading market for such securities. To the extent that a secondary trading market for non-investment grade risky investments does exist, it would not be as liquid as the secondary market for highly rated investments. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on our direct or indirect ability to dispose of particular securities in response to a specific economic event such as deterioration in the creditworthiness of the issuer of such securities.

As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. Although a secondary market may exist, risks similar to those described above in connection with an investment in risky debt investments are also applicable to investments in lower rated loans.

The securities issued by CLOs generally offer less liquidity than other investment grade or risky corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

We may be exposed to counterparty risk.

We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.

We may hold investments that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of that part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment, including declines that may occur during an applicable stay period, the inability to realize any gains on our investment during such period and fees and expenses incurred in enforcing our rights.

In addition, with respect to certain swaps, neither a CLO nor we usually has a contractual relationship with the entities, referred to as “Reference Entities” whose payment obligations are the subject of the relevant swap agreement or security. Therefore, neither the CLOs nor we generally have a right to directly enforce compliance by the Reference Entity with the terms of this kind of underlying obligation, any rights of set-off against the Reference Entity or any voting rights with respect to the underlying obligation. Neither the CLOs nor we will directly benefit from the collateral supporting the underlying obligation and will not have the benefit of the remedies that would normally be available to a holder of such underlying obligation.

We are subject to risks associated with defaults on an underlying asset held by a CLO.

The Fund will be subject to risks associated with defaults on an underlying asset held by a CLO. A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that the Fund receives from its investments, adversely affect the fair value of the Fund’s assets and could adversely impact the Fund’s ability to pay dividends. Furthermore, the holders of the junior equity and debt tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the senior most class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. The Fund could experience a complete loss of its investment in such a scenario.

In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of our portfolio.

We are subject to risks associated with loan accumulation facilities.

We may invest capital in LAFs, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose the Fund primarily to credit and/or mark-to-market losses, and other risks.

Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. LAFs typically incur leverage from four to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.

We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.

In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.

Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, and there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.

If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond our ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.

We are subject to risks associated with any hedging or Derivative Transactions in which we participate.

We may in the future purchase and sell a variety of derivative instruments. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit, currency and/or other risks or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. Derivative Transactions may be volatile and involve various risks different from, and in certain cases, greater than the risks presented by other instruments. The primary risks related to Derivative Transactions include counterparty, correlation, illiquidity, leverage, volatility and over-the-counter, or “OTC,” trading, operational and legal risks. A small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of Derivative Transactions we could lose the entire amount of our investment. In other types of Derivative Transactions, the potential loss is theoretically unlimited.

The following is a more detailed discussion of primary risk considerations related to the use of Derivative Transactions that investors should understand before investing in our securities.

Counterparty risk. Counterparty risk is the risk that a counterparty in a Derivative Transaction will be unable to honor its financial obligation to us, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If our counterparty to a Derivative Transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt, we may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if our claim is unsecured, we will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. We may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to us.

Correlation risk. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent us from achieving the intended hedging effect or expose us to the risk of loss. The imperfect correlation between the value of a derivative and our underlying assets may result in losses on the Derivative Transaction that are greater than the gain in the value of the underlying assets in our portfolio.

The Adviser may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. These factors may have a significant negative effect on the fair value of our assets and the market value of our securities.

Liquidity risk. Derivative Transactions, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets we would not be able to close out a position without incurring a loss. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which we may conduct transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. As a result, we may need to liquidate other investments to meet margin and settlement payment obligations.

Leverage risk. Trading in Derivative Transactions can result in significant leverage and risk of loss. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses we experience and could cause our NAV to be subject to wider fluctuations than would be the case if we did not use the leverage feature in derivative instruments.

Volatility risk. The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities or currencies underlying them.

OTC trading. Derivative Transactions that may be purchased or sold may include instruments not traded on an organized market. The risk of non-performance by the counterparty to such Derivative Transaction may be greater and the ease with which we can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange traded instrument. In addition, significant disparities may exist between “bid” and “ask” prices for certain derivative instruments that are not traded on an exchange. Such instruments are often valued subjectively and may result in mispricings or improper valuations. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value, or both. In contrast, cleared derivative transactions benefit from daily mark-to-market pricing and settlement, and segregation and minimum capital requirements applicable to intermediaries. Derivatives are also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human errors. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. Transactions entered into directly between two counterparties generally do not benefit from such protections; however, certain uncleared derivative transactions are subject to minimum margin requirements which may require us and our counterparties to exchange collateral based on daily marked-to-market pricing. OTC trading generally exposes us to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing us to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where we have concentrated our transactions with a single or small group of counterparties.

We may be subject to risks associated with investments in ETFs.

We may invest in securities of ETFs and may otherwise invest indirectly in securities consistent with our investment objectives, including through a joint venture vehicle in which the Fund shares equal control of the vehicle with another party, subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on us acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies. Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, we may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond these statutory limits or otherwise provided that certain conditions are met. We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. We may only invest in other investment companies to the extent that the asset class exposure in such investment companies is consistent with the permissible asset class exposure for us had we invested directly in securities, and the portfolios of such investment companies are subject to similar risks as we are.

Investors will bear indirectly the fees and expenses of the CLO equity securities in which we invest.

Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.30% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to Shareholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of 0.30% to 0.70% could be incurred. In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cash flows after the CLO equity has earned a cash-on-cash return of its capital and achieved a specified “hurdle” rate.

We and our investments are subject to reinvestment risk.

As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or need to satisfy the CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow that the CLO collateral manager is able to achieve. The investment tests may incentivize a CLO collateral manager to cause the CLO to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. In addition, in most CLO transactions, CLO debt investors are subject to the risk that the holders of a majority of the equity tranche, who can direct a call or refinancing of a CLO, causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

We and our investments are subject to risks associated with non-U.S. investing.

While we invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States. We may also invest in CLOs that hold collateral that are non-U.S. assets or otherwise invest in securities of non-U.S. issuers to the extent consistent with our investment strategies and objectives.

Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargoes or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, supply chain disruptions, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries, which could have a negative impact on the value of the CLO securities that we hold.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause it to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to the funds due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

A portion of our investments may be denominated in foreign currencies.

A portion of the Fund’s investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by the Adviser. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on our other obligations in future periods.

If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital.

If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to our Shareholders. A return of capital distribution will generally not be taxable to our Shareholders. However, a return of capital distribution will reduce a Shareholder’s cost basis in our common shares on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those common shares are sold or otherwise disposed of.

A portion of our income and fees may not be qualifying income for purposes of the income source requirement.

Some of the income and fees that we may recognize will not be qualifying income for purposes of the income source requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may need to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Risks Relating to an Investment in Our Securities

Common shares of closed-end management investment companies frequently trade at discounts to their respective NAVs, and we cannot assure you that the market price of our common shares will not decline below our NAV per common share.

Common shares of closed-end management investment companies frequently trade at discounts to their respective NAVs and our common shares may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per common share may decline. We cannot predict whether our common shares will trade above, at or below our NAV per common share. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell common shares purchased in an offering soon after such offering. In addition, if our common shares trades below our NAV per common share, we will generally not be able to sell additional common shares to the public at market price except (1) in connection with a rights offering to our existing Shareholders, (2) with the consent of the majority of the holders of our common shares, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

The price of our common shares may be volatile and may decrease substantially.

The trading price of our common shares may fluctuate substantially. The price of our common shares that will prevail in the market may be higher or lower than the price you paid to purchase our common shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our common shares;

•

significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of any members of the Senior Investment Team;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

We and the Adviser could be the target of litigation.

We or the Adviser could become the target of securities class action litigation or other similar claims if our common share price fluctuates significantly or for other reasons. The outcome of any such proceedings could materially adversely affect our business, financial condition, and/or operating results and could continue without resolution for long periods of time. Any litigation or other similar claims could consume substantial amounts of our management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Litigation and other claims are subject to inherent uncertainties, and a material adverse impact on our financial statements could occur for the period in which the effect of an unfavorable final outcome in litigation or other similar claims becomes probable and reasonably estimable. In addition, we could incur expenses associated with defending ourselves against litigation and other similar claims, and these expenses could be material to our earnings in future periods.

Sales in the public market of substantial amounts of our common shares may have an adverse effect on the market price of our common shares.

Sales of substantial amounts of our common shares or the availability of such common shares for sale, whether or not actually sold, could adversely affect the prevailing market price of our common shares. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. For a discussion of the adverse effect that the concentration of beneficial ownership may have on the market price of our common shares, see “—Risks Related to Our Business and Structure—Significant Shareholders may control the outcome of matters submitted to our Shareholders or adversely impact the market price of our securities.”

Our Shareholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to Shareholders that are participants in our dividend reinvestment plan are automatically reinvested in our common shares. As a result, our Shareholders that do not participate in our dividend reinvestment plan will experience dilution in their ownership percentage of our common shares over time.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase our common shares to existing Shareholders, Shareholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in common share ownership because we do not know at this time what proportion of the common shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per common share, then our Shareholders would experience an immediate dilution of the aggregate net asset value of their common shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per common share will be on the expiration date of the rights offering or what proportion of the common shares will be purchased as a result of the offer. Such dilution could be substantial.

The impact of tax law changes on us, our securityholders and our investments is uncertain.

Changes in tax laws, regulations or administrative interpretations thereof could adversely affect us, our securityholders and the entities in which we invest. You are urged to consult with your tax advisor with respect to the impact of any such legislation or other regulatory or administrative developments and proposals and their potential effect on your investment in us.

Future issuances of preferred shares or debt securities may cause the NAV and market value of our common shares to be more volatile.

Any future issuances of preferred shares or debt securities or other indebtedness, may cause the NAV and market value of our common shares to become more volatile. If the dividend rate on the preferred shares or interest rate payable on our indebtedness were to approach the net rate of return on our investment portfolio, the benefit of leverage to the common Shareholders would be reduced. If the dividend rate on the preferred shares or interest rate payable on our indebtedness were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the common Shareholders than if we had not issued preferred shares or incurred any indebtedness. Any decline in the NAV of our investments would be borne entirely by the common Shareholders. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the common Shareholders than if we were not leveraged through the issuance of preferred shares and debt securities. This greater NAV decrease would also tend to cause a greater decline in the market price for our common shares. We might be in danger of failing to maintain the required asset coverage of the preferred shares or indebtedness or of losing our ratings, if any, on the preferred shares or indebtedness or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred shares or interest payments on our indebtedness. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred shares or debt. In addition, we would pay (and the common Shareholders would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or indebtedness, including higher advisory fees if our total return exceeds the dividend rate on the preferred shares.

Increases in market yields would result in a decline in the price of any future issuances of preferred shares or debt securities.

The prices of fixed income investments vary inversely with changes in market yields. If the market yields on securities comparable to any future issuance by the Fund of preferred shares or debt securities increase, it would result in a decline in the secondary market price of the Fund’s preferred shares or debt securities.

Future issuances of debt securities may be unsecured and therefore effectively subordinated to any secured indebtedness we may incur in the future.

Future issuances of debt securities may not be secured by any of our assets or any of the assets of our subsidiaries. As a result, those debt securities will be subordinated to any secured indebtedness we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of our debt securities.

An active trading market for future issuances of debt securities may not exist, which could adversely affect the market price of those debt securities or a holder’s ability to sell them.

Future debt securities may be listed on the NYSE. However, we cannot provide any assurances that an active trading market for those debt securities will exist in the future or that you will be able to sell our debt securities. Even if an active trading market does exist, our debt securities may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market does not exist, the liquidity and trading price for our debt securities may be harmed. Accordingly, holders may be required to bear the financial risk of an investment in our debt securities for an indefinite period of time.

A downgrade, suspension or withdrawal of any future credit rating assigned by a rating agency to us or any future issuances of preferred shares or debt securities, if any, or change in the debt markets could cause the liquidity or market value of our preferred shares or debt securities to decline significantly.

Any credit rating is an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in any credit ratings will generally affect the market value of any issuances of preferred shares or debt securities. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of our preferred shares and debt securities. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligations to obtain or maintain any credit ratings or to advise holders of our preferred shares or debt securities of any changes in any credit ratings. There can be no assurance that any credit ratings will be assigned to us or remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agencies if, in their judgment, future circumstances relating to the basis of the credit rating, such as adverse changes in the Fund, so warrant. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of our preferred shares and debt securities.

The indenture that will govern our debt securities will contain limited protection for holders of our debt securities.

The indenture that will govern future issuances of our debt securities will offer limited protection to holders of our debt securities. The terms of the indenture do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in our debt securities. In particular, the terms of the indenture do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to our debt securities, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to our debt securities to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to our debt securities and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to our debt securities with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act or any successor provisions;

•

pay distributions or dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to our debt securities, other than a distribution, dividend or purchase that would cause a violation of Section 18(a)(1)(B) of the 1940 Act or any successor provisions;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the indenture do not protect holders of our debt securities in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of our debt securities may have important consequences for you as a holder of our debt securities, including making it more difficult for us to satisfy our obligations with respect to our debt securities or negatively affecting the trading value of our debt securities.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and our debt securities, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of our debt securities.

Any optional redemption provision may materially adversely affect the return on our debt securities.

Our debt securities may be redeemable in whole or in part at any time or from time to time at our sole option as set forth in the applicable indenture or otherwise. We may choose to redeem any of our debt securities at times when prevailing interest rates are lower than the interest rate paid on the applicable debt securities. In this circumstance, holders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the debt securities being redeemed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on our debt securities.

Any future indebtedness or under other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on our debt securities and substantially decrease the market value of our debt securities. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing any future indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders of the debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders of any debt that we may incur in the future to avoid being in default. If we breach our covenants under our debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders of the debt. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because any future debt will likely have customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of our Debt Securities.”

FATCA withholding may apply to payments to certain foreign entities.

Payments made under our securities to a foreign financial institution, or “FFI,” or non-financial foreign entity, or “NFFE” (including such an institution or entity acting as an intermediary), may be subject to a U.S. withholding tax of 30% under FATCA. This withholding tax may apply to certain payments of interest on our debt securities or dividends on our shares unless the FFI or NFFE complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. Depending upon the status of a holder and the status of an intermediary through which any of our debt securities or shares are held, the holder could be subject to this 30% withholding tax in respect of any interest paid on our debt securities or dividends on our shares. You should consult your own tax advisors regarding FATCA and how it may affect your investment in our securities.

Risks Relating to Our Business and Structure

Our investment portfolio is recorded at fair value in accordance with the 1940 Act. As a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Board, in accordance with Rule 2a-5 under the 1940 Act. Typically, there is no public market for the type of investments we target. As a result, we value these securities at least quarterly based on relevant information compiled by the Adviser and third-party pricing services (when available), and with the oversight of the Board.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree subjective and dependent on a valuation process approved and overseen by the Board. Certain factors that may be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments is also based, in part, upon third party valuation models which take into account various market inputs. Investors should be aware that the models, information and/or underlying assumptions utilized by the Adviser or such models will not always correctly capture the fair value of an asset. Because such valuations, and particularly valuations of securities that are not publicly traded like those we hold, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The Adviser’s determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. The Adviser’s determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments. See “Determination of Net Asset Value.”

Our financial condition and results of operations depend on the Adviser’s ability to effectively manage and deploy capital.

Our ability to achieve our investment objectives depends on the Adviser’s ability to effectively manage and deploy capital, which depends, in turn, on the Adviser’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objectives on a cost-effective basis is largely a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could adversely impact our ability to pay dividends or make distributions. In addition, because the trading methods employed by the Adviser on our behalf are proprietary, Shareholders will not be able to determine details of such methods or whether they are being followed.

We are reliant on CGCIM continuing to serve as the Adviser.

Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Adviser. The Adviser evaluates, negotiates, structures, executes, monitors and services the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Adviser and its senior management team. The departure of any members of the Adviser’s senior management team could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. The Adviser’s capabilities in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreements without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 60 days’ notice to the Fund. If the Investment Advisory Agreement is terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event the Investment Advisory Agreement is terminated, it may be difficult for the Fund to replace the Adviser. Furthermore, the termination of the Investment Advisory Agreement may adversely impact the terms of the Fund’s or its subsidiaries’ financing facilities or any financing facility into which the Fund or its subsidiaries may enter in the future, which could have a material adverse effect on the Fund’s business and financial condition.

We are reliant on key personnel at CGCIM.

The Adviser depends on the diligence, skill and network of business contacts of certain professionals. The Adviser also depends, to a significant extent, on access to other investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The Fund’s success depends on the continued service of such personnel. The investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The departure of any of the senior managers of the Adviser, or of a significant number of the investment professionals or partners of the Adviser’s affiliates, could have a material adverse effect on the Fund’s ability to achieve its investment objective. Individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals. In addition, there is no assurance that the Adviser will remain the Fund’s investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates.

We expect to rely on Carlyle’s existing relationships to a significant extent.

The Fund expects that Carlyle will depend on its existing relationships with private equity sponsors, investment banks and commercial banks, and the Fund expects to rely to a significant extent upon these relationships for purposes of potential investment opportunities. If Carlyle fails to maintain its existing relationships or develop new relationships with other sources or sponsors of investment opportunities, the Fund may not be able to expand its investment portfolio. In addition, individuals with whom Carlyle has relationships are not obligated to provide the Fund with investment opportunities and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

The highly competitive market in which we operate may limit our investment opportunities.

The market for CLO securities is more limited than the market for other credit related investments. We can offer no assurances that sufficient investment opportunities for our capital be available.

The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and may have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.

The risk of our investments may not be commensurate with the returns.

No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund.

The Adviser, senior management and employees have certain conflicts of interest.

The Adviser is an entity in which the Fund’s Interested Trustees, officers and members of the investment committee of the Adviser may have indirect ownership and economic interests. Certain of the Fund’s Trustees and officers and members of the investment committee of the Adviser also serve as officers or principals of other investment managers affiliated with the Adviser that currently, and may in the future, manage investment funds with investment objectives similar to the Fund’s investment objective. In addition, certain of the Fund’s officers and Trustees and the members of the investment committee of the Adviser serve or may serve as officers, trustees or principals of entities that operate in the same or related line of business as the Fund does or of investment funds managed by the Fund’s affiliates. Accordingly, the Fund may not be made aware of and/or given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with the Adviser. However, the Adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with the Adviser’s investment allocation policy, consistent with each fund’s or separate account’s investment objective and strategies and legal and regulatory requirements.

There may be conflicts of interest related to obligations that the Adviser has with respect to the allocation of investment opportunities.

The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.

In the event investment opportunities are allocated among the Fund and the other Advised Funds, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and the other Advised Funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Advised Funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that the other Advised Funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Advised Funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by applicable law. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Advised Funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Advised Funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Advised Funds.

Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in, and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment, in each case, in order to comply with applicable law.

The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Adviser or other funds managed by the Adviser or its affiliates, including Carlyle. The Fund is also not permitted to make any co-investments with Carlyle or its affiliates (including any fund managed by Carlyle or its affiliates) without exemptive relief from the SEC, subject to certain exceptions. The SEC has granted exemptive relief that permits the Fund and certain present and future funds advised by Carlyle-controlled investment advisers to co-invest in suitable negotiated investments. Co-investments made under the exemptive relief are subject to compliance with the conditions and other requirements contained in the exemptive relief, which could limit the Fund’s ability to participate in a co-investment transaction.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to a borrower in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the management and incentive fee payable by the Fund and, accordingly, the fees received by the Adviser. Certain other Advised Funds pay the Adviser or its affiliates greater performance-based compensation, which could create an incentive for the Adviser or an affiliate to favor such investment fund or account over the Fund.

Certain personnel of the Adviser and their management may face conflicts in their time management and commitments.

The Fund’s executive officers and trustees, other current and future principals of the Adviser and certain members of the Adviser’s investment committee may serve as officers, trustees or principals of other entities and affiliates of the Adviser and funds managed by the Fund’s affiliates that operate in the same or a related line of business as the Fund does. Currently, the Fund’s executive officers, as well as the other principals of the Adviser, manage other funds affiliated with Carlyle, including other existing and future affiliated BDCs and registered closed-end funds, including Carlyle Secured Lending, Inc., Carlyle Credit Solutions, Inc. and Carlyle Tactical Private Credit Fund. In addition, the Adviser’s investment team has responsibilities for sourcing and managing private debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, the Fund and its Shareholders. Although the professional staff of the Adviser will devote as much time to management of the Fund as appropriate to enable the Adviser to perform its duties in accordance with the Investment Advisory Agreement, the investment professionals of the Adviser may have conflicts in allocating their time and services among the Fund, on the one hand, and investment vehicles managed by Carlyle or one or more of its affiliates on the other hand.

The Adviser and the Administrator each has the right to resign following a required notice period, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right, under the Investment Advisory Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. The Administrator has the right, under the Administration Agreement, to terminate the Administration Agreement upon 180 days’ written notice prior to the initial term expiration or renewal date. If the Adviser or the Administrator resigns, we may not be able to find a new investment adviser or hire internal management, or find a new administrator, as the case may be, with similar expertise and ability to provide the same or equivalent services on acceptable terms within the notice period, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations, as well as our ability to make distributions to our Shareholders and other payments to securityholders, are likely to be adversely affected and the market price of our securities may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and the Administrator and their affiliates. Even if we are able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives and operations would likely result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our success will depend on the ability of the Adviser to attract and retain qualified personnel in a competitive environment.

Our growth will require that the Adviser attract and retain new investment and administrative personnel in a competitive market. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including its ability to offer competitive compensation, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, with which the Adviser will compete for experienced personnel have greater resources than the Adviser has.

Our incentive fee structure may incentivize the Adviser to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so.

The Investment Advisory Agreement entitles the Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter. Any Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible.

The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received. The Incentive Fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. In addition, the fact that the Management Fee is payable based upon the Fund’s Managed Assets, which would include any borrowings for investment purposes, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Additionally, the incentive fee payable by us to the Adviser may create an incentive for the Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to the Adviser is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage the Adviser to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. See “—Risks Related to Our Investments—We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

We may be obligated to pay the Adviser incentive compensation even if we incur a loss or with respect to investment income that we have accrued but not received.

The Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our NAV, decreases in our NAV make it easier to achieve the performance threshold. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, we accrue an incentive fee on accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to such income will be paid to the Adviser, without interest, only if and to the extent we actually receive such income in cash.

The Adviser’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to us other than to render the services called for under the agreement, and it is not responsible for any action of the Board in following or declining to follow the Adviser’s advice or recommendations. The Adviser maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, managers, members, agents, employees and other affiliates are not liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify the Adviser and each of its officers, managers, members, agents, employees and other affiliates from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Adviser of its obligations under the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

The Adviser may not be able to achieve the same or similar returns as those achieved by other portfolios managed by the Senior Investment Team.

Although the Senior Investment Team manages other investment portfolios, including accounts using investment objectives, investment strategies and investment policies similar to ours, we cannot assure you that we will be able to achieve the results realized by such portfolios.

We may experience fluctuations in our NAV and quarterly operating results.

We could experience fluctuations in our NAV from month to month and in our quarterly operating results due to a number of factors, including the timing of distributions to our Shareholders, fluctuations in the value of the CLO securities that we hold, our ability or inability to make investments that meet our investment criteria, the interest and other income earned on our investments, the level of our expenses (including the interest or dividend rate payable on the debt securities or preferred shares we issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, our NAV and results for any period should not be relied upon as being indicative of our NAV and results in future periods.

The Board may change our operating policies and strategies without Shareholder approval, the effects of which may be adverse.

The Board has the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior Shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our securities. However, the effects of any such changes could adversely impact our ability to pay dividends and cause you to lose all or part of your investment.

Our management’s estimates of certain metrics relating to our financial performance for a period are subject to revision based on our actual results for such period.

Our management makes and publishes unaudited estimates of certain metrics indicative of our financial performance, including the NAV per common share and the range of NAV per common share on a monthly basis, and the range of the net investment income and realized gain/loss per common share on a quarterly basis. While any such estimate will be made in good faith based on our most recently available records as of the date of the estimate, such estimates are subject to financial closing procedures, the Adviser’s final determination of the fair value of our applicable investments as of the end of the applicable quarter and other developments arising between the time such estimate is made and the time that we finalize our quarterly financial results and may differ materially from the results reported in the audited financial statements and/or the unaudited financial statements included in filings we make with the SEC. As a result, investors are cautioned not to place undue reliance on any management estimates presented in this prospectus or any related amendment to this prospectus or related prospectus supplement and should view such information in the context of our full quarterly or annual results when such results are available.

We will be subject to corporate-level income tax if we are unable to maintain our RIC status for U.S. federal income tax purposes.

We can offer no assurance that we will be able to maintain our RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet certain annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute dividends to our shareholders each tax year of an amount generally at least equal to 90% of the sum of our net ordinary income, net tax-exempt interest income, if any, and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage requirements under the 1940 Act and may be subject to financial covenants that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each tax year from dividends, interest, gains from the sale of our securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each quarter of our tax year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets and the amount of income available for distributions, and the amount of any such distributions, to our Shareholders and the holders of our other securities.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, or “OID,” or market discount, which may arise if we acquire a debt security at a significant discount to par, or payment-in-kind interest, which represents contractual interest added to the principal amount of a debt security and due at the maturity of the debt security. We also may be required to include in income certain other amounts that we have not yet, and may not ever, receive in cash. Our investments in debt securities that pay payment-in-kind interest may represent a higher credit risk than debt securities for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the issuer of the security could still default when our actual collection is scheduled to occur upon maturity of the obligation.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our cash distributions to Shareholders may change and a portion of our distributions to Shareholders may be a return of capital.

The amount of our cash distributions may increase or decrease at the discretion of the Board, based upon its assessment of the amount of cash available to us for this purpose and other factors. Unless we are able to generate sufficient cash through the successful implementation of our investment strategy, we may not be able to sustain a given level of distributions and may need to reduce the level of our cash distributions in the future. Further, to the extent that the portion of the cash generated from our investments that is recorded as interest income for financial reporting purposes is less than the amount of our distributions, all or a portion of one or more of our future distributions, if declared, may comprise a return of capital. A return of capital distribution will generally not be taxable to our Shareholders. However, a return of capital distribution will reduce a Shareholder’s cost basis in our common shares on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those common shares are sold or otherwise disposed of. Accordingly, Shareholders should not assume that the sole source of any of our distributions is net investment income. Any reduction in the amount of our distributions would reduce the amount of cash received by our Shareholders and could have a material adverse effect on the market price of our common shares. See “—Risks Related to Our Investments—Our investments are subject to prepayment risk” and “—Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.”

Our Shareholders may receive our common shares as distributions, which could result in adverse tax consequences to them.

In order to satisfy certain annual distribution requirements to maintain RIC tax treatment under Subchapter M of the Code, we may declare a large portion of a distribution in our common shares instead of in cash even if a Shareholder has opted out of participation in the DRP. We do not intend to declare any portion of our distributions in our common shares. If, however, we do make such a declaration, as long as at least 20% of such distribution is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a Shareholder generally would be subject to tax on the distribution in the same manner as a cash distribution, even though most of the distribution was paid in our common shares.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our shareholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.

In order to maintain our RIC tax treatment, we are required to distribute at least 90% of the sum of our net ordinary income, net tax-exempt interest income, if any, and realized net short-term capital gains in excess of realized net long-term capital losses, if any. As a result, these earnings will not be available to fund new investments, and we will need additional capital to fund growth in our investment portfolio. If we fail to obtain additional capital, we could be forced to curtail or cease new investment activities, which could adversely affect our business, operations and results. Even if available, if we are not able to obtain such capital on favorable terms, it could adversely affect our net investment income.

A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

We may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which we invest or operate, including conditions affecting interest rates and the availability of credit. Unexpected volatility, illiquidity, governmental action, currency devaluation or other events in the global markets in which we directly or indirectly hold positions could impair our ability to carry out our business and could cause us to incur substantial losses. These factors are outside our control and could adversely affect the liquidity and value of our investments, and may reduce our ability to make attractive new investments.

Global financial markets experienced considerable declines in the valuations of equity and debt securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions at times in recent history. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain partially uncertain. Although certain financial markets have improved, to the extent economic conditions experienced during the past decade recur, they may adversely impact our investments. Signs of deteriorating sovereign debt conditions in Europe and elsewhere and uncertainty regarding the U.S. economy more generally could lead to further disruption in the global markets. Trends and historical events do not imply, forecast or predict future events, and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

We may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.

We also may be subject to risk arising from a broad sell off or other shift in the credit markets, which may adversely impact our income and NAV. In addition, if the value of our assets declines substantially, we may fail to maintain the minimum asset coverage imposed upon us by the 1940 Act. Any such failure would affect our ability to issue preferred shares, debt securities and other senior securities, including borrowings, and may affect our ability to pay distributions on our capital stock, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to obtain additional debt financing. For example, we cannot be certain that we would be able to obtain debt financing on commercially reasonable terms, if at all. In previous market cycles, many lenders and institutional investors have previously reduced or ceased lending to borrowers. In the event of such type of market turmoil and tightening of credit, increased market volatility and widespread reduction of business activity could occur, thereby limiting our investment opportunities. Moreover, we are unable to predict when economic and market conditions may be favorable in future periods. Even if market conditions are broadly favorable over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

If we are unable to refinance and/or obtain debt capital or issue preferred shares, the Fund’s operations could be materially adversely affected.

We may obtain debt financing or issue preferred shares in order to obtain funds to make additional investments and grow our portfolio of investments. Such debt capital may take the form of a term credit facility with a fixed maturity date or other fixed term instruments, and we may be unable to extend, refinance or replace such debt financings prior to their maturity. If we are unable to issue preferred shares or refinance and/or obtain additional debt capital on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow our business. Any such limitations on our ability to grow and take advantage of leverage may decrease our earnings, if any, and distributions to Shareholders, which in turn may lower the trading price of our securities. In addition, in such event, we may need to liquidate certain of our investments, which may be difficult to sell if required, meaning that we may realize significantly less than the value at which we have recorded our investments. Furthermore, to the extent we are not able to raise capital and are at or near our targeted leverage ratios, we may receive smaller allocations, if any, on new investment opportunities under the Adviser’s allocation policy.

Debt capital that is available to us in the future, if any, including upon the refinancing of then-existing debt prior to its maturity, may be at a higher cost and on less favorable terms and conditions than costs and other terms and conditions at which we can currently obtain debt capital. In addition, if we are unable to repay amounts outstanding under any such debt financings and are declared in default or are unable to renew or refinance these debt financings, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act. Since the Fund will only participate in a limited number of investments, and since the Fund’s investments generally will involve a high degree of risk, poor performance by a few investments could severely affect the total returns to investors, which may be exacerbated by the use of leverage. See “—Risks Related to Our Investments—We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

In addition, the Fund cannot provide assurance as to the degree of diversification of the Fund’s investments. To the extent the Fund concentrates investments in a particular asset, investors will be subject to concentration levels higher than currently targeted for the Fund, which concentration would result in the Fund being more susceptible to fluctuations in value resulting from adverse economic, business or market conditions. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral that they hold. Moreover, there is no guarantee that all of the Fund’s investments will perform well or provide a return capital. Therefore, if certain Investments perform unfavorably, for the Fund to achieve above-average returns, one or a few of its Investments must perform exceptionally well. There are no assurances that this will be the case.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital or issuance of preferred shares may expose us to risks, including the typical risks associated with leverage.

Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities (including debt securities, preferred shares and/or borrowings from banks or other financial institutions); provided we meet certain asset coverage requirements (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred shares under current law). See “—Risks Related to Our Investments—We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” for details concerning how asset coverage is calculated. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness (including by redeeming a portion of any series of preferred shares or debt that may be outstanding) at a time when such sales or redemptions may be disadvantageous. Also, any amounts that we use to service or repay our indebtedness would not be available for distributions to our Shareholders.

We are not generally able to issue and sell our common shares at a price below the then current NAV per common share (exclusive of any distributing commission or discount). We may, however, sell our common shares at a price below the then current NAV per share (1) in connection with a rights offering to our existing Shareholders, (2) with the consent of the majority of our Shareholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

Significant Shareholders may control the outcome of matters submitted to our Shareholders or adversely impact the market price or liquidity of our securities.

To the extent any Shareholder, individually or acting together with other Shareholders, controls a significant number of our voting securities (as defined in the 1940 Act) or any class of voting securities, they may have the ability to control the outcome of matters submitted to our Shareholders for approval, including the election of trustees and any merger, consolidation or sale of all or substantially all of our assets, and may cause actions to be taken that you may not agree with or that are not in your interests or those of other investors.

This concentration of beneficial ownership also might harm the market price of our securities by:

•	delaying, deferring or preventing a change in corporate control;

•	impeding a merger, consolidation, takeover or other business combination involving us; or

•	discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.

The Fund is subject to the Control Share Statute, which may restrict the voting rights of certain Shareholders.

Because the Fund is organized as a Delaware statutory trust, it is subject to the Control Share Statute. With certain exceptions, the Control Share Statute provides that a holder of “control shares” of a Delaware statutory trust acquired in a “control share acquisition” has no voting rights with respect to those shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, unless otherwise exempted by the Board. The Control Share Statute became automatically applicable to the Fund as of August 1, 2022. The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to August 1, 2022. However, such shares will be aggregated with any shares acquired after August 1, 2022 for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares. Shares of the Fund that are held by an affiliate of CGCIM were exempted from the provisions of the Control Share Statute by the Board. See “Description of our Securities—Certain Aspects of the Delaware Control Share Statute.”

We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest.

Legal and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations that could adversely affect the Fund may be imposed by the CFTC, the SEC, the U.S. Federal Reserve and the other Central Banks, other banking regulators, other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States and the countries which they operate in. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this prospectus and may result in the Fund’s investment focus shifting from the areas of expertise of the investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s results of operations and the value of an investment in the Fund.

Derivative Investments. The derivative investments in which we may invest are subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” requires certain standardized derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for us. The Dodd-Frank Act also established minimum margin requirements on certain uncleared derivatives which may result in us and our counterparties posting higher margin amounts for uncleared derivatives. In addition, we have claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC No-Action Letter 12-38 issued by the staff of the CFTC Division of Swap Dealer and Intermediary Oversight. For us to continue to qualify for this exclusion, (i) the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the U.S. Commodity Exchange Act, as amended, or the “CEA,” and (other than positions entered into for hedging purposes) may not exceed five percent of our liquidation value, (ii) the net notional value of our aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of our liquidation value, or (iii) we must meet an alternative test appropriate for a “fund of funds” as set forth in CFTC No-Action Letter 12-38. In the event we fail to qualify for the exclusion and the Adviser is required to register as a “commodity pool operator” in connection with serving as our investment adviser and becomes subject to additional disclosure, recordkeeping and reporting requirements, our expenses may increase. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to CFTC Regulation 4.5 under the CEA promulgated by the CFTC with respect to us, and we currently intend to operate in a manner that would permit the Adviser to continue to claim such exclusion.

Under SEC Rule 18f-4, related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies, we are permitted to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act if we comply with certain value-at-risk leverage limits and derivatives risk management program and board oversight and reporting requirements or comply with a “limited derivatives users” exception. We have elected to rely on the limited derivatives users exception. We may change this election and comply with the other provisions of Rule 18f-4 related to derivatives transactions at any time and without notice. To satisfy the limited derivatives users exception, we have adopted and implemented written policies and procedures reasonably designed to manage our derivatives risk and limit our derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits us to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if we aggregate the amount of indebtedness associated with our reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating our asset coverage ratios as discussed above or treat all such transactions as derivatives transactions for all purposes under Rule 18f-4. In addition, we are permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) we intend to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). We may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as we treat any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, we are permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if we reasonably believe, at the time we enter into such agreement, that we will have sufficient cash and cash equivalents to meet our obligations with respect to all such agreements as they come due. We cannot predict the effects of these requirements. The Adviser intends to monitor developments and seek to manage our assets in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so.

Loan Securitizations. Section 619 of the Dodd-Frank Act, commonly referred to as the “Volcker Rule,” generally prohibits, subject to certain exemptions, covered banking entities from engaging in proprietary trading or sponsoring, or acquiring or retaining an ownership interest in, a hedge fund or private equity fund, or “covered funds,” (which have been broadly defined in a way which could include many CLOs). Given the limitations on banking entities investing in CLOs that are covered funds, the Volcker Rule may adversely affect the market value or liquidity of any or all of the investments held by us. Although the Volcker Rule and the implementing rules exempt “loan securitizations” from the definition of covered fund, not all CLOs will qualify for this exemption.

In June 2020, the five federal agencies responsible for implementing the Volcker Rule adopted amendments to the Volcker Rule’s implementing regulations, including changes relevant to the treatment of securitizations (the “Volcker Changes”). Among other things, the Volcker Changes ease certain aspects of the “loan securitization” exclusion, and create additional exclusions from the “covered fund” definition, and narrow the definition of “ownership interest” to exclude certain “senior debt interests.” Also, under the Volcker Changes, a debt interest would no longer be considered an “ownership interest” solely because the holder has the right to remove or replace the manager following a cause-related default. The Volcker Changes were effective October 1, 2020.

U.S. Risk Retention. In 2014, pursuant to the Dodd-Frank Act, U.S. federal regulators adopted joint final rules (the “U.S. Risk Retention Rules”) implementing certain credit risk retention requirements which generally require the “securitizer” of an asset-backed security to retain an exposure to certain credit risk in the securitization for a certain period of time. However, in 2018, a federal court of appeals interpreting the credit risk retention requirements in the Dodd-Frank Act held that open market CLO collateral managers are not securitizers subject to the U.S. Risk Retention Rules. Therefore, CLO collateral managers of open market CLOs are not required to hold retained interests in those CLOs, and they may dispose of any retained interest they may hold at any time. This could reduce the alignment of interests between managers and noteholders, including the Fund, potentially influencing management decisions in ways that are adverse to the Fund.

EU/UK Risk Retention. Regulators in the European Union (EU) and the United Kingdom (UK) have imposed significant securitization-related regulations (collectively, the “Securitization Regulations”).

Pursuant to the Securitization Regulations, sponsors of CLOs issued in the EU or UK (collectively, “European CLOs”) are required to retain a material net economic interest in such securitizations (“risk retention”), and such sponsors are also subject to various disclosure-related obligations. To the extent that the Securitization Regulations relating to CLO sponsors or managers (including risk retention requirements) are made less stringent or rescinded, the sponsors or managers of European CLOs may have reduced incentives to prioritize the interests of CLO investors, which may increase the risk of poor performance or default because of less careful construction or management of the underlying loan portfolios; this could also limit investor confidence in such CLOs. To the extent that the Securitization Regulations relating to sponsors or managers are made more stringent, sponsors could be dissuaded from sponsoring new European CLOs, which could limit the available supply of such CLOs. Pursuant to the Securitization Regulations, EU-based or UK-based investors purchasing certain securitizations (including CLOs) are required, prior to purchasing interests in such securitizations, to carry out due diligence assessments relating to the credit risks and other material risks of such interests (including verifying that such securitizations comply with risk retention), and such investors are also subject to various monitoring obligations related to the ongoing performance and risks of such interests. To the extent that the Securitization Regulations relating to EU-based or UK-based investors are made more stringent, such investors may be dissuaded from investing in (or maintaining their investments in) CLOs, which could adversely affect the price and liquidity of such CLOs.

European CLOs are generally structured in compliance with the Securitization Regulations so that prospective investors subject to the Securitization Regulations can invest in compliance with such requirements. To the extent the Fund invests in CLO securities that have not been structured to comply with the Securitization Regulations, the price and liquidity of such securities may be adversely affected.

Japanese Risk Retention. The Japanese Financial Services Agency (the “JFSA”) published a risk retention rule as part of the regulatory capital regulation of certain categories of Japanese investors seeking to invest in securitization transactions (the “JRR Rule”). The JRR Rule mandates an “indirect” compliance requirement, meaning that certain categories of Japanese investors will be required to apply higher risk weighting to securitization exposures they hold unless the relevant originator commits to hold a retention interest equal to at least 5% of the exposure of the total underlying assets in the transaction (the “Japanese Retention Requirement”) or such investors determine that the underlying assets were not “inappropriately originated.” The Japanese investors to which the JRR Rule applies include banks, bank holding companies, credit unions (shinyo kinko), credit cooperatives (shinyo kumiai), labor credit unions (rodo kinko), agricultural credit cooperatives (nogyo kyodo kumiai), ultimate parent companies of large securities companies and certain other financial institutions regulated in Japan (such investors, “Japanese Affected Investors”). Such Japanese Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Japanese Retention Requirement.

The JRR Rule became effective on March 31, 2019. At this time, there are a number of unresolved questions and no established line of authority, precedent or market practice that provides definitive guidance with respect to the JRR Rule, and no assurances can be made as to the content, impact or interpretation of the JRR Rule. In particular, the basis for the determination of whether an asset is “inappropriately originated” remains unclear and, therefore, unless the JFSA provides further specific clarification, it is possible that CLO securities we have purchased may contain assets deemed to be “inappropriately originated” and, as a result, may not be exempt from the Japanese Retention Requirement. The JRR Rule or other similar requirements may deter Japanese Affected Investors from purchasing CLO securities, which may limit the liquidity of CLO securities and, in turn, adversely affect the price of such CLO securities in the secondary market. Whether and to what extent the JFSA may provide further clarification or interpretation as to the JRR Rule is unknown.

Private Funds Rule. The SEC has adopted new and amended rules under the 1940 Act that significantly reformed the scope of reporting, disclosure and other obligations imposed on investment advisers to private funds. These requirements may increase the cost of doing business for the Fund (and thereby decrease the value of a shareholder’s interest in the Fund over time) and/or adversely affect the issuers in which the Fund invests.

The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.

The staff of the SEC from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or could cause us to take certain actions that may result in an adverse impact on our Shareholders, our financial condition and/or our results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.

General Risk Factors

Market disruptions may negatively impact the Fund’s operations and performance.

The U.S. capital markets have experienced extreme volatility and disruption following the spread of COVID-19 in the United States and the conflict between Russia and Ukraine. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuer in it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to the Fund or an issuer fails, the Fund or the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by the Fund and issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

We are subject to risks associated with terrorism.

Terrorist attacks have caused instability in the world financial markets and may generate global economic instability. The continued threat of terrorism and the impact of military or other action could affect the Fund’s financial results.

Social unrest may adversely impact the Fund.

Events concerning discrimination, race relations and inequality have in the recent past led to protests, demonstrations, marches and other forms of political and social unrest on a local, regional, national and international level as well as rioting in some instances. Such unrest, which has ranged from peaceful to in some instances, violent, has resulted in curfews, the deployment of the national guard and other local and national interference, and social unrest could lead to increased political and social volatility and uncertainty. While the overall effect of such unrest remains unknown, investors should note that this type of volatility and uncertainty could materially and adversely impact the securities and other assets in which the Fund invests.

We are subject to risks related to changes in law.

Government counterparties or agencies may have the discretion to change or increase regulation of an investment’s operations or implement laws or regulations affecting the investment’s operations, separate from any contractual rights it may have. An investment also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements. Governments have considerable discretion in implementing regulations and tax reform, including, for example, the possible imposition or increase of taxes on income earned by an investment or gains recognized by the Fund on its investment, that could impact the Fund’s return on investment with respect to such investment.

We are subject to risks related to force majeure events.

Our investments may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, trade war, cyber security breaches, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party, such as a CLO manager or a service provider to the Fund, to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to a the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the world economy and international business activity generally.

We are subject to risks related to cybersecurity and other disruptions to information systems.

Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.

The Adviser’s and issuers’ information and technology systems may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes.

In addition, the Fund will heavily rely on the Adviser’s and third parties’ financial, accounting, information and other data processing systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third- party service providers, could cause delays or other problems in its activities. If any of these systems do not operate properly or are disabled for any reason or if there is any unauthorized disclosure of data, whether as a result of tampering, a breach of its network security systems, a cyber-incident or attack or otherwise, the Fund and/or the Adviser could suffer substantial financial loss, increased costs, a disruption of its businesses, liability to its investors, regulatory intervention or reputational damage. In addition, the Adviser operates in a business that is highly dependent on information systems and technology. The information systems and technology that the Adviser relies on may not continue to be able to accommodate their growth, and the cost of maintaining such systems may increase from its current level. Such a failure to accommodate growth, or an increase in costs related to such information systems, could have a material adverse effect on the Fund and/or the Adviser.

A cybersecurity incident could have numerous material adverse effects, including on the operations, liquidity and financial condition of the Fund. Cyber threats and/or incidents could cause financial costs from the theft of Fund assets (including proprietary information and intellectual property) as well as numerous unforeseen costs including, but not limited to: litigation costs, preventative and protective costs, remediation costs and costs associated with reputational damage, any one of which, could be materially adverse to the Fund. There can be no guarantee that the Fund will be able to prevent or mitigate such incidents. If systems and measures to manage risks relating to these types of events, are compromised, become inoperable for extended periods of time or cease to function properly, the Adviser, the Fund and/or an issuer may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, the Fund’s and/or an issuer’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors).

In addition, the Fund or the Adviser may not be in a position to verify the risks or reliability of third parties with which the Fund’s and the Adviser’s operations interface with and/or depend on third parties, including the Fund’s administrator and other service providers. The Fund may suffer adverse consequences from actions, errors or failure to act by such third parties, and will have obligations, including indemnity obligations, and limited recourse against them.

Artificial intelligence and other machine learning techniques could increase competitive, operational, legal and regulatory risks to the Fund’s business in ways that the Fund cannot predict.

The use of artificial intelligence (“AI”) by the Fund and others, and the overall adoption of AI throughout society, may exacerbate or create new and unpredictable competitive, operational, legal and regulatory risks to the Fund’s business. There is substantial uncertainty about the extent to which AI will result in dramatic changes throughout the world, and the Fund may not be able to anticipate, prevent, mitigate or remediate all of the potential risks, challenges or impacts of such changes. These changes could potentially disrupt, among other things, the Fund’s business model, investment strategies and operational processes. Some of the Fund’s competitors may be more successful than the Fund in the development and implementation of new technologies, including services and platforms based on AI, to improve their operations. If the Fund is unable to adequately advance its capabilities in these areas, or do so at a slower pace than others in its industry, the Fund may be at a competitive disadvantage.

If the data the Fund, or third parties whose services the Fund relies on, use in connection with the possible development or deployment of AI is incomplete, inadequate or biased in some way, the performance of the Fund’s business could suffer. In addition, recent technological advances in AI both present opportunities and pose risks to the Fund. Data in technology that uses AI may contain a degree of inaccuracy and error, which could result in flawed algorithms in various models used in the Fund’s business. The volume and reliance on data and algorithms also make AI more susceptible to cybersecurity threats, including data poisoning and the compromise of underlying models, training data or other intellectual property. The personnel provided to the Fund by the Adviser, and/or its third-party service providers could, without being known to the Fund, improperly utilize AI and machine learning-technology while carrying out their responsibilities. This could reduce the effectiveness of AI technologies and adversely impact the Fund and its operations to the extent that it relies on the AI’s work product.

There is also a risk that AI may be misused or misappropriated by the Fund’s third party service providers. For example, a user may input confidential information, including material non-public information, into AI applications, resulting in the information becoming a part of a dataset that is accessible by third-party technology applications and users, including the Fund’s competitors. Further, the Fund may not be able to control how third-party AI that it chooses to use is developed or maintained, or how data the Fund inputs is used or disclosed. The misuse or misappropriation of the Fund’s data could have an adverse impact on its reputation and could subject it to legal and regulatory investigations or actions or create competitive risk.

In addition, the use of AI by the Fund or others may require compliance with legal or regulatory frameworks that are not fully developed or tested, and the Fund may face litigation and regulatory actions related to its use of AI. There has been increased scrutiny, including from global regulators, regarding the use of “big data,” diligence of data sets and oversight of data vendors. The Fund’s ability to use data to gain insights into and manage its business may be limited in the future by regulatory scrutiny and legal developments.

USE OF PROCEEDS

Unless otherwise specified in the applicable prospectus supplement, we intend to use the proceeds from the sale of our securities pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus, to make distributions to our Shareholders and for general working capital purposes.

We currently anticipate that it will generally take no more than three months after the completion of any offering of securities to invest substantially all of the net proceeds of the offering in our targeted investments. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. Until appropriate investments or other uses can be found, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. Investors should expect, therefore, that before we have fully invested the proceeds of the offering in accordance with our investment objectives and strategies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed our expenses during this period. To the extent that the net proceeds from an offering have not been fully invested in accordance with our investment objectives and strategies prior to the next payment of a distribution to our Shareholders, a portion of the proceeds may be used to pay such distribution and may represent a return of capital.

THE FUND

The Fund is a non-diversified, closed-end management investment company that is registered under the 1940 Act. Our common shares are currently traded on the NYSE under the symbol “CCIF.” Between May 29, 2019 and July 27, 2023, the Fund’s common shares traded on NYSE under the symbol “VCIF.” The Fund was organized as a Delaware statutory trust on April 8, 2011. The principal office of the Fund is located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 and its telephone number is (866) 277-8243.

The Fund’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity and junior debt tranches of collateralized loan obligations, that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.

For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Opportunities and Principal Strategies.” There can be no assurance that the Fund will achieve its investment objective.

The Fund’s investment adviser is CGCIM. See “The Adviser.” Responsibility for monitoring and overseeing the Fund’s investment program, management and operation is vested in the individuals who serve on the Board.

INVESTMENT OBJECTIVE, OPPORTUNITIES AND PRINCIPAL STRATEGIES

Investment Objective

The Fund’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation.

Investment Opportunities and Strategies

“Names Rule” Policy

In accordance with the requirements of the 1940 Act, we have adopted a policy to invest at least 80% of our assets in the particular type of investments suggested by our name. Under normal circumstances, we invest at least 80% of the aggregate of our net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, the Fund considers credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, LAFs and securities issued by other securitization vehicles; (ii) secured and unsecured floating rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) convertible debt securities; (vii) certificates of deposit, bankers’ acceptances and time deposits; and (viii) other credit-related instruments. The Fund’s investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments will be counted towards its 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.

Additional Information on the Structural Advantages of CLOs

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and that is subject to a variety of asset concentration limitations. The terms and covenants of a typical CLO structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price or fair value) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s equity and debt investors. The interest waterfall applies to interest payments received on a CLO’s underlying collateral. The principal waterfall applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests.

The Adviser believes that excess interest-related cash flow is an important driver of CLO equity returns. In addition, relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life if there is no disruption in the interest waterfall due to a failure to remain in compliance with certain tests.

Most CLOs are non-static, revolving structures that generally allow for reinvestment over a reinvestment period, which is typically up to five years. Specifically, a CLO’s collateral manager normally has broad latitude, within a specified set of asset eligibility and diversity criteria, to manage and modify a CLO’s portfolio over time. We believe that skilled CLO collateral managers can add significant value to both CLO equity and debt investors through a combination of their credit expertise and a strong understanding of how to manage effectively within the rules-based structure of a CLO.

After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are generally distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second and so on, with any remaining principal being distributed to the equity tranche investors. In certain instances, principal may be reinvested after the end of the reinvestment period.

CLOs contain a variety of structural features and covenants that are designed to enhance the credit protection of CLO debt investors, including overcollateralization tests and interest coverage tests. The overcollateralization tests and interest coverage tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities subject to certain adjustments) and interest coverage, respectively. If a CLO breaches an overcollateralization test or interest coverage test, excess interest-related cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a deferral of cash flow, a partial or total loss of their investment and/or the CLO may eventually experience an event of default. For this reason, CLO equity investors are often referred to as being in a first loss position. The Adviser will have no control over whether or not the CLO is able to satisfy its relevant interest coverage tests or overcollateralization tests.

CLOs also typically have interest diversion tests, which also act to ensure that CLOs maintain adequate overcollateralization. If a CLO breaches an interest diversion test, excess interest-related cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new loan collateral until the test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.

Cash flow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are generally calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing collateral portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).

Overview of Senior Secured Loans

Senior secured loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of senior secured loans a priority claim on some or all of the borrower’s assets in the event of default and therefore the lenders will be paid before certain other creditors of the borrower. Broadly syndicated senior secured loans are typically originated and structured by banks on behalf of corporate borrowers with proceeds often used for leveraged buyout transactions, mergers and acquisitions, stock repurchases, recapitalizations, refinancings, financing capital expenditures, and internal growth. Broadly syndicated senior secured loans are typically acquired through both primary bank syndications and in the secondary market, and distributed by the arranging bank to a diverse group of investors primarily consisting of CLOs, loan and high-yield bond registered funds, loan separate accounts, banks, insurance companies, finance companies and hedge funds. Senior secured loans are floating rate instruments, typically making quarterly interest payments based on a spread over SOFR. We believe that senior secured loans represent an attractive and stable base of collateral for CLOs. In most cases, a senior secured loan will be secured by specific collateral of the issuer. Historically, many of these investments have traded at or near par (i.e., 100% of face value), although they more recently have traded at greater discounts on the current market environment.

Senior secured loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the senior secured loan and the rights of the borrower and the lenders. Senior secured loans also have contractual terms designed to protect lenders. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments. Other senior secured loans may be issued with less restrictive covenants which are often referred to as “covenant-lite” transactions. In a “covenant-lite” loan, the covenants that require the borrower to “maintain” certain financial ratios are eliminated altogether, and the lenders are left to rely only on covenants that restrict a company from “incurring” or actively engaging certain action. But a covenant that only restricts a company from incurring new debt cannot be violated simply by a deteriorating financial condition, the company has to take affirmative action to breach it. The impact of these covenant-lite transactions may be to retard the speed with which lenders will be able to take control over troubled deals. We generally acquire senior secured loans of borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their senior secured loans and that satisfy other credit standards established by the Adviser.

When we purchase first and second lien senior floating rate loans and other floating rate debt securities, coupon rates are floating, not fixed and are tied to a benchmark lending rate. The interest rates of these floating rate debt securities vary periodically based upon a benchmark indicator of prevailing interest rates.

When we purchase an Assignment, we succeed to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires a vote of the lenders holding at least a majority of the investment in the loan, and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because we typically do not hold a majority of the investment in any loan, we will not be able by ourselves to control decisions that require a vote by the lenders.

While we believe that senior secured loans and CLO securities have certain attractive fundamental attributes, such securities are subject to a number of risks as discussed in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt. In addition, many of the statistics and data noted in this prospectus relate to historical periods when market conditions were, in some cases, materially different than they are as of the date of this prospectus. As with other asset classes, market conditions and dynamics for senior secured loans and CLO securities evolve over time. For example, over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market.

Access to Carlyle’s Transaction Flow and Expertise

In conducting its investment activities, the Fund believes that it will benefit from the significant scale and resources of Carlyle and its affiliates. The Fund is served by an origination, capital markets, underwriting and portfolio management team comprised of experienced investment professionals. The Fund’s investment team utilizes a rigorous, systematic, and consistent investment process, refined over Carlyle’s history investing in private markets across multiple cycles, designed to achieve enhanced risk-adjusted returns.

The Fund’s investment team will leverage Carlyle’s industry-dedicated research analysts to assess the relative attractiveness of investment opportunities across industries. The investment team will develop proprietary screening tools that seek to identify potential credit instruments.

The Fund will seek to source opportunities through Carlyle’s extensive global relationships and proprietary network and through the deep infrastructure Carlyle has developed in each of the Fund’s credit strategies, including:

•	Carlyle’s well-established sponsor, bank and lending relationships cultivated over 30+ years, including ~1,000 lending relationships across the firm.

•	Scale of capital with approximately $211 billion of assets under management in Carlyle’s Global Credit group and 200+ dedicated credit investment professionals.

•	A broad network of dealer, investor, and manager relationships that Carlyle has developed during its 20+-year track record managing CLOs.

•

Carlyle’s ongoing active dialogue with corporate private equity professionals for access to highly structured preferred or convertible securities that have an expected shorter duration than traditional private equity.

•	Integrated efforts with cross-platform sourcing capabilities and referrals from both internal and external Carlyle networks.

•	Ability to leverage the OneCarlyle platform[2] with 775+ origination and underwriting resources and global knowledge base across Global Credit, Global Private Equity, and Carlyle AlpInvest.

•	The Fund may also benefit from opportunities sourced by Carlyle investment vehicles that fall outside the scope of their respective investment mandates.

Portfolio Composition

The Fund’s portfolio will consist of some combination of the following types of investments:

Collateralized Loan Obligations.

Our investment portfolio is comprised primarily of investments in the equity and junior debt tranches of CLOs that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans

[2]

The OneCarlyle platform consists of Carlyle’s global network of professionals, senior advisors, portfolio company resources, and industry contacts. Within the firm, the platform includes 1,000 Investor Services professionals who are dedicated resources to Carlyle’s limited partners. Additionally, Carlyle’s Global Credit business operates its three business segments, Liquid Credit, Private Credit and Real Assets Credit, in an integrated manner which Carlyle believes provides significant competitive advantages through shared information, resources and investment capabilities.

with a large number of distinct underlying borrowers across various industry sectors. CLOs are generally backed by an asset or a pool of assets that serve as collateral. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and that is subject to a variety of asset concentration limitations. Most CLOs are non-static, revolving structures that generally allow for reinvestment over a specific period of time which is typically up to five years. The terms and covenants of a typical CLO structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price or fair value) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt securities in the form of multiple, primarily floating rate, debt tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the junior level by Moody’s Investors Service, Inc., or “Moody’s,” S&P Global Ratings, or “S&P,” and/or Fitch Ratings, Inc., or “Fitch.” The interest rate on the CLO debt tranches is the lowest at the AAA-level and generally increases at each level down the rating scale. The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. Below investment grade and unrated securities are sometimes referred to as “junk” securities. The diagram below is for illustrative purposes only and highlights a hypothetical structure intended to depict a typical CLO. A minority of CLOs also include a B-rated debt tranche (in which we may invest), and the structure of CLOs in which we invest may otherwise vary from this example. The left column represents the CLO’s assets, which support the liabilities and equity in the right column. The right column shows the various classes of debt and equity issued by the hypothetical CLO in order of seniority as to rights in payments from the assets. The percentage ranges appearing below the rating of each class represents the percent such class comprises of the overall “capital stack” (i.e., total debt and equity issued by the CLO).

CLO BALANCE SHEET
CLO Assets
CLO Liabilities and Equity
Primarily Floating Rate Loan Collateral
Portfolio of Primarily Senior Secured Loans Typically B-Rated on Average
AAA-Rated Debt Tranche 60-65%
AA-Rated Debt Tranche 9-13%
A-Rated Debt Tranche 5-9%
BBB-Rated Debt Tranche 4-6%
BB-Rated Debt Tranche 4-6%
Unrated Equity Tranche 8-11%
Primarily Floating Rate CLO Debt
CCIF's Focus

CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s equity and debt investors. The interest waterfall applies to interest payments received on a CLO’s underlying collateral. The principal waterfall applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and collateral management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests.

A CLO’s indenture typically requires that the maturity dates of a CLO’s assets, typically five to eight years from the date of issuance of a senior secured loan, be shorter than the maturity date of the CLO’s liabilities, typically 12 to 13 years from the date of issuance. However, CLO investors do face reinvestment risk with respect to a CLO’s underlying portfolio. In addition, in most CLO transactions, CLO debt investors are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause the CLO’s outstanding CLO debt securities to be repaid at par.

Loan Accumulation Facilities. LAFs are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. LAFs typically incur leverage between four and six times equity value prior to a CLO’s pricing.

Collateralized Bond Obligations. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage related securities, trust preferred securities and emerging market debt. The pool of high yield securities underlying CBOs is typically separated into tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates, whereas the lower tranches, with greater risk, pay higher interest rates.

Investment Process

The investment process involves a rigorous, bottom-up fundamental approach to credit analysis and security selection, driving investment decisions. Carlyle has invested significantly in building out a comprehensive CLO investment process with significant depth across all key pillars under a proprietary investment process, CREST. CREST comprises five key areas: CLO Manager Diligence, Relative Value and Risk Adjusted Returns, Evaluation of CLO Documentation, Systematic Approach to Structure, and Tracking Underlying Collateral:

CLO Manager Diligence: Carlyle thoroughly analyzes each CLO manager prior to investing in a CLO. The team’s extensive due diligence process incorporates a multi-step process including (1) quantitative manager ranking system based on 96 unique factors across multiple vintages and (2) manager deep dive presentation allowing the team to fully understand each CLO manager’s investment style, track record, and potential style drift prior to investing in a CLO.

Relative Value and Risk Adjusted Returns: Carlyle leverages firmwide portfolio company data and automated trackers in conjunction with investment decisions. These automated trackers include opportunities within secondary and primary CLO markets across both the U.S. and Europe. The Carlyle team leverages these extensive and proprietary databases to create relative value trackers that allows the team to better assess what profile within a CLO debt tranche provides the best risk adjusted returns.

Evaluation of CLO Documentation: Carlyle also assesses the legal structure of each investment, focusing on factors that could drive economic outcomes. Carlyle’s CLO Documentation professional seeks to understand and evaluate restrictions on manager behavior as well as document integrity. This legal assessment includes documentation review across more than 50 topics identified through 20+ years of reviewing and negotiating CLO documents across CLO investments and issuance.

Systematic Approach to Structure: As one of the largest global CLO managers, we believe Carlyle has the expertise to develop and manage complex CLO structures.3 Prior to assessing a new CLO investment, Carlyle conducts a thorough review of existing CLO structures, as well as current market best practices. Each deal will be evaluated on its projected returns and ability to withstand losses in the underlying leveraged loan collateral. Carlyle will also review the cash flow waterfall, test triggers, reinvestment conditions, and optional redemption mechanics in conjunction with Carlyle’s individual credit views to stress test portfolios. These assumptions are updated regularly to reflect current market conditions and Carlyle’s latest views on macroeconomic trends.

Tracking Underlying Collateral: Carlyle conducts a detailed analysis of the underlying loan portfolios for third-party CLO tranche positions based on the credit-level views from the team of ~30 industry-focused credit research analysts, ultimately categorizing each underlying loan depending on the industry expert’s view of overall risk. The team can gain in-depth, real-time market insights into the underlying collateral of each CLO position that it evaluates, enhancing the investment advisory team’s ability to dynamically monitor risk. The team also customizes default scenarios and cashflow projections based on the credit research analysts’ views of the underlying loan portfolios.

Carlyle believes it can leverage its dedicated team of credit research analysts and robust credit underwriting to build CLO portfolios that provide a competitive advantage. The team effectuates the investment process through 15 separate and highly automated processes, templates, and systems that are outlined in Figure 2 below.

Figure 1: CREST: Carlyle’s Proprietary Investment Process Focused on 5 Areas

SOURCING ADVANTAGE & TRADING CAPABILITIES

- Carlyle's robust trading and market activities position the firm as a strong choice for new opportunities and cements Carlyle as one of the top clients with banks and counterparties globally[1]
- Proactive participant in CLO sourcing
- Frequent dialogue with market participants
- Continuous monitoring of both U.S. and European markets as well as primary and secondary markets

Dedicated credit traders tracking macro-market movements, sourcing opportunities, executing transactions, and providing market insight

MANAGER DILIGENCE

- Long-term relationship formed working with managers across multiple cycles
- **Key diligence areas:**
  - Team
  - Infrastructure
  - Historical equity distributions
  - Track record
  - Behavior during market stress
  - Investment style
  - Portfolio compliance
- Enhanced through proprietary manager reports

Manager assessment based on interviews, behavior in stress, and analysis of trading history, enhanced through proprietary analytical reports

COLLATERAL REVIEW

- Portfolio of 200+ individual loans
- **Characteristics:**
  - Weighted avg. rating
  - Weighted avg. spread
  - Weighted avg. price
  - Weighted avg. life
- **Focus:**
  - All CCC names
  - All low dollar names
  - Issuer concentration
  - Industry over- or under-weighting

Detailed analysis of loan portfolio based on credit-level views from Carlyle's 30+ research analysts, ultimately categorizing each underlying loan depending on the industry expert's view of risk

CLO STRUCTURE & DOCS

- In-house legal expertise drives structural and document analysis to identify potential risks that impact the preservation of capital with potential to achieve greater upside
- **Key Areas of focus:**
  - LIBOR/SOFR optionality
  - Potential to invest beyond the reinvestment period
  - Refinancing / reset expectations
  - Consents to crucial deal amendments, including WAL and maturity
  - Proceeds leakage
  - Collateral quality test levels
  - Ability to perform swaps/pull risky assets to par
  - Limits on lower quality assets

Thorough CLO documentation review to understand constraints, structure, and provisions critical to limiting risk and maximizing upside

Represents Carlyle's internal opinion. 1) Carlyle treasury as of January 2023.

[3]	Source: Creditflux as of June 30, 2026. Only includes closed CLOs.

ALL CLO PORTFOLIOS ARE REVIEWED BY LOAN PORTFOLIO MANAGERS PRIOR TO EQUITY PURCHASES

Portfolio Review

- Portfolios are reviewed on a credit level as well as holistically
- We maintain an internal tracker for deals that we have recently seen in the market along with detailed portfolio metrics

Deal Tiering

- Deals are bucketed according to classifications assigned on a name-by-name basis to credit analysts and stored within the proprietary Carlyle Global Credit Portal
- Deals are compared to their vintage for benchmarking

Default Watch

- In addition to the overall portfolio breakdown, all positions over a specified size that are not classified as "Low" probability of default are flagged for further review
- Internal credit analysts provide views on credits at risk of default

COLLATERAL CONSIDERATIONS

Key Credit Metrics	ESG Risk Factors	Issuer/Industry Concentration	CCC Credits	Low Priced Assets	Trading History	High Coupon Assets

LEVERAGE CARLYLE'S GLOBAL CREDIT PLATFORM

Experienced Structured Credit Teams

- Carlyle's CLO platform benefits from a team of over 30+ credit research analysts with an average 15 years experience across the U.S. and Europe
- The senior members of the team have over two decades of credit investing based on fundamental credit selection, risk & portfolio management, managing CLO structures, and refinancing & resetting deals

Credit Committee Review

- Research analysts make loan buy/sell recommendations highlighting investment merits and risks to the Credit Committee consisting of seasoned portfolio managers
- Credit analyst views contribute to our analysis on the collateral of third-party CLO managers

Additional Resources

- Leverage the "One Carlyle" platform including compliance-chaperoned calls with Carlyle Private Equity
- Calls with industry leading experts (via GLG and Third Bridge)
- Key sources of information include the sponsor, management, third party due diligence and research

\

PROPRIETARY STRESS TESTS & CASHFLOW MODELS

- All deals undergo proprietary stress tests that incorporate our **individual credit views** and deal-level assumptions developed in conjunction with the loan portfolio managers
- Assumptions are updated regularly to **reflect current market conditions**
- Deals are analyzed for **refi/reset** potential to determine when the deal is most likely to be called away to lower the spread

CLO DOCUMENTATION

- We rank each document across **8 categories** comprising **50+ topics** identified through **20+ years** of **reviewing and negotiating 1,000+ CLO documents** across CLO investing and issuing
- We review secondary paper (in and out of competition) through **existing relationships with dealers**, and deliver documentation review efficiently given our **document database and expertise**
- Focus on ensuring **managers do not take excessive risk or engage in other behaviors that could impair portfolios**

CLO Documentation

Carlyle performs a complete documentation review of each investment opportunity. This process is led by our **Head of CLO Documentation**.

DOC AMENDMENTS

Debt consent to amend significant deal terms

- Collateral quality tests (especially WAL)
- Rating agency methodology
- Asset eligibility
- Default triggers
- Post-RP investment language
- Unsecured and second lien buckets
- Maturity amendments beyond CLO final

INTEREST PROCEEDS

Limit flexibility in classification of funds as of interest proceeds

- Premiums/fees should classify as PP
- Ensure principal proceeds cannot be flushed as interest proceeds

KEY PROVISIONS

- Benchmark changes
- Post-RP criteria
- Restricted trading period
- Ability to buy low-priced or low-rated assets

WORKOUTS

Allow for flexibility to participate in workouts/restructurings while protecting downside and recovery for debt tranches

- Use of all available IP before a small allowance for PP
- Fair and appropriate classification of proceeds received in restructurings
- Restructured assets should receive zero OC credit, except for some limited circumstances

SOFR TRANSITION

Review transition language in the lens of the current and expected delta between benchmarks

- Identify all potential rates and adjustments available to a given transaction
- Find relative value in deals based on benchmark delta and expected timing of transition
- Timing of transition

ASSET SWAPS

Appropriate limitations on asset swaps

- Defaulted risk swap
- Credit risk swap
- Swapped non-discounts and other pull-to-par swaps

THE ADVISER

CGCIM serves as the Fund’s investment adviser. CGCIM is registered as an investment adviser with the SEC under the Advisers Act. CGCIM is a wholly owned subsidiary of CIM.

Carlyle is a global investment firm with approximately $485 billion of assets under management as of June 30, 2026 across 700+ active investment vehicles. The firm also has a large and diversified investor base with 3,300+ active fund investors located in approximately 88 countries.

Carlyle combines global vision with local insight, relying on a team of 775+ investment professionals operating out of 28 offices in 17 countries to uncover superior opportunities in Africa, Asia, Australia, Europe, Latin America, the Middle East and North America.

MANAGEMENT AND INCENTIVE FEES

Pursuant to the investment advisory agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—the Management Fee and the Incentive Fee.

Management Fee

The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.75% of the month-end value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

Incentive Fee

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a derivative or swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. Net assets means the total assets of the Fund minus the Fund’s liabilities. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter.

The calculation of the Incentive Fee for each calendar quarter is as follows:

•

No Incentive Fee is payable to CGCIM if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 2.00%;

•

100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 2.4242% (the “catch-up”) is payable to CGCIM if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the hurdle rate but is less than or equal to 2.4242% (9.6968% annualized). The “catch-up” provision is intended to provide CGCIM with an incentive fee of 17.5% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.4242% of net assets; and

•

17.5% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the “catch-up” is payable to CGCIM if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds 2.4242% (9.6968% annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 17.5% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to CGCIM.

The following is a graphical representation of the calculation of the Incentive Fee:

These calculations will be appropriately prorated for any period of less than three months.

Example of the Incentive Fee:

Example—Incentive Fee on pre-incentive fee net investment income for each calendar quarter

Scenarios expressed as a percentage of average Net Assets	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	0.550%	2.350%	3.000%
Catch up incentive fee (maximum of 0.424%)	—	(0.350%)	(0.424%)
Split incentive fee (17.5% above 2.424%)	—	—	(0.101%)
Net Investment income	0.550%	2.000%	2.475%

Scenario 1—Incentive Fee on Income

Pre-incentive fee net investment income does not exceed the 2.00% hurdle rate; therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

Scenario 2—Incentive Fee on Income

Pre-incentive fee net investment income falls between the 2.00% hurdle rate and the catch up of 2.424%; therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 2.00% hurdle return.

Scenario 3—Incentive Fee on Income

Pre-incentive fee net investment income exceeds the 2.00% hurdle and the 2.424% catch up provision. Therefore the catch up provision is fully satisfied by the 0.424% of pre-incentive fee net investment income above the 2.00% hurdle rate and there is a 17.5% incentive fee on pre-incentive fee net investment income above the 2.424% “catch up.” This provides a 0.525% incentive fee, which represents 17.5% of pre-incentive fee net investment income.

Approval of the Investment Advisory Agreement

The Investment Advisory Agreement was most recently approved on May 18, 2026 by the Board, including a majority of the Independent Trustees of the Fund, for a one-year term ending on July 14, 2027. The Board weighed a number of factors in reaching its decision to approve the Investment Advisory Agreement, including, without limitation, the history, reputation, and resources of CGCIM, prior performance results achieved by CGCIM, and quality of services to be provided by CGCIM. The Board considered CGCIM’s expertise in managing collateralized loan obligation securities. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Fund’s Annual Report on Form N-CSR for the year ended September 30, 2025, which is incorporated herein by reference.

Fund Expenses

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund.

Expenses borne directly by the Fund include:

•	corporate, organizational and offering costs relating to offerings of the Fund’s securities;

•	the cost of calculating the NAV of shares, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of shares and other securities;

•	the Management Fee and Incentive Fee;

•	distribution and/or shareholder servicing fees;

•

investment related expenses (e.g., expenses that, in the Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense, line of credit fees, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses;

•	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

•	transfer agent, sub-transfer agent and custodial fees;

•	fees and expenses associated with marketing and distribution efforts;

•	federal and any state registration or notification fees;

•	federal, state and local taxes;

•	fees and expenses incident to qualifying and listing of the Fund’s common shares on any exchange;

•	fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or the Adviser;

•	the costs of preparing, printing and mailing reports and other communications, including repurchase offer correspondence or similar materials, to Shareholders;

•	fidelity bond, Trustees and officers errors and omissions liability insurance and other insurance premiums;

•

legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund or the Independent Trustees of the Fund);

•	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

•

any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its shares, including but not limited to, costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisors and third-party due diligence providers;

•	any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or technology for the benefit of the Fund;

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002;

•

the compensation of the Fund’s Chief Compliance Officer and the salary of any compliance personnel of the Adviser and its affiliates who provide compliance-related services to the Fund, provided such salary expenses are properly allocated between the Fund and other affiliates, as applicable, and any costs associated with the monitoring, testing and revision of the Fund’s compliance policies and procedures required by Rule 38a-1 under the 1940 Act;

•

all other expenses incurred by the Fund in connection with administering the Fund’s business, including expenses by SS&C for performing administrative services for the Fund, subject to the terms of the Administration Agreement; and

•

any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Except as otherwise described in this prospectus, the Adviser will be reimbursed by the Fund, as applicable, for any of the above expenses that it pays on behalf of the Fund.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund.

MANAGEMENT OF THE FUND

Trustees

Pursuant to the Amended and Restated Declaration of Trust (“Declaration of Trust”) and Amended and Restated By-laws (the “By-laws”), the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of five members, three of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board were elected by the Shareholders of the Fund.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s management and operations. The Board reviews on an annual basis the Investment Advisory Agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

Board of Trustees and Officers

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups-Interested Trustees and Independent Trustees. As set forth in the Fund’s declaration of trust, each Trustee’s term of office shall continue until his or her death, resignation or removal.

Independent Trustees

Name, address(1) and year of birth	Position to be Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) to be Overseen by Trustee	Other Directorships Held by Nominee Trustee in Past Five Years
Mark Garbin (1951)	Trustee	Class I Board member until 2028 annual shareholder meeting—since July 2023	Managing Principal, Coherent Capital Management LLC (since 2008)	2	Independent Trustee of Two Roads Shared Trust (since 2012), Forethought Variable Insurance Trust (since 2013), Northern Lights Fund Trust (since 2013), Northern Lights Variable Trust (since 2013), iCapital KKR Private Markets Fund (since 2014), Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021), and Independent Trustee, Carlyle Tactical Private Credit Fund (since 2018).

Name, address(1) and year of birth	Position to be Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) to be Overseen by Trustee	Other Directorships Held by Nominee Trustee in Past Five Years
Sanjeev Handa (1961)	Trustee	Class III Board member until 2027 annual shareholder meeting—since July 2023	Managing Member, Old Orchard Lane, LLC (since 2014); Adjunct Professor, Fairfield University (since 2020)	2	Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021); Audit Committee Chair and Independent Trustee of Total Fund Solution (since 2023); Audit Committee Chair and Independent Trustee of Carlyle Credit Income Fund (since 2023); Independent Director of OHA CLO Enhanced Equity III Genpar LLP (since 2024); Advisory Board Member of White Oak Partners (2021-2025); Independent Director of Alti Private Equity and Commitments Access Fund (2023-2023); Audit Committee Chair and Independent Director of North Haven Private Assets Fund (since 2026); Independent Trustee Carlyle Tactical Private Credit Fund (since 2018).
Joan McCabe (1955)	Trustee	Class II Board member until 2029 annual shareholder meeting.—since July 2023	Managing Member, JMYME, LLC (since 2020);	2	Board member of Gulfstream Goodwill, Inc. (Member since 2017, Chair: 2021-2024, Vice Chair since 2026); Board member of Gulfstream Goodwill Academy, Inc. (since 2018); Member of Governing Council of Independent Directors Council (since 2025); Board member of Elevation Brands (2017-2022); Board member of Sensible Organics (2017-2021); Board member of Goodwill International, Inc. (2015-2021); Independent Trustee Carlyle Tactical Private Credit Fund (since 2018).

(1)	Address is c/o Carlyle Global Credit Investment Management L.L.C., One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Interested Trustees

Name, address(1) and year of birth	Position to be Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Trustee	Other Directorships Held by Nominee Trustee in Past Five Years
Nishil Mehta (1981)	Trustee	Class I Board member until 2028 annual shareholder meeting.—since May 2025	Managing Director, The Carlyle Group Inc. (Since 2022); Managing Director, First Eagle (2021—2022); Managing Director, Prospect Capital (2010—2020); Priority Income Fund, Inc. (2010 to 2020)	1	None
Lauren Basmadjian (1979)	Trustee	Class III Board member until 2027 annual shareholder meeting.—since July 2023	Partner,, The Carlyle Group, Inc. (Since 2020); Senior Portfolio Manager, Octagon Credit Investors, LLC (2001 to 2020)	1	None

(1)	Address is c/o Carlyle Global Credit Investment Management L.L.C., One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
(2)	“Interested person,” as defined in the 1940 Act, of the Fund. Ms. Basmadjian and Mr. Mehta are interested persons of the Fund due to their affiliation with the Adviser.

Officers

Name, address(1) and year of birth	Position to be Held with the Fund	Term of Office	Principal Occupation(s) During Past 5 Years
Nishil Mehta (1981)	President, Principal Executive Officer	Indefinite Length—since February 2025	Managing Director, The Carlyle Group Inc. (Since 2022); Managing Director, First Eagle (2021—2022); Managing Director, Prospect Capital (2010—2020); Priority Income Fund, Inc. (2010 to 2020)
Nelson Joseph (1979)	Principal Financial Officer, Principal Accounting Officer and Treasurer	Indefinite Length—since July 2023	Principal, Carlyle Group (Since 2023); Director, Apollo Global Management LLC (2016—2022)
Joshua Lefkowitz (1974)	Secretary; Chief Legal Officer	Indefinite Length—since July 2023	Partner and Chief Legal Officer (Global Credit), Carlyle Group (Since 2018); Principal and Associate General Counsel, Ares Management, Ltd. (2017—2018); Vice President and Associate General Counsel, American Capital, Ltd. (2006—2017)
Jennifer Juste (1980)	Chief Compliance Officer	Indefinite Length—since May 2024	Principal, Carlyle Group (Since 2022); Natixis Investment Managers 2019—2022 (Deputy Chief Compliance Officer/Deputy General Counsel Mirova US LLC 2020-2022 and Chief Compliance Officer/General Counsel Ostrum US LLC 2019-2020)

(1)	Address is c/o Carlyle Global Credit Investment Management L.L.C., One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Biographical Information and Discussion of Experience and Qualifications

Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this registration statement, that each Trustee should serve as a Trustee of the Fund.

Independent Trustees

Mark Garbin. Mark Garbin has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin holds the CFA and Professional Risk Manager (PRM) Charters and has advanced degrees in international business, negotiation and derivatives. He also has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as a board member to other investment companies.

Sanjeev Handa. Sanjeev Handa has over 30 years of experience in the financial industry sector, including global experience in the financial, real estate and securitization markets. In addition to his responsibilities on the boards of the Fund and CTAC, Mr. Handa serves, as an independent trustee, on the board of Total Fund Solution (since 2023) and chairs the audit committee. Mr. Handa additionally serves as an independent director of North Haven Private Assets Fund (since 2026) and chairs the audit committee. He also serves, as an independent director, on the boards of certain affiliates of Oak Hill Advisors. He serves on the board of the Mutual Fund Directors Forum (since 2022). Mr. Handa previously served as a member of the Investment Committee of the board of The Cooper Union for Advancement of Science and Art (from 2016-2024), as a board member of Greenpath Financial Wellness (2017-2022) and a board member of Fitch Ratings, Inc. and certain of its affiliates thereof (2015-2020). Mr. Handa has extensive experience with respect to investments as well as to compliance and corporate governance matters as a result of, among other things, his service as an established board member.

Joan McCabe. Joan McCabe has over 30 years of financial and corporate experience, including investing in private equity along with debt financings for those private equity investments. Ms. McCabe is a graduate of Yale College and Harvard Business School. She began her career on Wall Street, where she was a Managing Director at Kidder Peabody, Drexel Burnham Lambert and Paine Webber. She was involved in private equity for over twenty years as a Managing Partner at Brynwood Partners. She is a founding member of the Conference of Boards for the national Goodwill organization and is NACD Director Certified. She is involved in philanthropy through her Board Chair position at the Palm Beach Goodwill and serves on the board of Gulfstream Goodwill, Inc. In 2025, Ms. McCabe was also appointed to the Governing Council of the Independent Directors Council. Ms. McCabe has served as a board member to a variety of companies and her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.

Interested Trustees

Nishil Mehta. Nishil Mehta has over 20 years of experience in financial markets. Additionally, he is a Managing Director of Carlyle Global Credit Investment Management L.L.C. where he focuses on the firm’s third-party CLO investing platform and is Head of Shareholder Relations for Carlyle Secured Lending (NASDAQ: CGBD) within Global Credit platform of The Carlyle Group Inc. (the ultimate parent company of CGCIM). Prior to coming to Carlyle, Mr. Mehta was a Managing Director at First Eagle where he was the co-portfolio manager for the firm’s structured credit investments. After First Eagle, Mr. Mehta was a Managing Director at Prospect Capital where he was responsible for the firm’s $2.5 billion of investments in CLO mezzanine debt and CLO equity. He was also the Head of Capital Markets spearheading over $8 billion of debt and equity capital raised for the firm’s 1940 Act funds. Mr. Mehta received his BBA from Goizueta Business School at Emory University with Honors and currently holds Series 7 and 63 licenses.

Lauren Basmadjian. Lauren Basmadjian has over 20 years of experience in financial and corporate markets. She is a Partner, Co-Head of Liquid Credit and Head of US Loans & Structured Credit within The Carlyle Group, Inc.’s Global Credit platform, overseeing over $48 billion of AUM. She is based in New York and sits on the Investment Committees for all of The Carlyle Group, Inc.’s US Loan, CLO and Liquid and Illiquid Credit investing activities. Ms. Basmadjian joined The Carlyle Group, Inc. in 2020 after 19 years at Octagon Credit Investors, LLC, where she was a Senior Portfolio Manager, member of the Investment Committee and managed XAI Octagon Floating Rate & Alternative Income Term Trust, a public 1940 Act fund invested in CLO tranches and leveraged loans. Prior to becoming a Portfolio Manager, Ms. Basmadjian managed Octagon’s workout efforts and also oversaw the leisure & entertainment, retail, consumer products, business services, food & beverage and technology industries. Before joining Octagon, Ms. Basmadjian worked in the Acquisition Finance Group at Chase Securities, Inc. She graduated Cum Laude from the Stern School of Business at New York University with a B.S. in Finance and Economics. Her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.

Board Structure and Role of the Board in Risk Oversight

The 1940 Act requires that at least 40% of the trustees be independent trustees. Certain exemptive rules promulgated under the 1940 Act require that at least 50% of the trustees be independent trustees. Currently, three of the five Trustees (60%) are Independent Trustees. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board, regardless of whether the trustee happens to be independent or a member of management. Lauren Basmadjian, an Interested Trustee, serves as the Chairman of the Board.

The Board expects to perform its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of Independent Trustees and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of our Shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Lauren Basmadjian, provides the Board with the Adviser’s perspective in managing the Fund. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or our characteristics. The Board does not have a lead independent trustee.

Committees of the Board

The Board has established an audit committee, a nominating and governance committee and an independent trustees committee. Each committee holds four meetings each fiscal year. The Fund does not have a compensation committee because its officers do not receive any direct compensation from the Fund.

Audit Committee. The members of the audit committee are Mark Garbin, Sanjeev Handa and Joan McCabe, each of whom is independent for purposes of the 1940 Act. Sanjeev Handa serves as chairman of the audit committee. The audit committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls.

Nominating and Governance Committee. The members of the nominating and governance committee are Mark Garbin, Sanjeev Handa and Joan McCabe, each of whom is independent for purposes of the 1940 Act. Joan McCabe serves as chairman of the nominating and governance committee. The nominating and governance committee is responsible for selecting, researching and nominating trustees for election by the Fund’s Shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board Trustees, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees.

The nominating and governance committee may consider recommendations for nomination of individuals for election as trustees from Shareholders.

Independent Trustees Committee. The members of the independent trustees committee are Mark Garbin, Sanjeev Handa and Joan McCabe, each of whom is independent for purposes of the 1940 Act. Mark Garbin serves as chairman of the independent trustees committee. The independent trustees committee is responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to exemptive relief received from the SEC.

Trustee Beneficial Ownership of Shares

The following table indicates the dollar range of equity securities that any Trustee or executive officer beneficially owned in the Fund as of June 30, 2026, based on net asset value per common share.

Name of Trustee or Officer	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Mark Garbin	None	$50,001 - $100,000
Sanjeev Handa	$10,001 - $50,000	$100,001 - $500,000
Joan McCabe	$100,001 - $500,000	Over $1,000,000
Nishil Mehta	$100,001 - $500,000	$100,001 - $500,000
Lauren Basmadjian	$100,001 - $500,000	$100,001 - $500,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or Over $1,000,000.

As of June 30, 2026, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund

Compensation of Trustees

The following table shows information regarding the compensation earned by the Trustees, none of whom is an employee of the Fund, for services as a Trustee for the fiscal year ending September 30, 2026. The Trustees who are “interested persons”, as defined in the 1940 Act, of the Fund and the Fund’s officers do not receive compensation from the Fund.

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from the Fund Complex
Interested Trustees
Nishil Mehta	None	None
Lauren Basmadjian	None	None
Independent Trustees
Mark Garbin	$40,000	$40,000
Sanjeev Handa	$45,000	$45,000
Joan McCabe	$40,000	$40,000

(1)	Amounts shown reflect annual compensation of such Trustee.

Portfolio Managers

Investment sourcing and investment decisions are primarily the responsibility of two portfolio managers, Lauren Basmadjian and Nishil Mehta. In addition, the Fund is also supported by the Fund’s investment committee. See “Investment Objective, Opportunities and Principal Strategies-Investment Process.”

Below is biographical information relating to Ms. Basmadjian and Mr. Mehta and the other members of the Fund’s investment committee:

Lauren Basmadjian

Lauren Basmadjian has over 20 years of experience in financial and corporate markets. She is a Partner, Co-Head of Liquid Credit and Head of US Loans & Structured Credit within The Carlyle Group, Inc.’s Global Credit platform, overseeing over $48 billion of AUM. She is based in New York and sits on the Investment Committees for all of The Carlyle Group, Inc.’s US Loan, CLO and Liquid and Illiquid Credit investing activities. Ms. Basmadjian joined The Carlyle Group, Inc. in 2020 after 19 years at Octagon Credit Investors, LLC, where she was a Senior Portfolio Manager, member of the Investment Committee and managed XAI Octagon Floating Rate & Alternative Income Term Trust, a public 1940 Act fund invested in CLO tranches and leveraged loans. Prior to becoming a Portfolio Manager, Ms. Basmadjian managed Octagon’s workout efforts and also oversaw the leisure & entertainment, retail, consumer products, business services, food & beverage and technology industries. Before joining Octagon, Ms. Basmadjian worked in the Acquisition Finance Group at Chase Securities, Inc. She graduated Cum Laude from the Stern School of Business at New York University with a B.S. in Finance and Economics.

Nishil Mehta

Nishil Mehta is a Managing Director leading the firm’s structured credit investments. He is based in New York. Prior to joining Carlyle, Nishil was a Managing Director at First Eagle where he was the co-portfolio manager for the firm’s structured credit investments. Prior to joining First Eagle, Nishil was a Managing Director at Prospect Capital where he was responsible for the firm’s $2.5 billion of investments in CLO mezzanine debt and CLO equity and served as portfolio manager to Priority Income Fund, Inc., a closed-ended management investment company that primarily invests in the equity tranche of CLOs. He was also the Head of Capital Markets spearheading over $8 billion of debt and equity capital raised for the firm’s 1940 Act funds. Earlier in his career, Nishil worked at CIT Asset Management and Wachovia Securities. Mr. Mehta received his BBA from Goizueta Business School at Emory University with Honors.

James Dunn

James Dunn is a Managing Director and Head of Carlyle European Liquid Credit, overseeing the European CLO platform and chairing its credit committee. Previously, Mr. Dunn was a Managing Director and Portfolio Manager at Onex Credit Partners, focusing on the firm’s European Liquid Credit Strategies, including CLOs. Prior to joining Onex, he was Vice President and Senior Credit Research Analyst at Alcentra focused on portfolio optimization of existing funds, and primary coverage for cyclical sectors across both par and distressed credit. Mr. Dunn began his career as a Credit Research Analyst on the High Yield team at Aberdeen Standard Investments. Mr. Dunn holds an M.B.A. from the University of Liverpool (1st Class Distinction) and a B.A. in Economics.

Brian Marcus

Brian Marcus is a Managing Director - Partner and Deputy Head of Cross Platform Investing for Global Credit. He also serves as Chair and Interested Trustee of the Board of CTAC, and President, Principal Executive Officer and Chief Risk Officer of CTAC. He is a voting member of the PAAC. Prior to joining Carlyle, Mr. Marcus was with Morgan Stanley, where he focused on principal investments on behalf of the firm. Previously, Mr. Marcus worked at Lehman Brothers in the Mergers and Acquisitions group, where he concentrated on the media and telecommunications industries. Mr. Marcus received a BS in economics from The Wharton School at the University of Pennsylvania, and currently maintains Series 7, 55 and 63 licenses.

Sebastiano Riva

Sebastiano Riva is a Managing Director and Head of Liability Management for Carlyle Global Credit and serves on the investment committee. Mr. Riva is responsible for fund financing as well as Carlyle Structured Credit and Carlyle Direct Lending CLO formation and execution. He is also a member of various Investment Committees including for Carlyle Structured Credit Fund and Carlyle Structured Solutions. Prior to joining Carlyle, Mr. Riva was at Wells Fargo Securities in charge of global marketing of new issue CLO. Mr. Riva started his structured finance career at Bankers Trust in the late 1990s and has also held positions at DLJ, TD Securities, and Lehman Brothers. Mr. Riva received his B.S. in Economics from the Wharton School of the University of Pennsylvania.

Other Accounts Managed by Portfolio Managers

Lauren Basmadjian and Nishil Mehta, the portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of September 30, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Lauren Basmadjian
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	85	$34.97	84	$34.60
Other Accounts	—	$—	—	$—
Nishil Mehta
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	13	$2.03	1	$0.01

Compensation of Portfolio Managers

The investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the Senior Investment Team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the Senior Investment Team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Fund by Portfolio Managers

The table below sets forth the dollar range of the value of our common shares that are owned beneficially by each portfolio manager as of September 30, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Lauren Basmadjian	$100,001 - $500,000
Nishil Mehta	$100,001 - $500,000

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 and over $1,000,000.

Administrative Services

SS&C Technologies, Inc, (“SS&C”), which has its principal office at 80 Lamberton Road Windsor, CT 06095, serves as Administrator for the Fund. Pursuant to the Administration Agreement, SS&C furnishes the Fund with clerical, bookkeeping and record keeping services. SS&C also performs, or oversees the performance of, certain of the Fund’s required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports filed with the SEC. In addition, SS&C generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. The Administration Agreement may be terminated by either party without penalty upon 180 days’ written notice to the other party prior to the initial term or renewal date.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Fund.

Custodians, Distribution Paying Agent, Transfer Agent and Registrar

U.S. Bank National Association, which has its principal office at 800 Nicollet Mall, Minneapolis, MN 55402, serves as custodian for the Fund.

Equiniti Trust Company, LLC, (“Equiniti”) which has its principal office at 6201 15th Ave., Brooklyn, NY 11219, serves as the Fund’s distribution paying agent, registrar and transfer agent (the “Transfer Agent”). Under the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fee in monthly installments. The Fund has entered into arrangements with one or more financial intermediaries to provide sub-transfer agency and other services associated with Shareholders whose common shares are held of record in omnibus accounts. In return for these services, the Fund pays sub-transfer agency fees to such financial intermediaries.

DETERMINATION OF NET ASSET VALUE

The Fund’s NAV per common share will be determined by the Adviser on a monthly basis, or at such other times as the Board may determine. In accordance with the procedures adopted by the Board, the NAV per common share of the Fund’s outstanding common shares is determined by dividing the value of total assets minus liabilities by the total number of common shares outstanding.

The Adviser conducts the valuation of the Fund’s assets, pursuant to which net asset value shall be determined, at all times consistent with US GAAP and the 1940 Act. The Adviser, as the valuation designee, determines the fair value of the Fund’s assets on at least a quarterly basis, in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”). The valuation procedures are set forth in more detail below.

ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same-to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

The three-level hierarchy for fair value measurement is defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.

Level 2 - inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 - inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

The Adviser values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of common shares or amount of the instrument held. The Adviser values liquid securities/instruments that are not traded in an active market using a bid-price determined by an approved independent pricing vendor.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio. The Adviser has engaged an independent valuation firm to fair value the Fund’s Level 3 investments on a monthly basis. A retained independent valuation firm will have expertise in complex valuations associated with alternative investments and utilize a variety of techniques to calculate a security’s/instrument’s valuation. The valuation approach may vary by security/instrument but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed.

If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser’s Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination. The Valuation Committee is made up of individuals affiliated with Carlyle.

The Fund calculates the NAV of its common shares on a monthly basis. For information on the Fund’s NAV, please call the Fund toll-free at (866) 277-8243. The Adviser, subject to the Board’s oversight, is responsible for the determination, in good faith, of the fair value of the Fund’s portfolio investments. As the Fund’s valuation designee, the Adviser, subject to the Board’s oversight, is responsible for the accuracy, reliability or completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.

CONFLICTS OF INTEREST

An affiliated investment fund, account or other similar arrangement currently formed or formed in the future and managed by the Fund’s Adviser or its affiliates may have overlapping investment objectives and strategies with the Fund’s own and, accordingly, may invest in asset classes similar to those targeted by the Fund. This creates potential conflicts in allocating investment opportunities among the Fund and such other investment funds, accounts and similar arrangements, particularly in circumstances where the availability or liquidity of such investment opportunities is limited or where co-investments by the Fund and other funds, accounts or arrangements are not permitted under applicable law, as discussed below.

For example, Carlyle sponsors several investment funds, accounts and other similar arrangements, including, without limitation, structured credit funds as well as closed-end registered investment companies, business BDCs, carry funds, managed accounts and structured credit funds it may sponsor in the future. The SEC has granted exemptive relief that permits the Fund and certain of its affiliates to co-invest in suitable negotiated investments (the “Exemptive Relief”). If Carlyle is presented with investment opportunities that generally fall within the Fund’s investment objective and other board-established criteria and those of other Carlyle funds, accounts or other similar arrangements (including existing and future affiliated BDCs and registered closed-end funds) whether focused on a credit strategy or otherwise, Carlyle allocates such opportunities among the Fund and such other Carlyle funds, accounts or other similar arrangements in a manner consistent with the Exemptive Relief, the Adviser’s allocation policies and procedures and Carlyle’s other allocation policies and procedures, where applicable, as discussed below.

More specifically, investment opportunities in suitable negotiated investments for investment funds, accounts and other similar arrangements managed by the Adviser, and other funds, accounts or similar arrangements managed by affiliated investment advisers that seek to co-invest with the Fund or other Carlyle BDCs or registered closed-end funds, are allocated in accordance with the Exemptive Relief, the Adviser’s allocation policies and procedures and Carlyle’s other allocation policies and procedures, where applicable. Investment opportunities for all other investment funds, accounts and other similar arrangements not managed by the Adviser are allocated in accordance with their respective investment advisers’ and Carlyle’s other allocation policies and procedures. Such policies and procedures may result in certain investment opportunities that are attractive to the Fund being allocated to other funds that are not managed by the Adviser. Carlyle’s, including the Adviser’s, allocation policies and procedures are designed to allocate investment opportunities fairly and equitably among its clients over time, taking into account a variety of factors which may include the sourcing of the transaction, the nature of the investment focus of each such other Carlyle fund, account or other similar arrangement, each fund’s, account’s or similar arrangement’s desired level of investment, the relative amounts of capital available for investment, the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals, any requirements contained in the limited partnership agreements and other governing agreements of the Carlyle funds, accounts or other similar arrangements and other considerations deemed relevant by Carlyle in good faith, including suitability considerations and reputational matters. The application of these considerations may cause differences in the performance of different Carlyle funds, accounts and similar arrangements that have similar strategies.

The Fund’s executive officers and trustees, other current and future principals of the Adviser and certain members of the Adviser’s investment committee may serve as officers, directors or principals of other entities and affiliates of the Adviser and funds managed by the Fund’s affiliates that operate in the same or a related line of business as the Fund does. Currently, the Fund’s executive officers, as well as the other principals of the Adviser, manage other funds affiliated with Carlyle, including other existing and future affiliated BDCs and registered closed-end funds, including Carlyle Secured Lending, Inc., Carlyle Credit Solutions, Inc. and Carlyle Tactical Private Credit Fund. In addition, the Adviser’s investment team has responsibilities for sourcing and managing private debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, the Fund and its Shareholders. Although the professional staff of the Adviser will devote as much time to management of the Fund as appropriate to enable the Adviser to perform its duties in accordance with the Investment Advisory Agreement, the investment professionals of the Adviser may have conflicts in allocating their time and services among the Fund, on the one hand, and investment vehicles managed by Carlyle or one or more of its affiliates on the other hand.

Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner in accordance with its allocation policies and procedures, it is possible that, in the future, the Fund may not be given the opportunity to participate in investments made by investment funds managed by the Adviser or an investment manager affiliated with the Adviser, including Carlyle.

As a result of the expansion of Carlyle’s platform into various lines of business in the alternative asset management industry, Carlyle is subject to a number of actual and potential conflicts of interest and subject to greater regulatory oversight than that to which it would otherwise be subject if it had just one line of business. In addition, as Carlyle expands its platform, the allocation of investment opportunities among its investment funds, including the Fund, is expected to become more complex. In addressing these conflicts and regulatory requirements across Carlyle’s various businesses, Carlyle has and may continue to implement certain policies and procedures (for example, information barriers). In addition, the Fund may come into possession of material non-public information with respect to issuers in which it may be considering making an investment. As a consequence, the Fund may be precluded from providing such information or other ideas to other funds affiliated with Carlyle that benefit from such information or the Fund may be precluded from otherwise consummating a contemplated investment. To the extent the Fund or any other funds affiliated with Carlyle fail to appropriately deal with any such conflicts, it could negatively impact the Fund’s reputation or Carlyle’s reputation and the Fund’s ability to raise additional funds and the willingness of counterparties to do business with the Fund or result in potential litigation against the Fund.

In the ordinary course of business, the Fund may enter into transactions with affiliates that may be considered related party transactions. The Fund has implemented certain policies and procedures to screen transactions for any possible affiliations between the proposed portfolio investment, the Fund and other affiliated persons, including the Adviser, Shareholders that own more than 5% of the Fund, employees, officers and directors of the Fund and the Adviser and certain persons directly or indirectly controlling, controlled by or under common control with the foregoing persons. The Fund will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the Fund has taken appropriate actions to seek Board review and approval or SEC exemptive relief for such transaction.

In the course of the Fund’s investing activities, it pays management and incentive fees to the Adviser and reimburses the Adviser for certain expenses it incurs in accordance with the Investment Advisory Agreement. Accordingly, a conflict may arise where the Adviser has an incentive to structure transactions to generate the higher management or incentive fees or reimbursements for the Adviser. Investors in the Fund’s common shares invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments.

During periods of unusual market conditions, the Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only investment funds, accounts or similar arrangements that are typically managed on a side-by-side basis with levered and/or long-short investment funds, accounts or similar arrangements.

Additionally, following the completion of the Tender Offer, New Issuance and Private Purchase, Carlyle or an affiliate holds approximately 23% of the Fund’s voting securities, as of August 31, 2026. See “Control Persons and Principal Holders of Securities” and “Description of our Securities -Certain Aspects of the Delaware Control Share Statute.”

Code of Ethics

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. The codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov.

PRICE RANGE OF COMMON SHARES

Our common shares are currently traded on the NYSE under the symbol “CCIF.” Between May 29, 2019 and July 27, 2023, the Fund’s common shares traded on NYSE under the symbol “VCIF.” The following table lists the high and low closing sale price for our common shares, the high and low closing sale price as a percentage of NAV and distributions declared per common share for each quarter since September 30, 2023.

	Closing Sales Price			Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions Declared(3)
Period	NAV(1)	High	Low
Fiscal year ending September 30, 2024(4)
First quarter	7.99	8.16	7.48	2.13%	(6.38)%	0.2982
Second quarter	7.88	8.16	7.78	3.55%	(1.27)%	0.3038
Third quarter	7.68	8.60	7.73	11.98%	0.65%	0.3150
Fourth quarter	7.64	8.75	7.75	14.53%	1.44%	0.3150
Fiscal year ending September 30, 2025(5)
First quarter	7.44	8.41	7.92	13.04%	6.45%	0.3150
Second quarter	6.98	7.99	6.76	14.47%	(3.15)%	0.3150
Third quarter	6.51	7.03	5.98	7.99%	(8.14)%	0.3150
Fourth quarter	6.13	6.50	5.29	6.04%	(13.70)%	0.3150
Fiscal year ending September 30, 2026(6)
First quarter	5.17	5.74	4.58	11.03%	(11.41)%	0.3150
Second quarter	3.34	4.95	3.07	48.20%	(8.23)%	0.2700
Third quarter	3.32	3.49	2.67	5.12%	(19.58)%	0.1800

(1)

NAV per common share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per common share on the date of the high and low sales prices. The NAVs shown are based on outstanding common shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)

Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per common share that we have declared on our common shares in the specified quarter. Tax characteristics of distributions will vary.

(4)	For the fiscal year ending September 30, 2024, distributions made by us were comprised, in part, of a return of capital, as calculated on a per common share basis.
(5)	For the fiscal year ending September 30, 2025, distributions made by us were comprised, in part, of a return of capital, as calculated on a per common share basis.
(6)

During the fiscal year ending September 30, 2026, distributions made by us were comprised, in part, of a return of capital, as calculated on a per common share basis. Common shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those common shares. The possibility that our common shares of will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our common shares will trade at, above or below NAV in the future. Our NAV per common share was $3.23 as of August 31, 2026. The closing sales price for common shares on the NYSE on September 25, 2026 was $2.42, which represented a 25.08% discount to NAV per common share.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of our common shares, preferred shares, subscription rights and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security being offered thereby.

The following are our authorized and outstanding classes of securities as of August 24, 2026:

Title of Class	Amount Authorized	Amount Held By Fund	Amount Outstanding
Shares of Beneficial Interest	Unlimited	None	21,367,010 shares
Series B Convertible Preferred Shares	$3,017,000	None	3,017 shares
Series D Term Preferred Shares	$30,000,000	None	1,200,000 shares
Series E Convertible Preferred Shares	$17,500,000	None	17,500 shares

Under the Declaration of Trust, the Fund is authorized to issue an unlimited number of common shares and is not subject to a dollar limit on the size of the Fund.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

Classified Board of Trustees. The terms for which the Trustees hold office are organized into three classes, and trustees are elected to hold office for a term expiring at the annual meeting of Shareholders held in the third year following the year of their election.

Trustee Removal. A Trustee may be removed from office with cause only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees).

Derivative Actions. In addition to the requirements set forth in Section 3816 of the DSTA, Section 5.6 of the Declaration of Trust states that a Shareholder or Shareholders may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) The Shareholder or Shareholders must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed, and a demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as such term is defined in the DSTA); (ii) Shareholders holding at least 10% of the outstanding Shares of the Fund join in the request for the Board to commence such action; and (iii) the Board must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Board shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Board determines not to bring such action. Additionally, the Board may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are “independent trustees” (as such term in defined in the DSTA). However, these requirements do not apply to claims brought under the federal securities laws.

Exclusive Delaware Jurisdiction and Jury Waiver. Any claims, suits, actions or proceedings arising out of or relating in any way to the Fund, the DSTA, the Declaration of Trust or the By-Laws shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, and irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. However, these requirements do not apply to claims asserted under the U.S. federal securities laws including, without limitation, the 1940 Act.

The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. The foregoing is only a summary of certain aspects of the Declaration of Trust. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Certain Aspects of the Delaware Control Share Statute

Because the Fund is organized as a Delaware statutory trust, it is subject to the Control Share Statute. The Control Share Statute provides that an acquirer of shares above a series of voting power thresholds has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless the restoration of voting rights is approved by a two-thirds vote of the Fund’s other shares, excluding the interested shares, or the acquisition of such shares is exempted by the Board.

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These voting power thresholds are as follows:

•	10% or more, but less than 15% of all voting power;

•	15% or more, but less than 20% of all voting power;

•	20% or more, but less than 25% of all voting power;

•	25% or more, but less than 30% of all voting power;

•	30% or more, but less than a majority of all voting power; or

•	a majority or more of all voting power.

Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” which is broadly defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders of the Fund or exempted by the Board. Approval by the shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. The Board is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. However, Section 1.9 of the Fund’s By-Laws, provides that the voting restrictions under the Control Share Statute shall not apply to (i) any acquisition of preferred shares that may be issued by the Fund and (ii) any acquisition or proposed acquisition of shares by any company that, in accordance with the 1940 Act or SEC exemptive order or other regulatory relief or guidance, votes the shares held by it in the same proportion as the vote of all other holders of such security or all securities. Shares of the Fund held by an affiliate of CGCIM were exempted from the Control Share Statute by the Board. The Board considered these exemptions in connection with the Transaction that resulted in CGCIM becoming the Fund’s investment adviser and determined that such exemptions were in the best interest of the Fund and its shareholders, including with respect to the liquidity that CGCIM and its affiliates agreed to provide to investors through the Tender Offer and their commitment to purchase additional shares of the Fund in the New Issuance. At this point the Board has not determined to exempt common shares as a class from the application of the Control Share Statute in order to preserve the protections afforded by the Control Share Statute, but would consider any control share acquisitions on a case by case basis as it did with Carlyle’s acquisition.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to August 1, 2022. However, such shares will be aggregated with any shares acquired after August 1, 2022 for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

The Control Share Statute may protect the long-term interests of Fund shareholders by limiting the ability of certain investors to use their ownership to attempt to disrupt the Fund’s long-term strategy such as by forcing a liquidity event. However, the Control Share Statute may also serve to entrench the Board and make it less responsive to shareholder requests. The totality of positive or negative affects is difficult to predict as the Control Share Statute has been in effect for a relatively short period of time.

Recent federal and state court opinions in the state of Massachusetts have held that the Control Share Statute provisions are not consistent with the 1940 Act, although one of such judgments is currently on appeal. Such cases involved a registered investment company organized as a Massachusetts business trust. The facts and analysis at issue in such Massachusetts cases are distinguishable from the Fund because, among other reasons, the Fund is a statutory trust organized in Delaware with a control share statute that automatically applied to the Fund when the statute went into effect. In contrast, no such statutory provision was directly applicable to Massachusetts business trusts. Accordingly, it is uncertain whether the Massachusetts case law would apply to the Fund.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

DESCRIPTION OF OUR COMMON SHARES

The following description is based on relevant portions of the Delaware Statutory Trust Statute and our Declaration of Trust and By-laws. This summary is not necessarily complete, and we refer you to the Delaware Statutory Trust Statute, Declaration of Trust and By-laws for a more detailed description of the provisions summarized below.

General

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 8, 2011. The Fund’s Declaration of Trust was amended and restated in connection at Closing. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of common shares of beneficial interest. The Trustees have authorized an unlimited number of common shares. The Fund holds annual meetings of its Shareholders. As of August 24, 2026, 21,367,010 common shares were outstanding, of which none were owned by the Fund.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, no par value, as well as the other securities described in this Prospectus. Each common share of beneficial interest of the Fund represents an equal proportionate interest in the assets of the Fund with each other common share of beneficial interest in the Fund. Holders of common shares of beneficial interest will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its Shareholders of common shares of beneficial interest after payment of Fund operating expenses including interest on outstanding borrowings, if any, monthly and no less frequently than annually. Dividends declared on common shares will be automatically reinvested in additional common shares of the Fund, unless a common shareholder elects to opt-out. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of common shares. Each whole common share of beneficial interest shall be entitled to one vote, and each fractional share shall be entitled to a vote of such fraction, as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its Shareholders. The common shares of beneficial interest as well as the other securities described in this Prospectus are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the common shares of beneficial interest or other securities described in this Prospectus. The Declaration of Trust provides that the Fund’s common shareholders are not liable for any liabilities of the Fund. Although common shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, a share certificate may be issued at the Fund’s discretion for any or all of the full common shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each Shareholder upon which the registration of common shares are recorded, and transfers, permitted only in rare circumstances, such as death, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

DESCRIPTION OF OUR PREFERRED SHARES

In addition to common shares, our Declaration of Trust authorizes the issuance of preferred shares.

On August 27, 2024, the Fund issued 11,517 shares of 7.125% Series B Convertible Preferred Shares due August 27, 2029, in a private placement for aggregate gross proceeds of $11,517,000. The Series B Convertible Preferred Shares have a liquidation preference of $1,000.00 per share (the “Series B Liquidation Preference”), and pay a quarterly dividend at a fixed annual rate of 7.125% of the Series B Liquidation Preference, or $71.25 per share, per year. The Series B Convertible Preferred Shares rank senior to the common shares in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation, or winding up of the Fund’s affairs. The Series B Convertible Preferred Shares rank equal in priority with the Fund’s Series D Term Preferred Shares, and Series E Convertible Preferred Shares.

At any time on or after February 27, 2025, at the Fund’s sole option, the Fund may redeem, from time to time, the outstanding Series B Convertible Preferred Shares in whole or in part, at a price per share equal to the sum of the Series B Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares. The Fund is required to redeem, all outstanding Series B Convertible Preferred Shares on August 27, 2029 (the “Series B Term Redemption Date”), at a redemption price equal to the Series B Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. The Fund cannot effect any amendment, alteration or repeal its obligation to redeem all of the Series B Convertible Preferred Shares on the Series B Term Redemption Date without the prior, unanimous approval of the holders of the Series B Convertible Preferred Shares.

Shareholders of the Series B Convertible Preferred Shares may opt to convert the shares at any time on or after the date six months after the issuance of the Series B Convertible Preferred Share into common shares equal to the Series B Liquidation Preference of the Series B Convertible Preferred Shares, plus an amount equal to accumulated but unpaid dividends, if any, divided by the Conversion Price. The “Series B Conversion Price” is the greater of (i) the market price per common share, represented by the average official closing price for the five trading days immediately prior to the date of exercise, or (ii) the Fund’s most recently reported net asset value per common share immediately prior to the date of exercise. If the Fund fails to fulfill its obligations to deliver common shares upon conversion, the quarterly dividend rate payable on the Series B Convertible Preferred Shares will increase to a fixed annual rate of 9.125% of the Series B Liquidation Preference until the date on which the Fund fulfills its delivery obligations. No holder of Series B Convertible Preferred Shares may exercise its conversion right if upon conversion the holder would receive common Shares that would cause funds and accounts managed by the investment adviser to such funds and account and any person controlled by the parent company of such investment adviser to beneficially own in the aggregate more than 4.9% of the common Shares. In addition, notwithstanding anything in the Fund’s Declaration of Trust to the contrary, no holder of Series B Convertible Preferred Shares that is an investment company (as defined in the 1940 Act) or would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act may exercise its conversion privilege or be entitled to receive common Shares upon the exercise of its conversion privilege, to the extent (but only to the extent) that the receipt of such common Shares would cause such holder to become, directly or indirectly, a beneficial owner of more than 3% of the Fund’s outstanding voting securities.

On October 30, 2025, the Fund issued 1,200,000 shares of 7.375% Series D Term Preferred Shares (the “Series D

Term Preferred Shares”) due October 30, 2028, for aggregate gross proceeds of $30,000,000. The shares are listed on the New York Stock Exchange under the symbol “CCID”. The Series D Term Preferred Shares rank equal in priority with the Fund’s Series B Convertible Preferred Shares, and Series E Convertible Preferred Shares.

Each holder of Series D Term Preferred Shares is entitled to a liquidation preference of $25.00 per share (the “Series D Liquidation Preference”), plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. The Fund is required to redeem all outstanding shares of the Series D Term Preferred

Shares on October 30, 2028 (the “Series D Mandatory Redemption Date”), at a redemption price equal to the Series D Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. The Fund cannot effect any modification of or repeal its obligation to redeem the Series D Term Preferred Shares on the Series D Mandatory Redemption Date without the prior, unanimous approval of the holders of the Series D Term Preferred Shares. At any time on or after October 30, 2026, (the “Optional Redemption Date”), the Fund may, at its sole option, redeem the outstanding Series D Term Preferred Shares in whole or, from time to time, in part, at the Series D Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares.

The holders of Series D Term Preferred Shares are entitled to receive monthly dividends at a fixed annual rate of 7.375% of the Series D Liquidation Preference ($1.84375 per share per year), or the dividend rate. Cumulative cash dividends on each share of Series D Term Preferred Shares accumulate from, and including, the original issue date. Dividends on the Series D Term Preferred Shares were accrued daily, payable monthly in arrears, and included in Interest expense on the Statement of Operations.

On October 30, 2025, the Fund issued 17,500 shares of 7.25% Series E Convertible Preferred Shares due October 30, 2030, in a private placement for aggregate net proceeds (before expenses) of approximately $16,275,000. The Series E Convertible Preferred Shares have a liquidation preference of $1,000.00 per share (the “Series E Liquidation Preference”), and pay a quarterly dividend at a fixed annual rate of 7.25% of the liquidation preference, or $72.50 per share, per year. The Series E Convertible Preferred Shares rank senior to the common shares in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation, or winding up of the Fund’s affairs. The Series E Convertible Preferred Shares rank equal in priority with the Fund’s Series B Convertible Preferred Shares, and Series D Term Preferred Shares.

At any time on or after May 1, 2026, at the Fund’s sole option, the Fund may redeem, from time to time, the outstanding Series E Convertible Preferred Shares in whole or in part, at a price per share equal to the sum of the Series E Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares. The Fund is required to redeem, all outstanding Series E Convertible Preferred Shares on October 30, 2030 (the “Series E Term Redemption Date”), at a redemption price equal to the Series E Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. The Fund cannot effect any amendment, alteration or repeal its obligation to redeem all of the Series E Convertible Preferred Shares on the Series E Term Redemption Date without the prior, unanimous approval of the holders of the Series E Convertible Preferred Shares.

Shareholders of the Series E Convertible Preferred Shares may opt to convert the shares at any time on or after the date six months after the issuance of the Series E Convertible Preferred Shares into common shares equal to the Series E Liquidation Preference of the Series E Convertible Preferred Shares, plus an amount equal to accumulated but unpaid dividends, if any, divided by the Series E Conversion Price. The “Series E Conversion Price” is the greater of (i) the market price per common share, represented by the average official closing price for the five trading days immediately prior to the date of exercise, or (ii) the Fund’s most recently reported net asset value per common share immediately prior to the date of exercise. If the Fund fails to fulfill its obligations to deliver common shares upon conversion, the quarterly dividend rate payable on the Series E Convertible Preferred Shares will increase to a fixed annual rate of 9.25% of the liquidation preference until the date on which the Fund fulfills its delivery obligations. No holder of the Series E Convertible Preferred Shares may exercise its conversion right if upon conversion the holder would receive common Shares that would cause funds and accounts managed by the investment adviser to such funds and account and any person controlled by the parent company of such investment adviser to beneficially own in the aggregate more than 4.9% of the common Shares. In addition, notwithstanding anything in the Fund’s Declaration of Trust to the contrary, no holder of Series E Convertible Preferred Shares that is an investment company (as defined in the 1940 Act) or would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act may exercise its conversion privilege or be entitled to receive common Shares upon the exercise of its conversion privilege, to the extent (but only to the extent) that the receipt of such common Shares would cause such holder to become, directly or indirectly, a beneficial owner of more than 3% of the Fund’s outstanding voting securities.

Except where otherwise stated in the 1940 Act or the Fund’s Declaration of Trust, each holder of Series B Convertible Preferred Shares, Series D Term Preferred Shares, and Series E Convertible Preferred Shares will be entitled to one vote for each share of preferred shares held on each matter submitted to a vote of the Fund’s shareholders. The Fund’s preferred shareholders and common shareholders will vote together as a single class on all matters submitted to the Fund’s shareholders. Additionally, the Fund’s preferred shareholders will have the right to elect two Preferred Trustees at all times, while the Fund’s preferred shareholders and common shareholders, voting together as a single class, will elect the remaining members of the Board.

We may issue preferred shares from time to time in one or more classes or series, without Shareholder approval. Prior to issuance of shares of each class or series, our Board is required by Delaware law and by our Declaration of Trust to set, subject to the express terms of any of our then outstanding classes or series of shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act limits our flexibility as to certain rights and preferences of the preferred shares. In particular, every share issued by the Fund must be voting shares and have equal voting rights with every other outstanding class of voting shares, except to the extent that the shares satisfy the requirements for being treated as a senior security, which requires, among other things, that:

•

immediately after issuance and before any distribution is made with respect to shares, we must meet a coverage ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred shares, of at least 200%; and

•

the holders of preferred shares must be entitled as a class to elect two trustees at all times and to elect a majority of the trustees if and for so long as dividends on the preferred shares are unpaid in an amount equal to two full years of dividends on the preferred shares.

The features of the preferred shares are further limited by the requirements applicable to RICs under the Code.

For any class or series of preferred shares that we may issue, our Board will determine and the prospectus supplement relating to such class or series will describe:

•	the designation and number of shares of such class or series;

•

the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

•	the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such class or series;

•	any provisions relating to the redemption of the shares of such class or series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

All preferred shares that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred shares will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to our Shareholders to purchase common shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our Shareholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our Shareholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each Shareholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Additionally, any transferrable rights for common shares will comply with the following conditions:

•	the offering fully protects shareholders preemptive rights and does not discriminate among shareholders;

•	management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights;

•	ratio of offering does not exceed one new share for each three rights held; and

•	the Board makes good faith determination that the offering would result in a net benefit to existing shareholders.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of common shares at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the common shares purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than Shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any Shareholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of Shareholders who do not fully exercise their subscription rights. Further, because the net proceeds per common share from any rights offering may be lower than our then current net asset value per common share, the rights offering may reduce our net asset value per common share. The amount of dilution that a Shareholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common shares could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional common shares may be issued upon completion of such rights offering. All of our Shareholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities we may issue are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “- Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Any accompanying prospectus supplement will describe any other material terms of the debt securities being offered thereunder. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. We will file the indenture with the SEC. In addition, we will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Additional Information” for information on how to obtain a copy of the indenture once available.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued ;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default (as described below);

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, a discussion of certain U.S. federal income tax considerations;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	the listing, if any, on a securities exchange; and

•	any other terms.

Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

While any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distributions to our Shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and an accompanying prospectus supplement, or the offered debt securities, and any debt securities issuable upon conversion or exchange of other offered securities, or the underlying debt securities, may be issued under the indenture in one or more series.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “—Events of Default” and “—Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

Pursuant to the indenture, we have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “-Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

an investor cannot cause the debt securities to be registered in his, her or its name and cannot obtain certificates for his, her or its interest in the debt securities, except in the special situations we describe below;

•

an investor will be an indirect holder and must look to his, her or its own bank or broker for payments on the debt securities and protection of his, her or its legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•

an investor may not be able to pledge his, her or its interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•

the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•

an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•

financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “-Issuance of Securities in Registered Form” above.

A prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

Unless the prospectus supplement relating to such debt security states otherwise, we will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”

Payments on Certificated Securities

In the event our debt securities become represented by certificates, unless the prospectus supplement relating to such debt security states otherwise, we will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by a check mailed on the interest payment date to the securityholder at his or her address as shown on the trustee’s records as of the close of business on the record date. We will make all payments of principal and premium, if any, by check at the office of the trustee in New York, New York and/or at other offices that may be specified in the Indenture or a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on a debt security by wire transfer of immediately available funds to an account at a bank in the United States, on the due date. To request payment by wire, the holder must give the trustee appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in a prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt security states otherwise):

•	we do not pay the principal of (or premium, if any, on) a debt security of the series when due and payable, and such default is not cured within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of any other covenant with respect to debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•

we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 90 days;

•

on the last business day of each of twenty-four consecutive calendar months, all series of our debt securities issued under the indenture together have an asset coverage of less than 100% after giving effect to exemptive relief, if any, granted to us by the SEC; or

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing (unless the prospectus supplement relating to such debt security states otherwise), the following remedies are available. The trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable by a notice in writing to us (and to the trustee if given by such holders). This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the debt securities of that series (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default with respect to that series have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the applicable trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee reasonable indemnity, security, or both against the costs, expenses, and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•

the holders of a majority in principal amount of the outstanding debt securities of the relevant series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the Indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

•	in the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•

where we merge out of existence or convey or transfer substantially all of our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

•	immediately after the transaction, no default or Event of Default will have happened and be continuing;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a debt security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment following the date on which such amount is due and payable;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	reduce the percentage in principal amount of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage in principal amount of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults; and

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not materially adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance-Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the indenture by delivering to the trustee for cancellation all outstanding debt securities and by depositing with the trustee after the debt securities have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding debt securities and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the Indenture.

Defeasance

The following defeasance provisions will be applicable to each series of debt securities (unless the prospectus supplement relating to such debt security states otherwise). “Defeasance” means that, by depositing with the trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the debt securities when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the debt securities. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the applicable debt securities. The consequences to the holders of such securities would be that, while they would no longer benefit from certain covenants under the indenture, and while such securities could not be accelerated for any reason, the holders of applicable debt securities nonetheless would be guaranteed to receive the principal and interest owed to them.

Covenant Defeasance

Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, the following must occur:

•

if the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such series of debt securities a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if such covenant defeasance had not occurred;

•	we must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law or we obtain or there has been published an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on such securities on their various due dates;

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal income tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if such defeasance had not occurred. Under current U.S. federal income tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•	we must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were effectively subordinated, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or we may choose to perform these functions.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if the Transfer Agent, as applicable, is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

The Trustee under the Indenture

The indenture and applicable prospectus supplement will identify the trustee with respect to any particular series of debt securities.

Certain Considerations Relating To Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

BOOK-ENTRY DEBT SECURITIES

Unless otherwise indicated in the applicable prospectus supplement, the Depository Trust Company (“DTC”), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

U.S. FEDERAL INCOME TAX MATTERS

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund’s common shares. The discussion below provides general tax information related to an investment in the Fund’s common shares, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences (such as estate and gift tax consequences). It is based on the Code, U.S. Treasury Regulations thereunder, or “Treasury Regulations,” and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding common shares as part of a hedging transaction, wash sale, conversion transaction, straddle or integrated transaction or persons entering into a constructive sale with respect to common shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds common shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of common shares who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds common shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners in a partnership holding common shares should consult their tax advisors with respect to the tax treatment to them of the partnership’s ownership and disposition of common shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

The following summary does not address U.S. federal income tax considerations applicable to preferred shares, subscription rights or debt securities. If the Fund issues preferred shares, subscription rights or debt securities, the applicable prospectus supplement will contain a discussion of certain U.S. federal income tax considerations relating to such securities.

Taxation of the Fund

The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to shareholders. To qualify as a RIC in any tax year, the Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Fund will generally qualify as a RIC for a tax year if (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income (for this purpose, excluding net income derived from interests in qualified publicly traded partnerships). The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

In addition, to maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to shareholders (the “90% distribution requirement”). If the Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to shareholders (including amounts that are reinvested pursuant to the DRP). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each Shareholder will be required to report its share of such undistributed net capital gains attributed to the Fund as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis in its common shares by the difference between its share of such undistributed net capital gains and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gains for a tax year.

As a RIC, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years. For purposes of determining whether the Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax.

Any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate Shareholders and for treatment as qualified dividend income in the case of certain non-corporate Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If, however, the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Some of the investments that the Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with OID, may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the tax year it is accrued, the Fund may be required to make a distribution to Shareholders to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to raise additional debt or equity capital, dispose of other securities or forgo new investment opportunities for this purpose.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund expects to invest a portion of its Net Assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, and to minimize the risk that it becomes subject to U.S. federal income tax or the 4% excise tax.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of stock or securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to its Shareholders the foreign source amount of income distributed and the respective amount of foreign taxes paid by the Fund. If the Fund so elects, each Shareholder would be required to include in gross income, even though not actually received, such Shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). For these purposes, “shares” would include any interests in a PFIC that are treated as equity for U.S. federal income tax purposes. In general, a foreign company is considered a PFIC in any taxable year if at least 50% of the average value of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even if the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the PFIC’s ordinary earnings and net capital gains on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to the PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be recognized by Fund Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

Some of the CLOs in which the Fund may invest may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests (which for these purposes includes certain debt tranches that are treated as equity for U.S. federal income tax purposes) of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs and other PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in such CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs.

If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s “subpart F income” and “net CFC tested income” (formerly known as “global intangible low-taxed income”) for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.

The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary income or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Fund Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of corporate income tax or the 4% excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, any distributions made by the Fund during the tax year before such losses were recognized may be recharacterized as a return of capital to Fund Shareholders for U.S. federal income tax purposes, the treatment of which is described below, rather than as ordinary dividend income.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on common shares. Limits on the Fund’s ability to pay dividends on common shares may prevent the Fund from meeting the distribution requirements described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to corporate income tax or the 4% excise tax. The Fund endeavors to avoid restrictions on its ability to make distributions to its Shareholders. If the Fund is precluded from making distributions on common shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the distribution requirements that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of such preferred shares.

Certain of the Fund’s investments and hedging or derivative transactions are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

The remainder of this discussion assumes that the Fund has qualified for and maintained its treatment as a RIC for U.S. federal income tax purposes and has satisfied the distribution requirements described above.

Taxation of U.S. Shareholders

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains that are properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned common shares. The ultimate tax characterization of the Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s tax basis in its common shares. To the extent that the amount of any such distribution exceeds the Shareholder’s tax basis in its common shares, the excess will be treated as gain from a sale or exchange of common shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares.

A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of common shares, even if such common shares are sold at a loss relative to the Shareholder’s original investment.

It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund are characterized as ordinary income for U.S. federal income tax purposes. In addition, the Fund has elected to recognize any accrued market discount on debt obligations as ordinary income on a current basis, instead of upon disposition of the applicable debt obligation. Debt obligations will generally be treated as acquired with “market discount” if they have a fixed maturity date of more than one year from the date of issuance and are acquired by the Fund in the secondary market at a price below their stated redemption price at maturity (or, in the case of securities with OID, at a price below their revised issue price), unless the discount is less than a specified de minimis amount.

Distributions made by the Fund to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund from domestic corporations. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its common shares. Distributions of “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and generally will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

Certain distributions reported by the Fund as Section 163(j) interest dividends may be eligible to be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Code Section 163(j). Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

If a person acquires common shares shortly before the record date of a distribution, the price of the shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of the person’s investment in such shares.

Distributions paid by the Fund generally will be treated as received by a Shareholder at the time the distribution is made. However, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Fund makes such an election, the Shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the calendar year in which the distribution was declared.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its taxable income (such as ordinary income, capital gains, dividends qualifying for the dividends-received deduction and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends (and any dividends qualifying for the dividends-received deduction or dividends treated as qualified dividend income) between its common shares and any preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and preferred shares. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on its preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional common shares will receive a report as to the NAV of those common shares.

Sale or Exchange of Common Shares

Upon the sale or exchange of common shares (except pursuant to a redemption, as described below), a Shareholder generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the common shares and the Shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such common shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a Shareholder on the sale or exchange of common shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such shares. In addition, no loss will be allowed on a sale or exchange of common shares if the Shareholder acquires (including through reinvestment of distributions or otherwise), or enters into a contract or option to acquire, substantially identical shares within 30 days before or after the sale or exchange of such shares at a loss. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In general, U.S. Shareholders currently are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the Shareholder’s income exceeds certain threshold amounts) on their net capital gains (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in common shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gains at the 21% rate also applied to ordinary income. Non-corporate Shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate Shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

If the Fund redeems any common shares held by a Shareholder, the redemption will be treated as a sale or exchange, the treatment of which is described above, if the redemption (i) is a “complete termination” of the Shareholder’s equity interest in the Fund, (ii) is a “substantially disproportionate” redemption with respect to the Shareholder or (iii) is “not essentially equivalent to a dividend” with respect to the Shareholder. In determining whether any of these tests has been met, a Shareholder must take into account not only common shares that are actually owned but also other shares that the Shareholder constructively owns within the meaning of Section 318 of the Code. If none of these alternative tests are met, the redemption will be treated as a distribution with respect to the common shares, the treatment of which is described above.

Under Treasury Regulations, if a Shareholder recognizes losses with respect to common shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information to the IRS and to taxpayers is generally required for covered securities, which generally include shares of a RIC acquired on or after January 1, 2012. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of common shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.

Backup Withholding and Information Reporting

Information returns will generally be filed with the IRS in connection with payments on common shares and the proceeds from a sale or other disposition of common shares. A Shareholder will generally be subject to backup withholding on all such amounts if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. Shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other

Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be refunded or credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Fund by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in common shares.

The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income that the Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.

If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a 30% rate (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. Shareholder derives from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to the respective rate of withholding tax applicable to non-U.S. Shareholders.

A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of common shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements, such capital gains distributions, undistributed capital gains and gains from the sale or exchange of common shares will be subject to tax at a 30% rate (or a lower rate provided under an applicable treaty).

Furthermore, properly reported distributions by the Fund that are received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). To qualify for this exemption from withholding for interest-related dividends, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of common shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. Thus, an investment in the common shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of common shares will be subject to U.S. federal income tax, on a net income basis, in the same manner as, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Under the FATCA provisions of the Code, the Fund is required to withhold U.S. tax (at the applicable rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Fund. In some states or localities, entity-level tax treatment and the treatment of distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in common shares may have tax consequences for Shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $250,000,000 of our common shares, preferred shares, subscription rights to purchase shares of our shares or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any overallotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by such prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our shares, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our shares at the time of the offering except (1) in connection with a rights offering to our existing shareholders, (2) with the consent of the majority of our shareholders, (3) the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common shareholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act of 1933, as amended (the “Securities Act”), and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in overallotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Overallotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the overallotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our shares on NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our shares. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the applicable prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each series of securities will be a new issue with no trading market, other than our shares, which is traded on the NYSE. We may elect to list any other series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us.

The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into Derivative Transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

DIVIDEND REINVESTMENT PLAN

The Fund will operate under the Dividend Reinvestment Plan (“DRP”) administered by Equiniti. Pursuant to the DRP, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to Equiniti. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by Equiniti within 15 days prior to the applicable dividend payment date, or the Shareholder will receive such Distribution in shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a dividend, capital gain or other distribution (each, a “Distribution” and collectively, “Distributions”) Equiniti, on the Shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. Distributions that are reinvested through the issuance of new shares increase our Shareholders’ equity on which a management fee is payable to the Adviser. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by 95% of the market price per share of the Fund’s common shares at the close of regular trading on the NYSE. The newly issued shares would be issued whether our shares are trading at a premium or discount to NAV. However, the Fund reserves the right to purchase shares in the open market in connection with the implementation of the DRP to the extent that shares are trading at a price below NAV per share. Shares purchased in open market transactions by the plan administrator will be allocated to a Shareholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares purchased in the open market.

Equiniti will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Equiniti will hold shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. Equiniti will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRP, Equiniti will administer the DRP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.

Neither Equiniti nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the DRP upon 60 days’ notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to Equiniti at 6201 15th Ave., Brooklyn, NY 11219. Certain transactions can be performed by calling the toll free number (866) 277-8243.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•	alter any of our fundamental policies, which are set forth below in “- Fundamental Investment Restrictions”; or

•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our trustees must be persons who are not “interested persons” of us, as that term is defined in the 1940 Act. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates absent exemptive relief or other prior approval by the SEC.

We will generally not be able to issue and sell shares of our shares at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell our shares at a price below the then current NAV per share if our Board determines that such sale is in our best interests and the best interests of our shareholders, and the holders of a majority of the holders of our shares, approves such sale. In addition, we may generally issue new shares at a price below NAV in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.

Fundamental Investment Restrictions

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this Prospectus, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)

Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)

Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)

Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(4)

Invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. For purposes of this restriction, an investment in a CLO, collateralized bond obligation, CDO or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

(5)

Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.

(6)

Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)

Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, including notes secured by real estate, which may be considered loans; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities. Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

The Fund will treat with respect to participation interests both the financial intermediary and the borrower as “issuers” for purposes of fundamental investment restriction (5).

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders, as applicable, will be required or sought.

Non-Fundamental Investment Restrictions

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without the approval of the holders of a majority of the outstanding voting securities of the Fund. The Fund may not:

(1)	Change or alter the Fund’s investment objective or 80% policy;

(2)	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; and

(3)

Purchase any securities on margin except as may be necessary in connection with transactions described in this prospectus and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

Proxy Voting Policy and Proxy Voting Record

The Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Adviser as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains our privacy policies and those of our affiliated companies. The terms of this notice apply to both current and former shareholders. We will safeguard all information we receive about you in accordance with reasonable and proportional standards of security and confidentiality under applicable federal law. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Adviser, the Administrator and their affiliates and service providers who need to know your personal information to perform their jobs, and in connection with servicing your account. Our goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase our shares and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to us. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants, or to other third parties as permitted by law.

In addition to disclosing your information to third parties in the context of providing the services you request, we reserve the right to disclose or report personal or account information to non-affiliated third parties where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

BROKERAGE ALLOCATION

The Fund generally acquires and disposes of its investments in the secondary market through brokers. Brokerage commissions paid for by the investment adviser are reflected in the trade price.

Subject to policies established by the Fund’s Board, the Adviser has a duty to seek to obtain the “best price and execution” on all security transactions in the Fund’s portfolio.

In selecting third-party broker-dealers to effect transactions in a publicly traded security, the Adviser will use their best judgement to choose the service providers most capable of providing “best execution” on an overall basis. The Adviser will consider the full range of services available from and the characteristics of each broker. Such services and characteristics may include, but are not limited to: (i) whether the broker-dealer has any special knowledge of the security; (ii) whether the broker-dealer originally underwrote or sponsored the security; (iii) the ability of the broker-dealer to find a natural buyer or seller for the security; (iv) the operational efficiency with which transactions are effected (such as prompt and accurate confirmation and delivery), taking into account the size of order and difficulty of execution; (v) the financial strength, integrity and stability of the broker-dealer; (vi) the value of brokerage services over and above trade execution provided; and (vii) any other factors the investment adviser considers to be in the best interest of the Fund.

We may also pay brokerage commissions incurred in connection with open-market purchases pursuant to our dividend reinvestment plan.

We have not paid any brokerage commissions during the three most recent fiscal years.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

Following the completion of the Tender Offer, New Issuance and Private Purchase, Carlyle or an affiliate holds approximately 23% of the Fund’s voting securities, as of August 31, 2026. Carlyle or an affiliate may be deemed to control the Fund at any such time as they owns more than 25% of the outstanding voting securities. This ownership will fluctuate as new investors buy the Fund’s common shares. Shares of the Fund held by an affiliate of CGCIM were exempted from the provisions of the Control Share Statute by the Board. Depending on the size of this ownership interest at any given point in time, it is expected that Carlyle will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of Shareholders. See “Description of our Securities—Certain Aspects of the Delaware Control Share Statute.”

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. Based on SEC filings, the Fund is aware of persons or shareholder groups that were the beneficial owners of more than 5% of the outstanding shares of the Fund.

As of the dates indicated below, the name, address and percentage of ownership of each entity or person that beneficially owns more than 5% of the outstanding shares of the Fund were as follows:

Title of class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Preferred	Eagle Point Credit Management LLC(1) 600 Steamboat Road, Suite 202 Greenwich, Connecticut 06830	157,600	12.91%
Preferred	Karpus Management, Inc.(2) 183 Sully’s Trail Pittsford, New York 14534	265,100	22.09
Common	The Carlyle Group(3) 1001 Pennsylvania Avenue NW, Suite 220 South Washington, D.C. 20004	4,846,842	22.68%*

*	Beneficial ownership percentages based on 21,367,009 common shares outstanding as of August 31, 2026.
(1)	As per September 8, 2026 Schedule 13G/A filing on EDGAR. Beneficial ownership described in filing is based on sole and shared voting and investment powers.
(2)	As per December 5, 2025, Schedule 13G filing on EDGAR. Beneficial ownership described in filing is based on sole and shared voting and investment powers.
(3)	As per June 30, 2026, DEF 14A filing on EDGAR. Beneficial ownership described in filing is based on sole and shared voting and investment powers.

None of the securities being registered hereunder will be offered for the account of shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Board has engaged Ernst & Young LLP, located at principal business address One Manhattan West New York, NY 10001 to serve as the Fund’s independent registered public accounting firm.

LEGAL MATTERS

The legality of the securities offered hereby will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, Washington, D.C. and Richards, Layton & Finger, P.A., Wilmington, Delaware. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

ADDITIONAL INFORMATION

We file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act or pursuant to Rule 30b2-1 under the 1940 Act. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. This information is also available free of charge on our website (www.carlylecreditincomefund.com) or by calling (866) 277-8243 (toll-free). Information on our website and the SEC’s website is not incorporated into or a part of this prospectus.

Unresolved SEC Staff Comments: None.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.

We incorporate by reference any future filings (including those made after the date of the filing of the registration statement of which this prospectus is a part) we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act including any filings on or after the date of this prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

•	Our Notification of Registration on Form N8-A, filed with the SEC on May 3, 2011.

•	Our definitive proxy statement on Schedule 14A, filed with the SEC on August 4, 2026;

•	Our Annual Report on Form N-CSR for the fiscal year ended September 30, 2025, filed with the SEC on November 18, 2025;

•	Our Semi-Annual Report on Form N-CSRS for the period ended March 31, 2026, filed with the SEC on May 19, 2026; and

•

Our current reports on Form 8-K filed on December 12, 2025, January  15, 2026, February  13, 2026, February  25, 2026, March  13, 2026, April  15, 2026, May  15, 2026, May  19, 2026, June  12, 2026, and July 15, 2026.

The Fund will provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus or the accompanying prospectus supplement.

PART C—OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

Part A	Financial Highlights.

Part B	The following financial statements of Carlyle Credit Income Fund (the “Registrant”) have been incorporated by reference in Part A of the Registration Statement:

Consolidated Financial Statements for the Year Ended September 30, 2025 (Audited)
Consolidated Statement of Assets and Liabilities
Consolidated Schedule of Investments
Consolidated Statement of Operations
Consolidated Statement of Comprehensive Income
Consolidated Statements of Changes in Net Assets
Consolidated Statement of Cash Flows
Notes to Consolidated Financial Statements
Consolidated Financial Highlights
Supplemental Information
Report of Independent Registered Public Accounting Firm

Consolidated Financial Statements for the Period ended March 31, 2026 (Unaudited)
Consolidated Statement of Assets and Liabilities
Consolidated Schedule of Investments
Consolidated Statement of Operations
Consolidated Statement of Comprehensive Income
Consolidated Statements of Operations
Consolidated Statement of Changes in Net Assets
Consolidated Statement of Cash Flows
Notes to Consolidated Financial Statements
Consolidated Financial Highlights
Supplemental Information

2. Exhibits

2(a)(1)	Amended and Restated Declaration of Trust(6)

2(a)(2)	Certificate of Trust(1)

2(a)(3)	Certificate of Amendment to Certificate of Trust(6)

2(a)(4)	Supplement to the Amended and Restated Declaration of Trust of the Fund Relating to 8.75% Series A Preferred Shares Due 2028(9)

2(a)(5)	Amendment No. 1 to the Declaration of Trust of the Fund(10)

2(a)(6)	Second Supplement to the Amended and Restated Declaration of Trust of the Fund Relating to 7.125% Series B Convertible Preferred Shares Due 2029 (12)

2(a)(7)	Third Supplement to the Amended and Restated Declaration of Trust of the Fund Relating to 7.50% Series C Convertible Preferred Shares Due 2030 (14)

2(a)(8)	Fourth Supplement to the Amended and Restated Declaration of Trust of the Fund Relating to 7.375% Series D Convertible Preferred Shares Due 2028(16)

2(a)(9)	Fifth Supplement to the Amended and Restated Declaration of Trust of the Fund Relating to 7.250% Series E Convertible Preferred Shares Due 2030 (17)

2(b)	Amended and Restated By-Laws(6)

2(c)	Not Applicable

2(d)(1)	Form of indenture between the Fund and the trustee*

2(d)(2)	Statement of Eligibility of Trustee on Form T-1*

2(d)(3)	Form of Subscription Certificate**

2(e)	Dividend reinvestment plan(7)

2(f)	Not applicable

2(g)	Investment Advisory Agreement, dated July 14, 2023, between the Fund and Carlyle Global Credit Investment Management L.L.C.(6)

2(h)(1)	Form of Underwriting Agreement for equity securities**

2(h)(2)	Form of Underwriting Agreement for debt securities**

2(h)(3)	Equity Distribution Agreement, dated October 4, 2023, by and among the Fund, Carlyle Global Credit Investment Management L.L.C, Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc. and Oppenheimer & Co. Inc.(8)

2(h)(4)	Underwriting Agreement, dated October 18, 2023, by and among the Fund, Carlyle Global Credit Investment Management L.L.C and Ladenburg Thalmann & Co. Inc., as the representative of the underwriters named in Schedule I thereto(9)

2(h)(5)	Purchase Agreement, dated November 21, 2023, by and between the Fund and each purchaser identified on Appendix A thereto(10)

2(h)(6)	First Amendment to the Equity Distribution Agreement, dated May 20, 2024, by and among the Fund, Carlyle Global Credit Investment Management L.L.C, Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc. and Oppenheimer & Co. Inc.(11)

2(h)(7)	Convertible Preferred Shares Purchase Agreement, dated August 26, 2024, between the Fund, the purchasers thereto, and Carlyle Global Credit Investment Management L.L.C.(12)

2(h)(8)	Common Shares Purchase Agreement, dated August 26, 2024, between the Fund, the purchasers thereto, and Carlyle Global Credit Investment Management L.L.C.(12)

2(h)(9)	Second Amendment to the Equity Distribution Agreement, dated November 21, 2024, by and among the, Carlyle Global Credit Investment Management L.L.C, B. Riley Securities, Inc., Ladenburg Thalmann & Co. Inc., Oppenheimer & Co. Inc. and Lucid Capital Markets, LLC(13)

2(h)(10)	Third Amendment to the Equity Distribution Agreement, dated May 21, 2025, by and among the Fund, Carlyle Global Credit Investment Management L.L.C, B. Riley Securities, Inc., Ladenburg Thalmann & Co. Inc., Oppenheimer & Co. Inc. and Lucid Capital Markets, LLC(15)

2(h)(11)	Convertible Preferred Shares Purchase Agreement, dated January 31, 2025, between the Fund, the Purchasers, and the Adviser(14)

2(h)(12)	Underwriting Agreement, dated October 23, 2025, by and among the Fund, Carlyle Global Credit Investment Management L.L.C and Lucid Capital Markets, LLC, as the representative of the underwriters named in Schedule I thereto(17)

2(h)(13)	Convertible Preferred Shares Purchase Agreement, dated October 30, 2025, between the Fund, the Purchasers, and the Adviser(17)

2(h)(14)	Fourth Amendment to the Equity Distribution Agreement, dated February 26, 2026, by and between the Fund, Carlyle Global Credit Investment Management L.L.C, B. Riley Securities, Inc., Oppenheimer & Co. Inc. and Lucid Capital Markets, LLC*

2(i)	Not Applicable

2(j)(1)	Custody Agreement dated July 20, 2018, between Vertical Capital Income Fund, U.S. Bank National Association and NexBank SSB.(3)

2(k)(1)	Administration Agreement(7)

2(k)(2)	Transfer Agent Agreement(7)

2(k)(3)	Revolving Credit and Security Agreement dated July 11, 2025, by and among the Fund, City National Bank of Florida as Administrative Agent, Leader Arranger, a Lender and Collateral Agent*

2(l)(1)	Opinion and Consent of Counsel*

2(l)(2)	Opinion and Consent of Delaware Counsel*

2(m)	Not Applicable

2(n)	Consent of Auditor*

2(o)	Not Applicable

2(p)	Initial Capital Agreement(2)

2(q)	Not Applicable

2(r)(1)	Code of Ethics of Carlyle Credit Income Fund(7)

2(r)(2)	Code of Ethics of Carlyle Global Credit Investment Management L.L.C.(7)

2(s)	Calculation of Filing Fee Tables*

2(t)	Powers of Attorney*

101	XBRL Document

(1)	Previously filed on May 3, 2011, as an exhibit to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
(2)	Previously filed on September 30, 2011, as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
(3)	Previously filed on January 28, 2019, as an exhibit to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
(4)	Previously filed on June 5, 2023, as an exhibit to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
(5)	Previously filed on January 13, 2023, as an exhibit to the Registrant’s Current Report on Form 8-K, and hereby incorporated by reference.
(6)	Previously filed on July 17, 2023, as an exhibit to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
(7)	Previously filed on September 1, 2023, as an exhibit to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
(8)	Previously filed on October 6, 2023, as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
(9)	Previously filed on October 24, 2023, as an exhibit to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
(10)	Previously filed on November 28, 2023, as an exhibit to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.

(11)	Previously filed on May 31, 2024, as an exhibit to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
(12)	Previously filed on August 28, 2024, with Registrant’s Current Report on Form 8-K and incorporated by reference herein.
(13)	Previously filed on November 21, 2024, as an exhibit to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
(14)	Previously filed on January 31, 2025, with Registrant’s Current Report on Form 8-K and incorporated by reference herein.
(15)	Previously filed on May 21, 2025, as an exhibit to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
(16)	Previously filed on October 30, 2025, as an exhibit to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2, and hereby incorporated by reference.
(17)	Previously filed on October 31, 2025, with Registrant’s Current Report on Form 8-K and incorporated by reference herein.
*	Filed herewith.
**	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the headings “Dividend Reinvestment Plan” and “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Not Applicable.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The Registrant is not aware of any person that is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by CGCIM, the Registrant’s investment adviser. Information regarding the ownership of CGCIM is set forth in its Form ADV as filed with the Securities and Exchange Commission (the “SEC”) (File No. 801-77691).

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of each class of the Registrant’s securities as of September 16, 2026:

Title of Class	Number of Record Holders
Shares of Beneficial Interest	110

ITEM 30.	INDEMNIFICATION

Reference is made to Article V of Registrant’s Amended and Restated Declaration of Trust filed as Exhibit (2)(a)(1) to this Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to the trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the trustees, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the trustees, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

CGCIM serves as the investment adviser to the Registrant. CGCIM is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which CGCIM and its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in CGCIM’s Form ADV (File No. 801-77691), as filed with the SEC and incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the office of the Fund’s Administrator, SS&C Technologies, Inc, which has its principal office at 80 Lamberton Road Windsor, CT 06095, except for certain transfer agency records which are maintained by the transfer agent, Equiniti Trust Company, LLC which has its principal office at 6201 15th Ave. Brooklyn NY 11219.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	in reliance on Rule 430B:

•

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

•

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Actshall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

(a)

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.

The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of September 2026.

CARLYLE CREDIT INCOME FUND

By:	/s/ Nishil Mehta
Name:	Nishil Mehta
Title:	Principal Executive Officer, President and Trustee

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Nishil Mehta Nishil Mehta	Principal Executive Officer, President and Trustee	September 28, 2026

/s/ Nelson Joseph Nelson Joseph	Principal Financial Officer, Principal Accounting Officer and Treasurer	September 28, 2026

/s/ Mark Garbin* Mark Garbin	Trustee	September 28, 2026

/s/ Sanjeev Handa* Sanjeev Handa	Trustee	September 28, 2026

/s/ Lauren Basmadjian Lauren Basmadjian	Trustee and Chair of the Board	September 28, 2026

/s/ Joan McCabe* Joan McCabe	Trustee	September 28, 2026

*By: /s/ Joshua Lefkowitz Joshua Lefkowitz		September 28, 2026

As Agent or Attorney-in-Fact

*

The original powers of attorney authorizing Joshua Lefkowtiz, Jennifer Juste and Nelson Joseph to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, are filed with this Registration Statement as Exhibit 2(t).